FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-172143-06

September 26, 2012

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,251,413,606

(Approximate Total Mortgage Pool Balance)

$875,989,000

(Approximate Offered Certificates)

COMM 2012-CCRE3

Deutsche Mortgage & Asset Receiving Corporation Depositor

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation Ladder Capital Finance LLC Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	RBS
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus dated September 27, 2012, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunning Managers	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,251,413,606
and Co-Lead Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	50
		Number of Mortgaged Properties:	74
Co-Managers:	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$25,028,272
	RBS Securities Inc.	Average Mortgaged Property Cut-off Date Balance:	$16,910,995
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.78x
	(“CCRE”) (63.9%), German American Capital	Range of Mortgage Loan U/W NCF DSCR:	1.24x - 2.92x
	Corporation* (“GACC”) (27.5%) and GACC/LCF	Weighted Avg Mortgage Loan Cut-off Date LTV:	61.8%
	(8.6%)	Range of Mortgage Loan Cut-off Date LTV:	36.3% - 75.7%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg Mortgage Loan Maturity Date LTV:	53.9%
Master Servicer:	Wells Fargo Bank, National Association	Range of Mortgage Loan Maturity Date LTV:	26.9% - 69.5%
Operating Advisor:	Situs Holdings, LLC	Weighted Avg U/W NOI Debt Yield:	11.3%
Special Servicer:	Midland Loan Services, a division of PNC Bank,	Range of U/W NOI Debt Yield:	8.1% - 18.9%
	National Association	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank National Association	Original Term to Maturity (months):	112
Certificate Administrator:	Deutsche Bank Trust Company Americas	Weighted Avg Mortgage Loan
Rating Agencies:	Fitch, Inc. and Moody’s Investors Service, Inc.	Remaining Term to Maturity (months):	110
Determination Date:	The 11th day of each month, or if such 11th day is not	Weighted Avg Mortgage Loan Seasoning (months):	2
	a business day, the following business day,	% Mortgage Loans with Amortization for Full Term:	60.0%
	commencing in November 2012.	% Mortgage Loans with Partial Interest Only:	15.5%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Full Interest Only:	24.5%
	each month, commencing November 2012.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	75.7%
Cut-off Date:	Due Dates in October 2012 (or related origination	% Mortgage Loans with Upfront or
	date, if later). Unless otherwise noted, all Mortgage	Ongoing Replacement Reserves(2):	71.5%
	Loan statistics are based on balances as of the Cut-	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	50.6%
	off Date.	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(3):	83.0%
Settlement Date:	On or about October 18, 2012	% Mortgage Loans with Upfront Engineering Reserves:	60.8%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront or Ongoing Other Reserves:	47.9%
	with accrued interest.
(1)    With respect to the 260 and 261 Madison Avenue loan, the Crossgates Mall loan, The Prince Building loan and the Emerald Square Mall loan, LTV, DSCR, Debt Yield and Cut-off Date Balance per Unit/Room/Bed/NRA calculations include all related pari passu companion loans. With respect to the 425 7th Street and 800 F Street loan, LTV and Debt Yield calculations are based on the mortgage loan balance net of the $4.8 million earnout reserve.
(2)    Includes FF&E Reserves.
(3)    Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, mixed  use and industrial properties only.

ERISA Eligible:	All of the Offered Classes are expected to be ERISA
	eligible.
SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	October 2045
Minimum Denominations:	$10,000 (or $1,000,000 with respect to Class X-A)
	and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / Aaa(sf)	$68,444,000	30.000%	2.59	1 – 57	43.3%	16.1%
Class A-2	AAA(sf) / Aaa(sf)	$155,419,000	30.000%	4.89	57 – 60	43.3%	16.1%
Class A-SB	AAA(sf) / Aaa(sf)	$75,783,000	30.000%	7.41	60 – 115	43.3%	16.1%
Class A-3	AAA(sf) / Aaa(sf)	$576,343,000	30.000%	9.73	115 – 118	43.3%	16.1%
Class X-A(7)	AAA(sf) / Aaa(sf)	$994,873,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A–M(9)	AAA(sf) / Aaa(sf)	$118,884,000(10)	20.500%	9.88	118 – 119	49.1%	14.2%
Class X–B(7)	NR / Ba3(sf)	$256,540,606(8)	N/A	N/A	N/A	N/A	N/A
Class B(9)	AA-(sf) / Aa3(sf)	$75,085,000(10)	14.500%	9.91	119 – 120	52.8%	13.2%
Class PEZ(9)	A(sf) / A1(sf)	$220,562,000(10)	12.375%	9.91	118 – 120	54.2%	12.9%
Class C(9)	A(sf) / A3(sf)	$26,593,000(10)	12.375%	9.99	120 – 120	54.2%	12.9%
Class D	A-(sf) / Baa1(sf)	$26,592,000	10.250%	9.99	120 – 120	55.5%	12.6%
Class E	BBB-(sf) / Baa3(sf)	$43,800,000	6.750%	9.99	120 – 120	57.6%	12.1%
Class F	BB(sf) / Ba2(sf)	$21,899,000	5.000%	9.99	120 – 120	58.7%	11.9%
Class G	B(sf) / B2(sf)	$20,336,000	3.375%	9.99	120 – 120	59.7%	11.7%
Class H	NR / NR	$42,235,606	0.000%	9.99	120 – 120	61.8%	11.3%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB and Class A–3 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB and Class A–3 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB and Class A–3 are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $26,593,000.

(7)
The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus.

(8)
The Class X–A and Class X–B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  None of the Class X–A or Class X–B Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

SUMMARY OF THE CERTIFICATES

equal to the sum of the total Certificate Balances of each of the Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates).

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $118,884,000, $75,085,000 and $26,593,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	U/W NOI Debt Yield
A-1/A-2	CCRE	Hampton Inn Boerne	Hospitality	$4,778,575	57	1.63	64.6%	13.6%
A-2	GACC	Long Island City Hotel Portfolio	Hospitality	$25,942,838	58	2.18	64.9%	15.5%
A-2	CCRE	984 Sheridan Avenue	Multifamily	$8,300,000	58	1.35	72.2%	8.5%
A-2	CCRE	2085 Valentine Avenue	Multifamily	$7,500,000	58	1.35	73.5%	8.6%
A-2	CCRE	2544 Valentine Avenue	Multifamily	$6,800,000	58	1.36	69.4%	8.7%
A-2	CCRE	EIP Industrial Portfolio	Industrial	$72,000,000	59	1.37	74.1%	9.3%
A-2	CCRE	100 Research Drive	Office	$12,235,007	59	1.43	74.6%	10.1%
A-2	CCRE	Snowmass Village Mall	Retail	$17,200,000	60	1.51	57.0%	10.2%
A-2	CCRE	Snowmass Center	Retail	$7,900,000	60	1.55	44.8%	10.6%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,251,413,606 (Approximate) New–Issue Multi–Borrower CMBS:
–
Overview: The mortgage pool consists of 50 fixed–rate commercial and multifamily loans that have an aggregate Cut–off Date balance of $1,251,413,606 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $25,028,272 per Mortgage Loan and are secured by 74 Mortgaged Properties located throughout 22 states and the District of Columbia.

–	LTV: 61.8% weighted average Cut–off Date LTV and 53.9% weighted average Maturity Date LTV.
–	DSCR: 1.92x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.78x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.
–	Debt Yield: 11.3% weighted average debt yield, based on Underwritten NOI. 10.5% weighted average debt yield, based on Underwritten NCF.
–	Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB and Class A–3 Certificates in the aggregate, which are rated AAA(sf) / Aaa(sf) by Fitch/Moody’s.
▪	Loan Structural Features:
–	Amortization: 75.5% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
▪	60.0% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.
▪	15.5% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.
–	Hard Lockboxes: 83.0% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
▪
Cash Traps: 70.0% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
▪	Real Estate Taxes: 45 Mortgage Loans representing 75.7% of the total Cut–off Date Balance.
▪	Insurance Reserves: 38 Mortgage Loans representing 50.6% of the total Cut–off Date Balance.
▪	Replacement Reserves (Including FF&E Reserves): 43 Mortgage Loans representing 71.5% of the total Cut–off Date Balance.
▪	Tenant Improvement / Leasing Commissions: 26 Mortgage Loans representing 83.0% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.
–	Defeasance: 86.8% of the Mortgage Loans by Cut–off Date Balance permit defeasance after a lockout period and prior to an open period.
–	Yield Maintenance: 13.2% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period and prior to an open period.
▪	Multiple-Asset Types > 5.0% of the Total Pool:
–
Retail: 39.2% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (37.1% of the Mortgaged Properties are anchored retail properties, including shadow anchored properties).

–	Office: 19.2% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.
–	Industrial: 11.8% of the Mortgaged Properties by allocated Cut-off Date Balance are industrial properties.
–	Hospitality: 11.0% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.
–	Mixed Use: 10.9% of the Mortgaged Properties by allocated Cut-off Date Balance are mixed use properties.
–	Multifamily: 7.9% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.
▪
Geographic Diversity: The 74 Mortgaged Properties are located throughout 22 states and the District of Columbia, with only three states having greater than 10.0% by allocated Cut–off Date Balance: New York (29.0%), Texas (14.0%) and Massachusetts (10.2%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the Certificate Balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the Certificate Balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the Certificate Balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M trust component, Class B trust component, Class C trust component and the Class D through Class H Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates); and (ii) the notional amount of the Class X–B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class X–A and Class X–B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3,  and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus.

The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust component represented by the  PEZ Certificates.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–1, Class A–2, Class A–3 and Class A–SB Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of either Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–3, Class A–SB, Class D and Class E Certificates and the Class A-M trust component, the Class B trust component and the Class C trust component (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-3, Class A-SB, Class D and Class E Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amount) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

Sale of Defaulted Loans:	Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus. There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 260 and 261 Madison Avenue secures a Mortgage Loan (the “260 and 261 Madison Avenue Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $126,000,000, representing approximately 10.1% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $105,000,000, is not part of the mortgage pool and is currently held by the COMM 2012–CCRE2 Mortgage Trust.  The 260 and 261 Madison Avenue Mortgage Loan and related companion loan are pari passu in right of payment and are referred to herein as the “260 and 261 Madison Avenue Loan Combination.”

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Emerald Square Mall secures a Mortgage Loan (the “Emerald Square Mall Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $74,819,369, representing approximately 6.0% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut-off Date of $39,903,664, is not part of the mortgage pool and is currently held by Cantor Commercial Real Estate Lending, L.P. The Emerald Square Mall Mortgage Loan and related companion loan are pari passu in right of payment and are referred to herein as the “Emerald Square Mall Loan Combination.”  The Emerald Square Mall pari passu companion loan may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).

The 260 and 261 Madison Avenue Loan Combination and the Emerald Square Mall Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement.  For additional information regarding the 260 and 261 Madison Avenue Loan Combination and the Emerald Square Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The 260 and 261 Madison Avenue Loan Combination” and “—The Emerald Square Mall Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Crossgates Mall secures a Mortgage Loan (the “Crossgates Mall Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $107,441,073, representing approximately 8.6% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with the following companion loans, which are not part of the mortgage pool:  (i) a companion loan with an outstanding principal balance as of the Cut–off Date of $119,378,970, which is currently held by the COMM 2012–CCRE1 Mortgage Trust and (ii) two companion loans with outstanding principal balances as of the Cut–off Date of $51,730,887 and $19,896,495, respectively, which are currently held by the COMM 2012-CCRE2 Mortgage Trust.  The Crossgates Mall Mortgage Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Crossgates Mall Loan Combination.”  The Crossgates Mall Loan Combination is being serviced pursuant to the pooling and servicing agreement related to the COMM 2012-CCRE2 transaction and the related intercreditor agreement.  For additional information regarding the Crossgates Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Crossgates Mall Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as The Prince Building secures a Mortgage Loan (“The Prince Building Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $75,000,000, representing approximately 6.0% of the Initial Outstanding Pool Balance, and is secured on a pari

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $125,000,000, is not part of the mortgage pool and is currently held by Cantor Commercial Real Estate Lending, L.P. The Prince Building Mortgage Loan and related companion loan are pari passu in right of payment and are referred to herein as “The Prince Building Loan Combination.” The Prince Building pari passu companion loan may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Prince Building Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement. After the securitization of The Prince Building pari passu companion loan, The Prince Building Loan Combination will be serviced pursuant to the pooling and servicing agreement related to such other securitization and the related intercreditor agreement. For additional information regarding The Prince Building Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Prince Building Loan Combination” in the Free Writing Prospectus.

Control Rights:
Other than with respect to the Crossgates Mall Loan Combination and The Prince Building Loan Combination, certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The directing holder of the Crossgates Mall Loan Combination is the directing holder of the COMM 2012-CCRE2 Mortgage Trust.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Crossgates Mall Loan Combination. In addition, prior to the occurrence and continuance of a consultation termination event under the pooling and servicing agreement for the COMM 2012-CCRE1 Mortgage Trust, the directing holder of that transaction will also have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Crossgates Mall Loan Combination. The directing holder of the Crossgates Mall Loan Combination is referred to herein as a “Loan Combination Directing Holder”.  See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Prior to the securitization of The Prince Building pari passu companion loan, the directing holder of The Prince Building Loan Combination will be the holder of the companion loan, which initially will be Cantor Commercial Real Estate Lending, L.P.  After the securitization of The Prince Building pari passu companion loan, the directing holder of The Prince Building Loan Combination will be the directing holder of the related securitization that holds the companion loan.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of The Prince Building Loan Combination. The directing holder of The Prince Building Loan Combination is referred to herein as a “Loan Combination Directing Holder”.  See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Eligible Certificates:	Class F, Class G and Class H Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

The holder of the control rights with respect to the Crossgates Mall Loan Combination and The Prince Building Loan Combination will each be related Loan Combination Directing Holders.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that Eightfold Real Estate Capital Fund II, L.P., a Delaware limited partnership, will be the initial Directing Holder (for each Mortgage Loan other than the Crossgates Mall Mortgage Loan and The Prince Building Mortgage Loan) and will also own 100% of the Class F, Class G and Class H Certificates as of the Settlement Date.

The directing holder with respect to the Crossgates Mall  Loan Combination and The Prince Building Loan Combination will be the related Loan Combination Directing Holder.  The Loan Combination Directing Holder of the Crossgates Mall Loan Combination will initially be the directing holder of the COMM 2012-CCRE2 Mortgage Trust and the Loan Combination Directing Holder of The Prince Building Loan Combination will initially be Cantor Commercial Real Estate Lending, L.P.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

With respect to the Crossgates Mall Loan Combination and The Prince Building Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Control Termination Event has occurred and is continuing under the pooling and servicing agreement for this transaction.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the Crossgates Mall Loan Combination and The Prince Building Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Consultation Termination Event has occurred and is continuing under the pooling and servicing agreement for this transaction.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Crossgates Mall Loan Combination and The Prince Building Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

STRUCTURE OVERVIEW

of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

For purposes of the voting rights described above, the Class A-M, Class B, Class PEZ and Class C Certificates will be allocated voting rights in accordance with their respective percentage interests in the applicable Class A-M, Class B and Class C trust components as described in the Free Writing Prospectus.

With respect to the Crossgates Mall Loan Combination and The Prince Building Loan Combination, none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to disclose in the Certificateholders’ monthly distribution date statement any compensation or other remuneration the Special Servicer or its affiliates have received from any person.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

STRUCTURE OVERVIEW

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Crossgates Mall Loan Combination or The Prince Building Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date Balances

Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
$1,500,000	-	$9,999,999	27	$166,257,133	13.3%	4.869%	106	1.67x	62.8%	51.6%
$10,000,000	-	$19,999,999	7	$108,824,000	8.7%	4.873%	103	1.59x	63.2%	53.7%
$20,000,000	-	$39,999,999	6	$176,818,429	14.1%	5.002%	109	1.62x	67.3%	56.6%
$40,000,000	-	$69,999,999	3	$154,368,616	12.3%	4.867%	119	1.70x	61.0%	50.3%
$70,000,000	-	$99,999,999	4	$306,704,354	24.5%	4.557%	105	1.77x	64.5%	57.0%
$100,000,000	-	$126,000,000	3	$338,441,073	27.0%	4.951%	116	2.03x	56.0%	52.7%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%

Distribution of Mortgage Rates

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
4.308%	-	4.749%	16	$465,349,739	37.2%	4.501%	116	2.10x	60.1%	53.0%
4.750%	-	5.249%	29	$615,409,546	49.2%	4.934%	105	1.65x	63.1%	55.3%
5.250%	-	5.400%	5	$170,654,321	13.6%	5.376%	115	1.42x	61.7%	51.7%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%

Property Type Distribution(2)

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Beds or NRA	Weighted Averages
					Cut–off Date Balance per Unit/Room/ Bed/NRA	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
Retail	17	$490,776,217	39.2%	4,125,001	$200	4.772%	114	91.7%	1.87x	63.5%	54.6%
Anchored(3)	14	$464,176,217	37.1%	3,993,689	$199	4.771%	117	92.1%	1.89x	64.1%	54.9%
Unanchored	3	$26,600,000	2.1%	131,312	$205	4.785%	63	85.2%	1.56x	53.0%	48.7%
Office	6	$239,902,774	19.2%	2,080,383	$185	4.956%	115	91.3%	1.75x	56.1%	51.5%
CBD	2	$144,000,000	11.5%	1,254,638	$226	5.025%	117	86.9%	1.84x	50.3%	49.2%
Suburban	4	$95,902,774	7.7%	825,745	$124	4.852%	112	97.9%	1.60x	64.8%	54.9%
Industrial	19	$147,549,521	11.8%	3,224,107	$74	4.867%	89	97.1%	1.45x	70.4%	62.0%
Hospitality	11	$137,281,477	11.0%	1,521	$96,570	4.995%	106	75.1%	2.08x	58.9%	48.6%
Mixed Use	6	$136,946,925	10.9%	493,117	$3,328	4.512%	119	90.7%	1.81x	56.6%	51.1%
Retail/Office	2	$88,485,780	7.1%	389,384	$537	4.375%	120	97.3%	2.09x	53.8%	51.9%
Retail/Office/Multifamily	1	$41,382,836	3.3%	103,593	$399	4.750%	118	75.9%	1.28x	60.3%	48.2%
Multifamily/Retail	3	$7,078,309	0.6%	140	$55,348	4.825%	118	95.8%	1.41x	69.6%	57.1%
Multifamily	15	$98,956,692	7.9%	2,308	$56,817	5.013%	104	96.4%	1.45x	66.0%	56.2%
Total/Weighted Average	74	$1,251,413,606	100.0%			4.833%	110	90.7%	1.78x	61.8%	53.9%

Geographic Distribution(2)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
New York	9	$362,733,911	29.0%	4.953%	109	1.78x	57.4%	53.6%
Texas	10	$175,651,723	14.0%	4.695%	117	1.69x	63.6%	51.8%
Massachusetts	8	$127,531,910	10.2%	4.785%	98	1.58x	70.7%	60.7%
California	2	$124,390,000	9.9%	4.497%	117	2.71x	57.6%	56.3%
Northern(4)	1	$105,000,000	8.4%	4.450%	117	2.92x	55.3%	55.3%
Southern(4)	1	$19,390,000	1.5%	4.750%	118	1.57x	70.0%	61.6%
New Jersey	8	$108,127,429	8.6%	4.930%	119	1.60x	62.8%	51.3%
Other	37	$352,978,633	28.2%	4.887%	107	1.64x	63.4%	53.0%
Total/Weighted Average	74	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%
(1)
With respect to the 260 and 261 Madison Avenue loan, the Crossgates Mall loan, The Prince Building loan and the Emerald Square Mall loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Bed/NRA calculations include all related pari passu companion loans. With respect to the 425 7th Street and 800 F Street loan, LTV and debt yield calculations are based on the mortgage loan balance net of the $4.8 million earnout reserve.

(2)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(3)	Includes anchored and shadow anchored properties.
(4)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date LTV Ratios

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
36.3%	-	49.9%	6	$39,514,586	3.2%	4.771%	107	2.07x	44.4%	35.3%
50.0%	-	54.9%	6	$240,800,000	19.2%	4.779%	118	1.98x	51.2%	49.4%
55.0%	-	59.9%	4	$160,011,861	12.8%	4.677%	111	2.46x	56.3%	53.2%
60.0%	-	64.9%	11	$426,021,055	34.0%	4.908%	114	1.65x	62.5%	51.6%
65.0%	-	69.9%	7	$111,704,257	8.9%	4.749%	114	1.66x	68.5%	56.3%
70.0%	-	75.7%	16	$273,361,848	21.8%	4.901%	96	1.43x	73.3%	63.8%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%

Distribution of LTV Ratios at Maturity

Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
26.9%	-	44.9%	10	$89,891,775	7.2%	4.906%	114	1.91x	49.9%	38.6%
45.0%	-	49.9%	8	$185,208,255	14.8%	4.868%	119	1.55x	60.2%	48.9%
50.0%	-	54.9%	10	$475,737,735	38.0%	4.851%	115	1.80x	58.1%	51.9%
55.0%	-	59.9%	8	$254,738,299	20.4%	4.709%	116	2.12x	63.7%	56.4%
60.0%	-	64.9%	10	$145,802,535	11.7%	4.889%	105	1.62x	72.0%	61.6%
65.0%	-	69.5%	4	$100,035,007	8.0%	4.857%	59	1.37x	74.0%	69.2%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%

Distribution of Underwritten NCF Debt Service Coverage Ratios

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
1.24x	-	1.29x	3	$70,118,616	5.6%	4.826%	118	1.27x	63.1%	51.1%
1.30x	-	1.39x	8	$261,941,539	20.9%	5.112%	95	1.36x	69.1%	60.3%
1.40x	-	1.49x	5	$74,938,586	6.0%	4.926%	109	1.46x	73.5%	62.0%
1.50x	-	1.59x	9	$115,481,015	9.2%	5.062%	106	1.56x	59.2%	50.3%
1.60x	-	1.74x	8	$272,048,581	21.7%	4.624%	118	1.71x	64.6%	52.4%
1.75x	-	1.99x	8	$179,947,256	14.4%	4.922%	117	1.88x	53.1%	49.0%
2.00x	-	2.92x	9	$276,938,013	22.1%	4.600%	113	2.50x	55.5%	52.7%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%

Distribution of Original Terms to Maturity

Range of Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
60	-	119	9	$162,656,420	13.0%	4.897%	59	1.53x	68.8%	64.1%
120	-	120	41	$1,088,757,186	87.0%	4.824%	118	1.82x	60.8%	52.4%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%

Distribution of Remaining Terms to Maturity

Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
57	-	60	9	$162,656,420	13.0%	4.897%	59	1.53x	68.8%	64.1%
115	-	120	41	$1,088,757,186	87.0%	4.824%	118	1.82x	60.8%	52.4%
Total/Weighted Average			50	$1,251,413,606	100.0%	4.833%	110	1.78x	61.8%	53.9%
(1)
With respect to the 260 and 261 Madison Avenue loan, the Crossgates Mall loan, The Prince Building loan and the Emerald Square Mall loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Bed/NRA calculations include all related pari passu companion loans. With respect to the 425 7th Street and 800 F Street loan, LTV and debt yield calculations are based on the mortgage loan balance net of the $4.8 million earnout reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Ten Largest Mortgage Loans

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
260 and 261 Madison Avenue	CCRE	New York, NY	Office	$126,000,000	10.1%	$250	50.2%	1.88x	10.2%
Crossgates Mall	GACC/LCF	Albany, NY	Retail	107,441,073	8.6%	$230	63.5%	1.35x	9.6%
Solano Mall	CCRE	Fairfield, CA	Retail	105,000,000	8.4%	$187	55.3%	2.92x	13.9%
Midland Park Mall	GACC	Midland, TX	Retail	84,884,985	6.8%	$306	63.3%	1.74x	10.8%
The Prince Building	CCRE	New York, NY	Mixed Use	75,000,000	6.0%	$564	52.6%	2.24x	10.2%
Emerald Square Mall	CCRE	North Attleboro, MA	Retail	74,819,369	6.0%	$203	68.7%	1.71x	11.2%
EIP Industrial Portfolio	CCRE	Various	Industrial	72,000,000	5.8%	$58	74.1%	1.37x	9.3%
425 7th Street and 800 F Street	GACC	Washington, DC	Mixed Use	54,868,616	4.4%	$397	60.3%	1.28x	8.9%
Bishops Gate I & II	CCRE	Mount Laurel, NJ	Office	54,500,000	4.4%	$113	60.6%	1.66x	11.8%
Sheraton Nashville	GACC	Nashville, TN	Hospitality	45,000,000	3.6%	$95,339	62.3%	2.25x	17.3%
Total/Weighted Average:				$799,514,044	63.9%		60.2%	1.87x	11.1%

Pari Passu Note Loan Summary

Mortgage Loans	Mortgage Loan Cut-off Date Balance	Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
260 and 261 Madison Avenue	$126,000,000	$105,000,000	$231,000,000	COMM 2012–CCRE3	Wells Fargo	Midland Loan Services	COMM 2012–CCRE3
Crossgates Mall	$107,441,073	$191,006,353	$298,447,426	COMM 2012–CCRE2	Wells Fargo	Midland Loan Services	COMM 2012–CCRE2
The Prince Building	$75,000,000	$125,000,000	$200,000,000	(2)	(2)	(2)	(2)
Emerald Square Mall	$74,819,369	$39,903,664	$114,723,033	COMM 2012–CCRE3	Wells Fargo	Midland Loan Services	COMM 2012–CCRE3

Existing Mezzanine Debt Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Mezzanine Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Sheraton Nashville	$45,000,000	$10,000,000	2.25x	1.55x	62.3%	76.2%	17.3%	14.1%
Atlantic Housing Portfolio	$30,934,672	$6,100,000	1.57x	1.11x	58.3%	69.7%	11.5%	9.6%
(1)
With respect to the 260 and 261 Madison Avenue loan, the Crossgates Mall loan, The Prince Building loan and the Emerald Square Mall loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Bed/NRA calculations include all related pari passu companion loans. With respect to the 425 7th Street and 800 F Street loan, LTV and debt yield calculations are based on the mortgage loan balance net of the $4.8 million earnout reserve.

(2)
The Prince Building loan combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement.  After the securitization of The Prince Building pari passu companion loan designated as promissory note A–1, The Prince Building loan combination will be serviced pursuant to the pooling and servicing agreement related to such other securitization and the related intercreditor agreement.  For additional information regarding The Prince Building loan combination, see “Description of the Mortgage Pool—Loan Combinations—The Prince Building Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Previous Securitization History(2)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Crossgates Mall	GACC/LCF	Albany, NY	Retail	$107,441,073	8.6%	JPMCC 2006–FL1
Midland Park Mall(3)	GACC	Midland, TX	Retail	$84,884,985	6.8%	JPMCC 2002-CIB5
The Prince Building	CCRE	New York NY	Mixed Use	$75,000,000	6.0%	GECMC 2004-C2
Emerald Square Mall	CCRE	North Attleboro, MA	Retail	$74,819,369	6.0%	BACM 2003-1
425 7th Street and 800 F Street(4)	GACC	Washington, DC	Mixed Use	$54,868,616	4.4%	MSDWC 2003-HQ2
Bishops Gate I & II	CCRE	Mount Laurel, NJ	Office	$54,500,000	4.4%	JPMCC 2003-C1
Snowmass Village Mall	CCRE	Snowmass Village, CO	Retail	$17,200,000	1.4%	COMM 2005-C6
7 Central Apartments	GACC	Winter Park, FL	Multifamily	$12,945,503	1.0%	BSCMS 2005-PWR7
Embassy Plaza	CCRE	Omaha, NE	Office	$9,777,767	0.8%	CGCMT 2004-C2
984 Sheridan Avenue	CCRE	Bronx, NY	Multifamily	$8,300,000	0.7%	BSCMS 2007-PW17
2085 Valentine Avenue	CCRE	Bronx, NY	Multifamily	$7,500,000	0.6%	BSCMS 2007-PW18
2544 Valentine Avenue	CCRE	Bronx, NY	Multifamily	$6,800,000	0.5%	BSCMS 2007-PW17
Colonial Plaza	CCRE	Canfield, OH	Retail	$6,435,392	0.5%	BSCMS 2006-T24
Palatka Marketplace	CCRE	Palatka, FL	Retail	$4,190,069	0.3%	GECMC 2002-3A
Aries Court Apartments	CCRE	Columbus, OH	Multifamily	$3,812,181	0.3%	JPMCC 2001-CIB2
Total				$528,474,956	42.2%
(1)
With respect to the 260 and 261 Madison Avenue loan, the Crossgates Mall loan, The Prince Building loan and the Emerald Square Mall loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Bed/NRA calculations include all related pari passu companion loans. With respect to the 425 7th Street and 800 F Street loan, LTV and debt yield calculations are based on the mortgage loan balance net of the $4.8 million earnout reserve.

(2)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(3)	For the Midland Park Mall loan, the borrower paid off prior CMBS debt with cash in July 2012.
(4)	For the 425 7th Street and 800 F Street loan, only the 800 F Street mortgaged property was securitized in MSDWC 2003-HQ2.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset (Two Buildings)
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Alex Sapir; Rotem Rosen		Collateral:	Fee Simple
Borrower:	260-261 Madison Avenue LLC		Location:	New York, NY
Original Balance(1):	$126,000,000		Year Built / Renovated:	1951, 1953 / 2009
Cut-off Date Balance(1):	$126,000,000		Total Sq. Ft.:	923,277
% by Initial UPB:	10.1%		Property Management:	ASRR Management, LLC
Interest Rate:	4.9870%		Underwritten NOI:	$23,657,812
Payment Date:	11th of each month		Underwritten NCF:	$22,002,948
First Payment Date:	July 11, 2012		Appraised Value:	$460,000,000
Maturity Date:	June 11, 2022		Appraisal Date:	June 1, 2012
Amortization:	Interest Only
Additional Debt(1):	$105,000,000 Pari Passu Debt		Historical NOI(9)
Call Protection:	L(28), D(88), O(4)		2011 NOI:	$19,714,765 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$22,643,675 (December 31, 2010)
			2009 NOI:	$21,655,382 (December 31, 2009)
Reserves(2)
	Initial	Monthly	Historical Occupancy(10)
Taxes:	$0	$764,725	Current Occupancy(11):	89.6% (July 1, 2012)
Insurance:	$0	Springing	2011 Occupancy:	84.5% (December 31, 2011)
Replacement:	$0	$22,491	2010 Occupancy:	89.1% (December 31, 2010)
TI/LC(3):	$2,000,000	$153,880	2009 Occupancy:	89.6% (December 31, 2009)
Required Repairs:	$34,100	NAP	2008 Occupancy:	84.5% (December 31, 2008)
Coca-Cola Reserve(4):	$6,730,577	$0	2007 Occupancy:	83.0% (December 31, 2007)
WeWork Reserve(4):	$5,204,649	$0
(1)       The Original Balance and Cut-off Date Balance of $126.0 million represent the A-1 Note of a $231.0 million whole loan evidenced by two pari passu notes. The pari passu companion loan is the A-2 Note in the original principal amount of $105.0 million.
(2)       See “Initial Reserves” and “Ongoing Reserves” herein.
(3)       Capped at $4,000,000. In the event that occupancy is greater than 90%, the cap will be reduced to $3,000,000 and any TI/LC Reserve balance in excess of such cap will be disbursed to borrower.
(4)       The Coca-Cola Reserve, WeWork Reserve and BEM Reserve were collected to fund tenant improvements, leasing commissions and free rent owed in connection with recent leases executed at the 260 and 261 Madison Avenue Property to Coca-Cola Company, WeWork and Black Enterprises Magazine.
(5)       New Lease Reserve may be used to cover tenant improvements, leasing commissions and free rent incurred in connection with approved new leasing at the 260 and 261 Madison Avenue Property.
(6)       Based on all outstanding free rent owed to McLaughlin & Stern in connection with the tenant’s lease renewal and expansion that was executed in May 2010.
(7)       Approximately 110% of the estimated costs required to complete lobby renovations at both buildings comprising the 260 and 261 Madison Avenue Property.
(8)       DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Cut-off Date principal balance of $231.0 million.
(9)       Average effective annual base rent PSF was $43.60 in 2011, $43.94 in 2010, and $42.60 in 2009 per historical operating statements and occupancy rates provided by the borrower.
(10)     Historical Occupancy figures are based on average occupancy percentages for the trailing 12 month period as of the date shown. Since 1995, the 260 and 261 Madison Avenue Property has maintained an average occupancy of approximately 90%.
(11)     Current Occupancy includes tenants with executed leases that are not yet in occupancy.

BEM Reserve(4):	$4,091,684	$0
New Lease Reserve(5):	$2,546,867	$0
McLaughlin & Stern Free Rent	$1,411,967	$0
Reserve(6):
Lobby Renovation Reserve(7):	$1,158,482	$0
Major Tenant Sweep Reserve:	$0	Springing

Financial Information(8)
Cut-off Date Balance / Sq. Ft.:	$250
Balloon Balance / Sq. Ft.:	$250
Cut-off Date LTV:	50.2%
Balloon LTV:	50.2%
Underwritten NOI DSCR:	2.03x
Underwritten NCF DSCR:	1.88x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Building	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Office Tenants
McLaughlin & Stern(2)	NR/NR/NR	260 Madison	108,977	11.8%	$35.69	10.0%	12/31/2021
Primedia, Inc.	NR/NR/NR	261 Madison	71,000	7.7%	$37.67	6.9%	11/30/2017
(USI & Simplicity Pattern Subleases)(3)
Hanesbrands, Inc.(4)	NR/B1/BB-	260 Madison	54,659	5.9%	$36.43	5.1%	4/30/2013
The Solomon-Page Group	NR/NR/NR	260 Madison	50,334	5.5%	$53.00	6.9%	10/31/2018
Coca-Cola Company(5)	A+/Aa3/A+	260 Madison	50,462	5.5%	$44.76	5.8%	10/31/2022
Trustees of AFTRA Health & Retirement Funds	NR/NR/NR	261 Madison	47,514	5.1%	$55.00	6.7%	10/31/2024
Total Major Office Tenants			382,946	41.5%	$42.03	41.5%
Remaining Office Tenants			362,500	39.3%	$47.36	44.2%
Total Occupied Office			745,446	80.7%	$44.62	85.7%
Vacant Office			94,313	10.2%
Total Office			839,759	91.0%

Retail Tenants
Signature Bank	NR/NR/NR	261 Madison	10,000	1.1%	$80.77	2.1%	8/31/2015
JPMorgan Chase (Duane Reade Sublease)(6)	A+/A2/A (NR/A3/A)	260 Madison	9,060	1.0%	$98.73	2.3%	12/31/2018
JPMorgan Chase	A+/A2/A	260 Madison	6,617	0.7%	$159.87	2.7%	11/15/2020
Staples(7)	BBB/Baa2/BBB	261 Madison	4,978	0.5%	$105.49	1.4%	12/31/2012
Bon Jour, Inc.	NR/NR/NR	260 Madison	2,728	0.3%	$96.90	0.7%	5/17/2016
FedEx	NR/Baa1/BBB	261 Madison	1,536	0.2%	$175.00	0.7%	4/30/2013
A&D Shoe Repair	NR/NR/NR	260 Madison	712	0.1%	$32.04	0.1%	MTM
Total Occupied Retail			35,631	3.9%	$107.80	9.9%
Vacant Retail			1,400	0.2%
Total Retail			37,031	4.0%

Parking Tenants
Regal Parking (d/b/a Icon Parking Systems)	NR/NR/NR	260 Madison	29,339	3.2%	$42.81	3.2%	11/30/2020
Affiliated Parking (d/b/a Icon Parking Systems)	NR/NR/NR	261 Madison	17,148	1.9%	$53.68	2.4%	11/30/2020
Total Parking			46,487	5.0%	$46.82	5.6%

Total Collateral Sq. Ft.			923,277	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
McLaughlin & Stern has a rolling termination option to terminate its lease with respect to its entire premises, or any number of full floors of its premises, at any time from January 1, 2018 through December 31, 2020 with 12 months prior notice and a termination penalty consisting of payment of unamortized tenant improvement allowance and leasing commissions plus (i) in the event that the termination is for less than the entire premises, one full year of base rent for the terminated space or (ii) in the event that the termination is for the entire premises, one half of the remaining rent for the term of the lease as if no previous floors have been terminated less any termination payments already paid.  The loan is structured with on-going TI/LC reserves as well as cash flow sweeps for a Major Tenant Sweep Period as defined in “Lockbox / Cash Management” herein.

(3)	The Primedia, Inc. space has been subleased to USI (47,700 sq. ft.) and Simplicity Pattern (23,300 sq. ft.). U/W Base Rent PSF is based on the Primedia, Inc. rents.
(4)
Hanesbrands, Inc. space is currently leased to Sara Lee Intimate Apparel (6th floor at 260 Madison Avenue, 33,208 sq. ft.) and Bali Company (14th floor at 260 Madison Avenue, 21,451 sq. ft.), which both now operate under Hanesbrands, Inc.  For the purposes of the Major Tenant Vacating Event as described herein, each such tenant currently does not constitute a Major Tenant as the leases are to different entities.  If the leases are consolidated into one lease under Hanesbrands, Inc., Hanesbrands, Inc. would be considered a Major Tenant.

(5)
Coca-Cola Company has a termination option effective on the 7th anniversary of rent commencement (estimated to be July 1, 2020) with 12 months prior notice and a termination payment equal to the unamortized free rent, tenant improvement allowance and leasing commissions paid in connection with the Coca-Cola lease.  The loan is structured with on-going TI/LC reserves as well as cash flow sweeps for a Major Tenant Sweep Period as defined in “Lockbox / Cash Management” herein.  Coca-Cola Company is not yet in occupancy and has not commenced rent payments.  The loan is structured with a free rent reserve to cover free rent periods associated with the Coca-Cola Company lease. In the event that the borrower is unable to deliver the space to the tenant on or before January 19, 2013, the tenant has the right to terminate the lease.  The loan is structured with (i) a guaranty of payment for $24.6 million by the Sponsors in the event that Coca-Cola Company exercises its termination right due to borrower’s failure to deliver the space and (ii) a cash flow sweep associated with the termination.  See “Lockbox / Cash Management” herein.

(6)
The JPMorgan Chase space was subleased to Duane Reade in 2009.  U/W Base Rent PSF for this space is based on the JPMorgan Chase average rents over the JPMorgan Chase lease term.  The JPMorgan Chase subleased space is underwritten at $98.73 PSF as compared to a market rent of $132.78 PSF based on the appraisal.

(7)
The lease expiration for Staples reflects the exercise of an early termination option within Staples’ lease.  The borrower received a $250,000 (approximately $50 PSF) termination payment from Staples.  Staples U/W Base Rent PSF is below the appraisal’s concluded retail rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	2	5,854	0.6%	5,854	0.6%	$3.90	0.1%	0.1%
2012	2	10,228	1.1%	16,082	1.7%	$76.86	2.0%	2.1%
2013	4	60,670	6.6%	76,752	8.3%	$37.25	5.8%	7.9%
2014	1	7,797	0.8%	84,549	9.2%	$43.06	0.9%	8.8%
2015	3	20,450	2.2%	104,999	11.4%	$62.31	3.3%	12.1%
2016	2	5,361	0.6%	110,360	12.0%	$67.91	0.9%	13.0%
2017	9	124,752	13.5%	235,112	25.5%	$44.17	14.2%	27.2%
2018	5	92,802	10.1%	327,914	35.5%	$62.37	14.9%	42.1%
2019	4	50,098	5.4%	378,012	40.9%	$42.75	5.5%	47.6%
2020	3	53,104	5.8%	431,116	46.7%	$60.91	8.3%	56.0%
2021	2	125,077	13.5%	556,193	60.2%	$35.87	11.6%	67.5%
2022	5	93,935	10.2%	650,128	70.4%	$40.97	9.9%	77.5%
Thereafter	6	177,436	19.2%	827,564	89.6%	$49.30	22.5%	100.0%
Vacant	NAP	95,713	10.4%	923,277	100.0%	NAP	NAP
Total / Wtd. Avg.	48	923,277	100.0%			$46.88	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)
MTM includes a 712 sq. ft. retail tenant paying $32.04 PSF and an office tenant which is currently occupying 5,142 sq. ft. on a portion of the 14th floor (such office income was excluded from U/W Base Rent).

The Loan.    The 260 and 261 Madison Avenue loan (the “260 and 261 Madison Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two Midtown Manhattan office buildings totaling 923,277 sq. ft. located at 260 and 261 Madison Avenue in New York, New York (the “260 and 261 Madison Avenue Property”) with an original principal balance of $126.0 million.  The 260 and 261 Madison Avenue Loan of $126.0 million represents the controlling A-1 Note of a $231.0 million whole loan that is evidenced by two pari passu notes.  Only the $126.0 million controlling A-1 Note will be included in the COMM 2012-CCRE3 trust.  The non-controlling A-2 Note, with an original balance of $105.0 million, was securitized in the COMM 2012-CCRE2 transaction.  The 260 and 261 Madison Avenue Loan has a 10-year term and interest only payments for the term of the loan.  The 260 and 261 Madison Avenue Loan accrues interest at a fixed rate equal to 4.9870% and has a cut-off date balance of $126.0 million.  Loan proceeds were used to, among other things, retire existing debt of approximately $192.7 million, fund upfront reserves of $23.2 million and return $5.2 million of equity to the borrower.  Based on the appraised value of $460.0 million as of June 1, 2012, the cut-off date LTV is 50.2% with remaining implied equity of $229.0 million.  The most recent prior financing of the 260 and 261 Madison Avenue Property was held by MetLife Insurance Company and the financing prior to that was included in the WBCMT 2004-WHALE 3 transaction.

The relationship between the holders of the A-1 Note and the A-2 Note will be governed by an intercreditor agreement.  See “Description of the Mortgage Pool – Loan Combinations – The 260 and 261 Madison Avenue Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$231,000,000	100.0%	Loan Payoff	$192,739,826	83.4%
			Upfront Reserves	$23,178,326	10.0%
			Closing Costs(1)	$9,884,987	4.3%
			Return of Equity	$5,196,860	2.2%
Total Sources	$231,000,000	100.0%	Total Uses	$231,000,000	100.0%
(1)
Closing Costs consist of approximately $4.6 million for the upcoming tax payment collected at closing, approximately $2.5 million for mortgage recording taxes and approximately $2.7 million of other customary closing costs.

The Borrower / Sponsor.    The borrower, 260-261 Madison Avenue LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Alex Sapir and Rotem Rosen, jointly and severally (collectively, the “Guarantors” or “Sponsors”).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Alex Sapir and Rotem Rosen are partners in ASRR, LLC, a real estate management company which provides asset management services for the Sapir Organization, a privately held, New York-based real estate holding and development firm led by Alex Sapir, which originally purchased the property in 1996. The Sapir Organization’s real estate portfolio consists of approximately 7.0 million sq. ft. of Manhattan commercial and residential space including 11 Madison Avenue, 2 Broadway, Trump Soho Hotel Condominium, and two residential buildings, 50 Murray Street and 53 Park Place.
The Property. The 260 and 261 Madison Avenue Property is located in New York, New York on Madison Avenue between 38th and 39th Streets. 260 Madison Avenue is located on the west side of Madison Avenue while 261 Madison Avenue is located on the east side of the street. Constructed in 1951 and 1953, the 260 and 261 Madison Avenue Property is comprised of two Class B+ office buildings each with ground floor retail and below grade parking garages. The collateral includes 839,759 sq. ft. of office space, 37,031 sq. ft. of retail space, and 46,487 sq. ft. of parking garage space. As of July 1, 2012, the 260 and 261 Madison Avenue Property is 89.6% leased, which consists of an 88.8% office occupancy, 96.2% retail occupancy and 100.0% parking occupancy. Principal businesses of the tenants include law, commercial banking, retail products, architecture, accounting and publishing. Since 1995, the 260 and 261 Madison Avenue Property has maintained an average occupancy of approximately 90%. The lobbies of both 260 Madison Avenue and 261 Madison Avenue are currently undergoing a renovation for a total cost of approximately $1.6 million. Approximately $1.2 million of loan proceeds, estimated to be approximately 110% of the total costs remaining to complete both lobbies, were held back at closing.

The 260 and 261 Madison Avenue Property includes the following buildings:

260 Madison Avenue - 22-story, Class B+, 538,332 sq. ft. office building with 488,476 sq. ft. of office space, 20,517 sq. ft. of retail space and an additional 29,339 sq. ft. of parking garage space.  The property was built in 1951 and is 89.9% occupied.

261 Madison Avenue - 28-story, Class B+, 384,945 sq. ft. office building with 351,283 sq. ft. of office space, 16,514 sq. ft. of retail space and an additional 17,148 sq. ft. of parking garage space.  The property was built in 1953 and is 89.2% occupied.

The 260 and 261 Madison Avenue Property has leases representing no more than 13.5% of the Total NRA or 14.9% of the Total U/W Base Rent expiring in any year.  In addition, only 12.0% of the Total NRA and 13.0% of the Total U/W Base Rent expire prior to 2017.  The 260 and 261 Madison Avenue Property has exhibited positive recent leasing momentum with nine new leases and two renewals executed or commencing in 2012.  Below is a summary of the recent leases at the property:

Recent Leasing Schedule
Tenant	New / Renewal	Building	Sq. Ft.	Annual U/W Base Rent PSF	Lease Term (Years)	Lease Expiration
McLaughlin & Stern	Renewal (Expansion)	260 Madison	108,977	$35.69	10.0	12/31/2021
Coca-Cola Company	New	260 Madison	50,462	$44.76	10.0	10/31/2022
WeWork	New	261 Madison	43,874	$42.00	15.8	4/30/2028
Black Enterprises Magazine	New	260 Madison	26,549	$43.34	10.4	5/31/2023
AKAM Associates	New	260 Madison	22,881	$39.27	10.7	9/30/2022
Forum Personnel, Inc.	Renewal	260 Madison	16,100	$37.08	9.0	5/31/2021
Arik Eshel, CPA & Associates	New	260 Madison	14,078	$30.00	10.0	1/15/2022
Ziruale Construction, Inc.	New	261 Madison	5,645	$60.93	7.0	6/3/2019
Prominence Décor	New	260 Madison	3,714	$40.00	10.1	5/31/2022
The Transportation Group	New	261 Madison	3,402	$43.13	5.3	5/31/2017
Gusy van der Zandt	New	261 Madison	2,800	$43.05	10.3	5/31/2022
Total / Wtd. Avg.			298,482	$39.60	10.8

Environmental Matters. The Phase I environmental report dated June 8, 2012 recommended no further action at the 260 and 261 Madison Avenue Property, other than the development and implementation of an asbestos operations and maintenance program, which the borrower agreed to institute, and the registration of an above ground storage tank, which the borrower agreed to register.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Major Tenants.

McLaughlin & Stern (108,977 sq. ft., 11.8% of NRA, 10.0% of Annual U/W Base Rent)
McLaughlin & Stern, LLP (“McLaughlin & Stern”), a law firm established in 1898, provides a diverse range of legal services to businesses and individuals, with particular expertise in 18 various fields including corporate and securities, litigation, real estate, intellectual property and healthcare.  260 Madison Avenue is the firm’s headquarters and only location in New York City.  McLaughlin & Stern has been a tenant at 260 Madison Avenue since 1996 when the tenant occupied only one floor of approximately 16,000 sq. ft.   Since then, McLaughlin & Stern has expanded five times into its current eight floors of space, leasing an additional approximately 92,000 sq. ft.

Primedia, Inc. (71,000 sq. ft., 7.7% of NRA, 6.9% of Annual U/W Base Rent)
Primedia Inc. (“Primedia”) is a privately held American media company fully owned by TPG Capital (formerly Texas Pacific Group).  Primedia helps millions of consumers find apartments, houses for rent, and new homes for sale through its Internet, mobile, and print products.  Brands include Apartment Guide, ApartmentGuide.com, Rentals.com, and New Home Guide.  In May 2012, Primedia acquired Rent.com from eBay for $145 million.  TPG Capital is a large global private equity investment firm focused on leveraged buyout, growth capital and leveraged recapitalization investments in distressed companies and turnaround situations.  TPG Capital purchased Primedia for $525 million in 2011.  Primedia has been a tenant since May 2006.  The Primedia space is fully subleased to USI (47,700 sq. ft.) and Simplicity Pattern (23,300 sq. ft.).

Hanesbrands, Inc. (54,659 sq. ft., 5.9% of NRA, 5.1% of Annual U/W Base Rent)
Hanesbrands Inc. (NYSE:HBI) (“Hanes”), based in Winston-Salem, North Carolina, is a global consumer goods company that has been in business for more than a century and manufactures and sells apparel essentials including t-shirts, bras, underwear, socks, hosiery, casualwear and activewear.  Hanes, which was spun off from the Sara Lee Corporation in 2006, has approximately 50,000 employees and reported net income for 2011 of approximately $266.7 million, $55.4 million higher than the reported net income in 2010 of approximately $211.3 million.  Hanes has a market capitalization of approximately $2.9 billion as of July 2012.

The Market.

Midtown Manhattan Office Market
Midtown Manhattan is the largest office market in the country, containing 241.5 million sq. ft. within its 11 major submarkets.  Specifically, the 260 and 261 Madison Avenue Property is located in the Grand Central District, Midtown’s largest submarket containing 59.7 million sq. ft. of office space.

Murray Hill Office Subdistrict
The 260 and 261 Madison Avenue Property is located in the Murray Hill subdistrict, one of three subdistricts within Midtown Manhattan’s Grand Central District.  As of first quarter 2012, these three office subdistricts contained a total of approximately 45.2 million sq. ft. of Class A office space and approximately 14.5 million sq. ft. of Class B office space.  The 260 and 261 Madison Avenue Property competes with both Class A and Class B buildings.  Within the Murray Hill subdistrict, the average Class A and Class B direct rental rates as of first quarter 2012 were $51.97 PSF and $42.54 PSF, respectively.  The average in-place rents at the 260 and 261 Madison Avenue Property fall between the average Class A and Class B rents for the Murray Hill subdistrict.  The appraisal concluded an effective occupancy rate of 95%.  The average Grand Central district direct vacancy rate including all three subdistricts was 8.7% for Class A space and 5.4% for Class B space.  The Murray Hill subdistrict's vacancy rate is 5.4% for Class A space and 4.1% for Class B space.

Retail Market
The comparable retail leases contained in the appraisal range from $136.50 – $187.17 PSF. The appraiser concluded market rents of $175.00 PSF for Madison Avenue ground floor corner space, $75.00 PSF for side street midblock space and $50.00 PSF for below-grade space.  The 260 and 261 Madison Avenue Property’s in-place U/W Base Rent for retail space of $107.80 PSF is below the appraiser’s blended conclusion of $131.97 PSF based on the corner, midblock and below grade rental assumptions above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

The following table compares the 260 and 261 Madison Avenue Property to direct competitors in the Murray Hill sub-district.

Summary of Comparable Office Properties(1)
Building	Year Built	Height (Stories)	Size (Sq. Ft.)	Total Occupancy % (Direct)	Direct Asking Rents PSF
260 and 261 Madison Avenue	1951, 1953	22, 28	923,277	89.6%	$45.00 – $60.00
200 Madison Avenue	1925	26	553,144	100.0%	NAV
270 Madison Avenue	1923, 1999	20	198,563	100.0%	NAV
275 Madison Avenue	1931	43	295,000	89.1%	$70.00 – $80.00
285 Madison Avenue	1926	25	371,284	100.0%	NAV
286 Madison Avenue	1918	23	111,977	95.0%	$50.00
292 Madison Avenue	1923	26	178,097	93.8%	$47.00
295 Madison Avenue	1929	47	237,366	93.5%	$45.00 – $48.00
317 Madison Avenue	1922	23	306,200	80.5%	$45.00
Total / Wtd. Avg.				94.5%	$45.00 – $80.00

(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	U/W	U/W PSF
Base Rent(1)(2)	$34,264,599	$35,658,673	$33,796,346	$38,799,845	$42.02
Value of Vacant Space	0	0	0	4,551,960	4.93
Gross Potential Rent	$34,264,599	$35,658,673	$33,796,346	$43,351,805	$46.95
Total Recoveries	3,916,794	5,180,435	4,877,118	4,886,531	5.29
Total Other Income(3)	895,928	871,052	782,010	843,419	0.91
Less: Vacancy(4)	0	0	0	(4,551,960)	(4.93)
Effective Gross Income(5)(6)	$39,077,321	$41,710,160	$39,455,475	$44,529,796	$48.23
Total Operating Expenses	17,421,939	19,066,485	19,740,709	20,871,984	22.61
Net Operating Income	$21,655,382	$22,643,675	$19,714,765	$23,657,812	$25.62
TI/LC	0	0	0	1,384,916	1.50
Capital Expenditures	0	0	0	269,948	0.29
Net Cash Flow	$21,655,382	$22,643,675	$19,714,765	$22,002,948	$23.83
(1)	U/W Base Rent includes $789,144 in contractual step rent through September 2013 and rent averaging of $307,389 for Coca-Cola Company and JPMorgan Chase.
(2)	Average effective annual base rent PSF was $43.60 in 2011, $43.94 in 2010, and $42.60 in 2009 per historical operating statements and occupancy rates provided by the borrower.
(3)
U/W Other Income consists primarily of tenant cleaning income, sundry income and other miscellaneous income and $122,819 of percentage rent paid by HQ Global Workplaces (d/b/a Regus), in-line with actual percentage rent collections.

(4)	U/W Vacancy represents 9.4% of gross income and is underwritten based on in place economic vacancy including tenants with executed leases, but not yet in occupancy.
(5)	Effective Gross Income in 2011 decreased from 2010 largely due to 6 tenants vacating in 2010 and 2011 totaling approximately 98,500 sq. ft.
(6)
U/W Effective Gross Income is higher than historicals due to 9 new leases (including Coca-Cola Company, WeWork and Black Enterprises Magazine) signed in 2011 and 2012 totaling 173,405 sq. ft. and $7,332,795 in U/W Base Rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Property Management.    The 260 and 261 Madison Avenue Property is managed by ASRR Management, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The 260 and 261 Madison Avenue Loan is structured with a hard lockbox and in place cash management.  The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and amounts in such account are used to pay monthly debt service payments and any reserves due under the 260 and 261 Madison Avenue Loan documents with any excess amounts remaining in such account returned to the borrower in accordance with the 260 and 261 Madison Avenue Loan documents.

All excess cash will be swept into a lender controlled account during (a) a Major Tenant Sweep Period (as described below), (b) a Coca-Cola Sweep Period (as described below), (c) a BEM Sweep Period (as described below) or (d) upon the occurrence of any of the following: (i) an event of default, (ii) any bankruptcy action of the borrower, Guarantors or property manager, (iii) if the debt service coverage ratio for two consecutive calendar quarters is less than 1.05x (based on 30-year amortization) until such time that the debt service coverage ratio is 1.10x (based on 30-year amortization) for two consecutive quarters, or (iv) the borrower fails to complete the lobby renovations on or before October 15, 2012.  According to the Sponsors, renovations of both lobbies were substantially completed as of August 31, 2012 with only punch list items remaining.

A “Major Tenant Sweep Period” occurs if (A) a tenant on a lease that is considered a “Major Sweep Event Lease” (defined as (i) a tenant occupying at least 50,000 sq. ft. of space at the 260 and 261 Madison Avenue Property or (ii) the tenant named The Trustees of AFTRA Health & Retirement Funds) (a) exercises a termination option, (b) fails to renew its lease prior to the date required under the lease, (c) is the subject of a bankruptcy action, (d) goes dark in its entire leased premises (including any subleased space) other than for temporary and reasonable business-related or repair-related purposes, or (e) fails to pay rent required under its lease for more than 60 days after the due date and (B) on such date, after giving effect to the event(s) described in clause (A), the DSCR at the 260 and 261 Madison Avenue Property would be less than 1.30x (based on 30-year amortization).  During a Major Tenant Sweep Period, all excess cash flow will be swept into a major tenant sweep reserve account until $50 PSF on the Major Sweep Event Lease space has been accumulated.  Any funds deposited into a major tenant sweep reserve account may be disbursed to the borrower for approved leasing expenses.

A “Coca-Cola Sweep Period” occurs if Coca-Cola has terminated its lease (in connection with borrower’s failure to deliver the Coca-Cola space to Coca-Cola on or before January 19, 2013).  During a Coca-Cola Sweep Period, all excess cash will be swept into the Coca-Cola reserve account until the sum of the (i) amount on deposit in the Coca-Cola reserve account and (ii) the balance of any free rent reserve attributed to Coca-Cola is equal to $24.6 million. Any funds deposited into the Coca-Cola reserve account may be disbursed to the borrower for approved leasing expenses.

A “BEM Sweep Period” occurs if both (i) Black Enterprises Magazine (“BEM”) has terminated its lease (in connection with borrower’s failure to deliver the BEM space to BEM on or before May 1, 2013) and (ii) on the date that the BEM Sweep Period is to commence, the debt yield (as defined in the loan documents and based on net cash flow) is less than 9.2%.  During a BEM Sweep Period, all excess cash will be swept into the earn-out reserve account until the BEM reserve deposit ($4,091,684) has been accumulated.  A BEM Sweep Period will end upon the earlier to occur of (i) the deposit of the BEM reserve deposit ($4,091,684) into the earn-out reserve account or (ii) the achievement of a 9.2% debt yield based on lender’s determination of net cash flow.

Guaranty of Payment.    The Sponsors provided a guaranty for $24.6 million in connection with Coca-Cola’s option to terminate its lease if the borrower fails to deliver the Coca-Cola space to Coca-Cola on or before January 19, 2013.  This guaranty will terminate upon Coca-Cola accepting possession of its space or the cash flow at the 260 and 261 Madison Avenue achieving a 9.0% debt yield based on lender's net cash flow (based on tenants in occupancy and paying rent or in a free rent period with the free rent reserved).

Initial Reserves.    At closing, the borrower deposited (i) $2,000,000 into the TI/LC reserve account, (ii) $34,100 into the required repair reserve account, (iii) $3,282,340 to fund tenant improvement and leasing costs associated with the Coca-Cola lease, (iv) $3,448,237 to fund free rent owed to Coca-Cola (any excess free rent reserve will be released to the borrower once Coca-Cola is in possession of its space and paying unabated rent), (v) $2,413,070 to fund tenant improvement costs associated with the WeWork lease (leasing commissions of $1,255,989 were paid at closing), (vi) $1,535,590 to fund free rent owed to WeWork (any excess free rent reserve will be released to the borrower once WeWork is in possession of its space and paying unabated rent), (vii) $2,030,224 to fund tenant improvement and leasing costs associated with the Black Enterprises Magazine lease, (viii) $2,061,460 to fund free rent owed to Black Enterprises Magazine (any excess free rent reserve will be released to the borrower once Black Enterprises Magazine is in possession of its space and paying unabated rent), (ix) $2,546,867 to fund approved leasing expenses in connection with additional leasing at the property, (x) $1,411,967 to fund free rent owed to McLaughlin & Stern and (xi) $1,158,482 to fund costs associated with the lobby renovations at both buildings.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $764,725, into a monthly tax reserve account, (ii) $22,491 into a capital expenditure account and (iii) $153,880 into a TI/LC reserve account, which amount is capped at $4,000,000. The TI/LC reserve cap will be reduced to $3,000,000 in the event that occupancy at the 260 and 261 Madison Avenue Property is greater than 90.0%. Monthly reserves for insurance are not required unless the borrower fails to make insurance payments or there is an event of default.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

260 MADISON AVENUE

Floor	Units
22	McLaughlin & Stern, Unit 2200 (10,000), Exp. 12/31/2021
21	McLaughlin & Stern, Unit 2100 (9,588), Exp. 12/31/2021
20	McLaughlin & Stern, Unit 2000 (10,000), Exp. 12/31/2021
19	McLaughlin & Stern, Unit 1900 (9,588), Exp. 12/31/2021
18	McLaughlin & Stern, Unit 1800 (15,896), Exp. 12/31/2021
17	McLaughlin & Stern, Unit 1700 (15,500), Exp. 12/31/2021
16	McLaughlin & Stern, Unit 1600 (18,155), Exp. 12/31/2021
15	McLaughlin & Stern, Unit 1500 (18,155), Exp. 12/31/2021
14	Hanesbrands, Inc., Unit 1400 (21,451), Exp. 4/30/2013
12	Prominence Décor, Inc., Unit 1201 (3,714), Exp. 5/31/2022; AKAM Associates, Unit 1202 (22,881), Exp. 9/30/2022
11	Black Enterprises Magazine, Unit 1100 (26,549), Exp. 5/31/2023
10	Coca-Cola Company, Unit 1000 (17,254), Exp. 10/31/2022; Vacant, Unit 1000 (12,549)
9	Coca-Cola Company, Unit 0900 (33,208), Exp. 10/31/2022
8	HQ Global Workspaces, Unit 0800 (35,091), Exp. 5/31/2023
7	AFTRA National, Unit 0701 (19,439), Exp. 5/31/2017; The Solomon-Page Group, Unit 0702 (14,891), Exp. 10/31/2018
6	Hanesbrands, Inc., Unit 0600 (33,208), Exp. 4/30/2013
5	Vacant, Unit 0500 (36,421)
4	American Kennel CLub, Unit 0400 (33,301), Exp. 4/30/2019
3	The Solomon-Page Group, Unit 0301 (35,443), Exp. 10/31/2018
2	Forum Personnel, Unit 0201 (16,100), Exp. 5/31/2021; Vacant, Unit 0202 (3,363); Arik Eshel, CPA & Associates, Unit 0203 (14,078), Exp. 1/15/2022
Ground	JPMorgan Chase, Unit 0100 (6,617), Exp. 11/15/2020; Vacant, Unit 0101 (1,400); A&D Shoe Repair, Unit 0102 (712), MTM; JPMorgan Chase (Duane Reade), Unit 0103 (6,000), Exp. 12/30/2018; Bon Jour, Inc., Unit 0104 (2,728), Exp. 5/17/2016
Basement	JPMorgan Chase (Duane Reade), Unit 0B01 (3,060), Exp. 12/31/2018; McLaughlin & Stern, Unit 0B03 (972), Exp. 12/31/2021; McLaughlin & Stern, Unit 0B04 (843), Exp. 12/31/2021; McLaughlin & Stern, Unit 0B05 (280), Exp. 12/31/2021; Vacant, Unit 0B08 (558)
Garage	Regal Parking (d/b/a Icon Parking Systems), PARK (29,339), Exp. 11/30/2020

2013 | 2016 | 2017 | 2018 | 2019 | >2020 | MTM | Vacant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

261 MADISON AVENUE

Floor	Tenants
28	UBE America Unit 2800 (5,648) Exp. 12/31/2018
27	Ziruale Construction, Inc. (The Sapir Organization) Unit 2700 (5,645) Exp. 5/31/2022
26	Vernon & Ginsburg Unit 2600 (4,900) Exp. 1/31/2019
25	Committee for Economic Development Unit 2500 (5,250) Exp. 9/30/2012
24	Target Health Unit 2400 (5,250) Exp. 12/31/2017
23	Target Health Unit 2300 (4,900) Exp. 12/31/2017
22	Vacant Unit 2200 (5,647)
21	Signature Bank Unit 2100 (5,250) Exp. 6/30/2018
20	Signature Bank Unit 2000 (5,250) Exp. 6/30/2018
19	J.M. Kaplan Fund Unit 1900 (5,200) Exp. 2/28/2015
18	Madison Realty Capital Unit 1800 (5,250) Exp. 1/31/2015
17	GL Consultants (Bond Street Group) Unit 1700 (10,761) Exp. 12/31/2017
16	GL Consultants (Sigma7 Design Group) Unit 1600 (10,000) Exp. 12/31/2017
15	CGMH Associates Unit 1501 (4,475) Exp. 4/30/2013 — H&A America Corp. Unit 1502 (2,633) Exp. 11/30/2016 — Gusy van der Zandt Unit 1503 (2,800) Exp. 5/31/2022 — The Transportation Group Unit 1504 (3,402) Exp. 5/31/2017
14	Sontag Advisory Unit 1400 (7,797) Exp. 3/31/2014 — Spongecell Unit 1402 (5,142) MTM
12	Vacant Unit 1200 (11,460) — Blanch Law Firm Unit 1201 (6,252) Exp. 10/30/2019
11	Howard-Sloan Search Unit 1101 (17,260) Exp. 6/26/2018
10	WeWork Unit 1000 (21,937) Exp. 4/30/2028
9	WeWork Unit 0900 (21,937) Exp. 4/30/2028
8	Trustees of AFTRA Health & Retirement Unit 0800 (23,756) Exp. 10/31/2024
7	Trustees of AFTRA Health & Retirement Unit 0701, 0702, 0703 (23,758) Exp. 10/31/2024
6	Primedia, Inc. (Source Interlink Sublease) Unit 0600 (23,300) Exp. 11/30/2017
5	Primedia, Inc. (Source Interlink Sublease) Unit 0500 (23,300) Exp. 11/30/2017
4	Primedia, Inc. (Simplicity Pattern Co. Sublease) Unit 0400 (23,300) Exp. 11/30/2017
3	Radio Networks Unit 0300 (24,408) Exp. 3/31/2024
2	Vacant Unit 0200 (24,315)
Ground	Signature Bank Unit 0100 (5,000) Exp. 8/31/2015 — Staples Unit 0102 (3,524) Exp. 12/31/2012 — FedEx Office Unit 0103 (1,536) Exp. 4/30/2013
Basement	Signature Bank Unit 0B01 (5,000) Exp. 8/31/2015 — Primedia Inc. Unit 0B02 (1,100) Exp. 11/30/2017 — Staples Unit 0B03 (1,454) Exp. 12/31/2012
Garage	Affiliated Parking Corporation (d/b/a Icon Parking Systems) Unit PARK (17,148) Exp. 11/30/2020

2012 2013 2014 2015 2016 2017 >2018 MTM Vacant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

260 and 261 Madison Avenue New York, NY 10016	Collateral Asset Summary 260 and 261 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$126,000,000 50.2% 1.88x 10.2%

Manhattan
Property Types
High-Rise Office
Office & Retail
Retail
Industry & Mixed-Use
Civic & Institutional
Culture & Entertainment
Medical Facilities
Residential
High-Rise Residential
Hotels & Clubs
Religious Institutions
Educational Facilities
CARTIFACT
260 and 261 Madison Avenue
260 and 261 Madison Avenue
New York, NY 10016
260
261
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
BRYANT PARK
GRAND CENTRAL TERMINAL
MET LIFE BUILDING
HELMSLEY BUILDING
EMPIRE STATE BUILDING
CHRYSLER BLDG
MIDTOWN SOUTH
MURRAY HILL
LITTLE KOREA
HERALD SQUARE
GREELEY SQUARE
West New York
Union City
Hoboken
Jersey City
MANHATTAN
QUEENS
BROOKLYN
New York

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

Mortgage Loan Information				Property Information
Loan Seller:	GACC; LCF			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	Pyramid Crossgates Company			Collateral:	Fee Simple
Borrower:	Crossgates Mall General Company			Location:	Albany, NY
	NewCo, LLC			Year Built / Renovated:	1984 / 1994, 1997
Original Balance(1):	$108,000,000			Total Sq. Ft.:	1,696,031
Cut-off Date Balance(1):	$107,441,073			Total Collateral GLA(6):	1,298,620
% by Initial UPB:	8.6%			Property Management:	Pyramid Management Group, LLC
Interest Rate:	5.3980%			Underwritten NOI:	$28,553,638
Payment Date:	6th of each month			Underwritten NCF:	$27,227,197
First Payment Date:	June 6, 2012			Appraised Value:	$470,000,000
Maturity Date:	May 6, 2022			Appraisal Date:	March 8, 2012
Amortization:	360 months
Additional Debt(1):	$191,006,353 Pari Passu Debt			Historical NOI
Call Protection(2):	L(29), D(86), O(5)			TTM NOI:	$27,184,582 (T-12 January 31, 2012)
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	$27,384,447 (December 31, 2011)
				2010 NOI:	$28,385,633 (December 31, 2010)
Reserves(3)				2009 NOI:	$28,402,837 (December 31, 2009)
	Initial		Monthly	2008 NOI:	$32,013,448 (December 31, 2008)
Taxes:	$3,850,000		$550,000
Insurance:	$0		Springing	Historical Occupancy(5)
Replacement:	$0		$23,666	Current Occupancy(7):	90.3% (March 26, 2012)
TI/LC:	$1,863,853		$86,871	2011 Occupancy:	91.4% (December 31, 2011)
Required Repairs:	$212,000		NAP	2010 Occupancy:	95.0% (December 31, 2010)
				2009 Occupancy:	94.0% (December 31, 2009)
Financial Information(4)				2008 Occupancy:	89.0% (December 31, 2008)
Cut-off Date Balance / Sq. Ft.(5):		$230
(1)   The Original Balance of $108.0 million represents the Note A-1A2 and Note A-1B2 of a $300.0 million whole loan evidenced by five pari passu notes. The pari passu companion loans are comprised of Note A-1A1, Note A-1B1 and Note A-2, with a combined original principal amount of $192.0 million. Note A-2, with an original principal amount of $120.0 million was included in the COMM 2012-CCRE1 securitization, and Note A-1A1 and Note A-1B1, with a combined original principal amount of $72.0 million, were included in the COMM 2012-CCRE2 securitization.
(2)   The Crossgates Mall Loan documents provide that, at any time after May 7, 2013 and prior to the first day of the defeasance lockout expiration period, if (i) the borrower elects to sell the Crossgates Mall Property and have the buyer assume the borrower’s obligations under the Crossgates Mall Loan and (ii) the proposed buyer is not approved by lender, then the borrower may prepay the entire Crossgates Mall Loan, subject to the payment of the greater of (i) a yield maintenance premium and (ii) 3% of the unpaid principal balance at the time of prepayment.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Cut-off Date Balance of $298,447,426.
(5)   Based on Total Collateral GLA of 1,298,620 sq. ft.
(6)   Total Collateral GLA excludes a 200,000 sq. ft. anchor pad (Macy’s) and a 143,676 sq. ft. vacant anchor pad, both of which are owned by an affiliate of the borrower, subject to a reciprocal easement agreement (“REA”) and excluded from the collateral for the Crossgates Mall Loan. Total Collateral GLA also excludes 53,735 sq. ft. of third floor theater space which is collateral for the Crossgates Mall Loan, but has been vacant since 2005.
(7)    Current Occupancy as of March 26, 2012 is 81.0% based on Total Sq. Ft. of 1,696,031.

Balloon Balance / Sq. Ft.(5):		$192
Cut-off Date LTV:		63.5%
Balloon LTV:		53.2%
Underwritten NOI DSCR:		1.41x
Underwritten NCF DSCR:		1.35x
Underwritten NOI Debt Yield:		9.6%
Underwritten NCF Debt Yield:		9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

Anchor and Major Tenant Summary
			% of Total
	Ratings		Collateral	Lease	Total Sales	Sales PSF(3)	Occupancy
Tenant Mix	(Fitch/Moody’s/S&P)(1)	Total Sq. Ft.(2)	GLA(2)	Expiration	(000s)(3)		Cost(3)(4)

Non-Collateral Anchor Tenants
Macy’s (REA)(5)	NR/Baa3/BBB	200,000	NAP	NAP	$25,000	$125	NAP

Collateral Anchors
JCPenney	BB+/NR/B+	179,964	13.9%	3/31/2014(6)	$33,786	$188	3.7%
Regal Crossgates 18	B-/B3/B+	100,000	7.7%	7/31/2022	$9,389	$94	23.3%
Dick’s Sporting Goods	NR/NR/NR	80,000	6.2%	1/31/2025	$20,941	$262	7.0%
Best Buy(5)	BB+/Baa2/BB+	50,000	3.9%	1/31/2015	$72,000	$1,440	1.6%
Total Collateral Anchors		409,964	31.6%		$136,115	$332	4.4%

Major Tenants (>10,000 sq. ft.)
Burlington Coat Factory(7)	NR/Caa1/B-	64,582	5.0%	9/30/2014	$5,826	$90	13.6%
Forever 21	NR/NR/NR	62,858	4.8%	1/31/2021(8)	$10,174	$162	11.0%
DSW Shoe Warehouse	NR/NR/NR	20,000	1.5%	1/31/2024	$6,371	$319	9.2%
H&M	NR/NR/NR	19,797	1.5%	1/31/2022(9)	$5,098	$258	9.2%
Old Navy	BBB-/Baa3/BB+	15,500	1.2%	1/31/2020	$6,614	$427	7.2%
Subtotal Major Tenants		182,737	14.1%		$34,084	$187	10.1%
Remaining Majors Tenants		99,898	7.7%		$20,296	$231	11.9%
Total Major Tenants		282,635	21.8%		$54,380	$201	10.8%

In-line Tenants (<10,000 sq. ft.)		327,236	25.2%		$115,514	$401	14.3%
Apple	NR/NR/NR	6,594	0.5%	7/31/2012(10)	$41,057	$6,226	1.0%
Total In-line Tenants		333,830	25.7%		$156,571	$532	10.8%

Restaurant / Food Court		43,456	3.3%		$21,825	$526	15.3%
Kiosk / Service Tenants		15,844	1.2%		$7,924	$502	20.6%
Specialty Leasing Tenants		87,326	6.7%		NAP	NAP	NAP
Total Occupied Collateral		1,173,055	90.3%

Vacant		125,565	9.7%
Total Collateral GLA		1,298,620	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Collateral GLA excludes a 200,000 sq. ft. anchor pad (Macy’s) and a 143,676 sq. ft. vacant anchor pad, both of which are owned by an affiliate of the borrower, subject to an REA and excluded from the collateral for the Crossgates Mall Loan. Total Collateral GLA also excludes 53,735 sq. ft. of third floor theater space which is collateral for the Crossgates Mall Loan, but has been vacant since 2005.

(3)
Total Sales, Sales PSF and Occupancy Cost are for tenants who have reported an entire 12 months of sales in 2011. Approximately 84.7% of total tenants at the Crossgates Mall Property reported 2011 sales, with approximately 82.5% of in-line tenants reporting 2011 sales.

(4)	Occupancy Cost excludes energy and water reimbursement.
(5)	Sales figures for Macy’s and Best Buy are estimates provided by the borrower.
(6)
JCPenney has the right to terminate its lease in September 2013 with 3 months prior notice. JCPenney has been at the Crossgates Mall Property since 1984 and has seven 5-year extension options remaining. The annual rent for JCPenney is $3.72 PSF.

(7)	Burlington Coat Factory has been at the Crossgates Mall Property since 1999 and exercised its first of three 5-year extension options in 2009. Sales have averaged $87 PSF since 2008.
(8)
Forever 21 has the right to terminate its lease with at least 2 months prior notice if sales during the period of May 2014 to April 2015 do not exceed $5,000,000. In addition, Forever 21 has one 5-year extension option remaining.

(9)
H&M has the right to terminate its lease with at least 6 months prior notice if sales during the period of November 2014 to October 2015 do not exceed $250 PSF. In addition, H&M has two 5-year extension options remaining.

(10)	As of September 1, 2012, Apple is on a month-to-month basis and is in the process of negotiating a lease renewal with the sponsor, extending its lease to January 31, 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

Lease Rollover Schedule(1)

	# of	Total		Cumulative		Annual U/W	% U/W	Cumulative %
	Leases	Expiring	% of Total Sq.	Sq. Ft.	Cumulative % of	Base Rent	Base Rent	of U/W
Year	Expiring	Sq. Ft.	Ft. Expiring	Expiring	Sq. Ft. Expiring	PSF	Rolling	Base Rent
Specialty Leasing(2)	24	87,326	6.7%	87,326	6.7%	$0.00	0.0%	0.0%
2012(3)	15	50,548	3.9%	137,874	10.6%	$33.25	6.3%	6.3%
2013	16	43,431	3.3%	181,305	14.0%	$35.74	5.8%	12.2%
2014	34	324,937	25.0%	506,242	39.0%	$15.43	18.9%	31.0%
2015	17	84,645	6.5%	590,887	45.5%	$32.29	10.3%	41.3%
2016	17	51,378	4.0%	642,265	49.5%	$44.82	8.7%	50.0%
2017	17	65,777	5.1%	708,042	54.5%	$46.90	11.6%	61.6%
2018	11	42,509	3.3%	750,551	57.8%	$31.87	5.1%	66.7%
2019	8	38,472	3.0%	789,023	60.8%	$30.88	4.5%	71.2%
2020	10	39,543	3.0%	828,566	63.8%	$36.12	5.4%	76.5%
2021	3	65,963	5.1%	894,529	68.9%	$6.99	1.7%	78.3%
2022	10	172,054	13.2%	1,066,583	82.1%	$25.37	16.4%	94.7%
Thereafter	5	106,472	8.2%	1,173,055	90.3%	$13.20	5.3%	100.0%
Vacant	NAP	125,565	9.7%	1,298,620	100.0%	NAP	NAP
Total / Wtd. Avg.	187	1,298,620	100.0%			$22.65	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Specialty Leasing represents tenants with short-term licensing agreements of less than a year.
(3)	2012 includes four tenants (18,923 sq. ft.) that converted to month to month after their leases expired. As of July 2012, two of the tenants (5,626 sq. ft.) remain on a month to month basis while the other two tenants (13,297 sq. ft.) have signed extended leases.

The Loan.  The Crossgates Mall loan (the “Crossgates Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 1,298,620 sq. ft. of leasable collateral at a Class A, super regional mall located at 1 Crossgates Mall Road in Albany, New York (the “Crossgates Mall Property”) with an original principal balance of $108.0 million. The Crossgates Mall Loan is comprised of the A-1A2 Note and the A-1B2 Note of a $300.0 million whole loan (the “Crossgates Mall Whole Loan”) that is evidenced by five pari passu notes. Only the A-1A2 Note, with an original principal amount of $78.0 million, and the A-1B2 Note, with an original principal amount of $30.0 million, will be included in the COMM 2012-CCRE3 trust. The A-2 Note, with an original principal amount of $120.0 million, was included in the COMM 2012-CCRE1 securitization, and the A-1A1 Note and the A-1B1 Note, with a combined original principal amount of $72.0 million, were included in the COMM 2012-CCRE2 securitization. The Crossgates Mall Loan has a 10-year term and amortizes on a 30-year schedule.

The Crossgates Mall Loan accrues interest at a fixed rate equal to 5.3980% per annum and has a cut-off date balance of approximately $107.4 million. The whole loan proceeds were used to, among other things, retire existing debt of approximately $181.1 million, giving the borrower a return of equity of approximately $110.0 million. Based on the appraised value of $470.0 million as of March 8, 2012, the cut-off date LTV of the Crossgates Mall Whole Loan is 63.5% and the remaining implied equity is $171.6 million. Prior to the securitization of the combined $72.0 million pari passu A-1A1 Note and A-1B1 Note in the COMM 2012-CCRE2 transaction, and prior to the securitization of the $120.0 million pari passu A-2 Note in the COMM 2012-CCRE1 transaction, the most recent prior financing of the Crossgates Mall Property was included in the JPMCC 2006-FL1 transaction.

The relationship between the holders of the A-1A1 Note, A-1A2 Note, A-1B1 Note, A-1B2 Note and A-2 Note will be governed by an intercreditor agreement to be described under “Description of the Mortgage Pool ― Loan Combinations ― The Crossgates Mall Loan Combination” in the free writing prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1A1	$52,000,000	$51,730,887	COMM 2012-CCRE2	Yes
Note A-1A2	$78,000,000	$77,596,331	COMM 2012-CCRE3	No
Note A-1B1	$20,000,000	$19,896,495	COMM 2012-CCRE2	Yes
Note A-1B2	$30,000,000	$29,844,743	COMM 2012-CCRE3	No
Note A-2	$120,000,000	$119,378,970	COMM 2012-CCRE1	No
Total	$300,000,000	$298,447,426

Sources and Uses(1)
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$300,000,000	100.0%	Loan Payoff	$181,090,295	60.4%
			Reserves	$5,925,853	2.0%
			Closing Costs	$2,951,751	1.0%
			Return of Equity (2)	$110,032,101	36.7%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%
(1)	Based on the Crossgates Mall Whole Loan amount.
(2)	Return of equity includes a reimbursement of approximately $25 million for the repurchase of anchor space and redevelopment of the Dick’s Sporting Goods space.

The Borrower / Sponsor.    The borrower, Crossgates Mall General Company NewCo, LLC, is a special purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Pyramid Crossgates Company, a New York general partnership (the “Crossgates Mall Sponsor”).

The Crossgates Mall Sponsor is approximately 65.5% owned by Robert J. Congel and Madeira Associates, and approximately 34.5% owned by other individuals and trusts, none of whom individually own more than 11% of the partnership. Madeira Associates is a New York general partnership, comprised, in part, of certain Congel family trusts.

The Pyramid Companies have owned and operated shopping malls in the Northeast for over 40 years, with a portfolio consisting of 17 retail properties across New York and Massachusetts producing approximately $4.0 billion in retail sales annually.

The Property.  The Crossgates Mall Property is a three-story, enclosed super regional shopping center located in Albany, New York, built in 1984 and renovated in 1994 and 1997. The Crossgates Mall Property has a total of 1,696,031 sq. ft., of which 1,298,620 sq. ft. is leasable collateral for the Crossgates Mall Loan. In addition to the 1,298,620 sq. ft. of leasable collateral, there is 53,735 sq. ft. of owned collateral on the third level that has been vacant since 2005 when the previous tenant, Regal Entertainment Group d/b/a Hoyt’s Cinemas, moved to the larger IMAX theater location on the northwest end of the Crossgates Mall Property. Regal Entertainment Group acquired Hoyt’s Cinemas in 2003 and now operates as Regal Crossgates 18 at the Crossgates Mall Property. The 200,000 sq. ft. Macy’s anchor space and a 143,676 sq. ft. vacant anchor space, both of which are owned by an affiliate of the borrower, are subject to an REA and excluded from the collateral. The Crossgates Mall Property is anchored by Macy’s, JCPenney, Dick’s Sporting Goods, Best Buy and a Regal Crossgates 18 IMAX theater with many national retail in-line and junior anchor retailers. The leasable collateral of the Crossgates Mall Property is 90.3% leased as of March 26, 2012 and has maintained an average occupancy of 92.8% since 2007.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

The below chart provides historical sales at the Crossgates Mall Property.

Historical Sales PSF(1)
	2008	2009	2010	2011(2)	2011 National Average
JCPenney	$200	$188	$189	$188	$145
Dick’s Sporting Goods	NAP	NAP	$266	$262	$188
Best Buy(3)	$1,440	$1,400	$1,440	$1,440	$823

Total In-line (<10,000 sq. ft.)(4)	$503	$479	$514	$532	NAP
Apple	$3,864	$3,577	$5,334	$6,226	$5,647
Total In-line (excluding Apple)(4)	$404	$399	$394	$401	NAP
(1)	Historical Sales PSF is based on historical statements provided by the borrower.
(2)	2011 Sales PSF includes only tenants who have reported a full 12 months. Approximately 82.5% of in-line tenants reported full year 2011 sales.
(3)	Best Buy sales represent estimates provided by the borrower.
(4)	Excludes all major (>10,000 sq. ft.), restaurant and kiosk tenants.

Environmental Matters. The Phase I environmental report dated March 14, 2012 recommended the development and implementation of an Asbestos Operation and Maintenance (O&M) Plan at the Crossgates Mall Property. An Asbestos O&M Plan dated March 28, 2012 has been implemented.

The Market.     The Crossgates Mall Property is located at the junction of I-90 and I-87 (the New York Thruway).  Located in the area known as the Capital District surrounding Albany, the Crossgates Mall Property draws visitors from surrounding areas, including Central New York, the North Country, Western Massachusetts and the Hudson Valley region. The MSA is defined as Albany, Schenectady, Saratoga, Rensselaer and Schoharie Counties. The Albany unemployment rate is 8.0% as of July 2012, which is lower than the national rate due to its large government sector, as the state government is the largest employer of the MSA. Forbes Magazine listed Albany as the fourth-best metro area for jobs, mostly due to the Tech Valley initiative, which has brought in high-tech jobs and investment to the area. The University at Albany’s nanotechnology research center is expanding its space and expected to add nearly 1,300 research and science positions. The expansion of the university’s nanotech center has attracted high-tech firms and tech projects to the area, including the College of Nanoscale Science and Engineering, located 0.5 miles from the Crossgates Mall Property, Global Foundries, Intel and Vista Technology.

The Crossgates Mall Property is located in the Albany/Schenectady/Troy retail market. Total retail vacancy within the Albany/Schenectady/Troy retail market ended Q2 2012 at 4.7%, no change from Q1 2012. Over the past four quarters, overall vacancy has decreased, having been approximately 4.9% in Q3 2011. Retail absorption was relatively flat, with negative 21,781 sq. ft. absorbed during Q2 2012. Mall vacancy within the Albany/Schenectady/Troy retail market ended Q2 2012 at 5.2% with no new buildings having been completed within the past three years. The appraiser determined total vacancy and collection loss for the Crossgates Mall Property to be 3.0%. As per the appraisal, the Crossgates Mall Property’s primary trade area spans an area encompassing an approximate thirty mile radius around the Crossgates Mall Property and the secondary trade area is up to forty-five miles from the site given its regional accessibility and location of competitive properties. The primary trade area has a 2011 estimated population of approximately 879,508, with average household income of approximately $68,899.

The below chart provides a comparison of the Crossgates Mall Property and its competitive set. Colonie Center is the most direct competitor, having been recently renovated, while Latham Circle Mall and Clifton Park Center provide limited competition.  Only Colonie Center shares the direct trade area with the Crossgates Mall Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

Competitive Set(1)
Name	Crossgates Mall Property(2)	Colonie Center	Latham Circle Mall	Clifton Park Center	Rotterdam Square Mall
Distance from Property	NAP	2.3 miles	6.3 miles	12.8 miles	11.3 miles
Property Type	Super Regional Mall	Super Regional Mall	Regional Center	Super Regional Mall	Super Regional Mall
Owner	Pyramid Crossgates Company	Heitman Value Partners	Realty Financial Partners	DCG Development	Macerich
Year Built / Renovated	1984 / 1994, 1997	1966 / 2007	1957 / 1994	1976 / 1994	1990 / 1995
Total Occupancy(2)	81%	70%	40%	91%	84%
Size (Sq. Ft.)(2)	1,696,031	1,292,646	662,948	592,128	579,990
Anchors / Major Tenants	Macy’s, JCPenney, Dick’s Sporting Goods, Best Buy, Regal Crossgates 18	Boscov’s, Macy’s, Sears	Burlington Coat Factory, JCPenney, Lowes Home Improvement	Boscov’s, JCPenney, Marshalls/Home Goods	Macy’s, Kmart, Sears
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Crossgates Mall Property are based on the entire mall square footage of 1,696,031.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 1/31/2012	U/W	U/W PSF
Base Rent(1)	$26,668,718	$26,334,771	$25,421,136	$25,416,294	$26,867,990	$20.69
Value of Vacant Space	0	0	0	0	3,853,187	2.97
Gross Potential Rent	$26,668,718	$26,334,771	$25,421,136	$25,416,294	$30,721,177	$23.66
Total Recoveries	13,140,593	13,158,912	12,961,989	12,928,322	13,474,688	10.38
Total Other Income	2,691,517	3,250,799	3,209,563	3,239,892	3,050,925	2.35
Less: Vacancy(2)	0	0	0	0	(3,853,187)	(2.97)
Effective Gross Income	$42,500,829	$42,744,482	$41,592,688	$41,584,508	$43,393,603	$33.42
Total Operating Expenses	14,097,991	14,358,849	14,208,241	14,399,926	14,839,965	11.43
Net Operating Income	$28,402,837	$28,385,633	$27,384,447	$27,184,582	$28,553,638	$21.99
TI/LC	0	0	0	0	1,042,447	0.80
Capital Expenditures	0	0	0	0	283,995	0.22
Net Cash Flow	$28,402,837	$28,385,633	$27,384,447	$27,184,582	$27,227,197	$20.97

Average Annual Rent PSF(3)	$21.85	$21.35	$21.42

(1)	U/W Base Rent includes $298,097 in contractual step rent through March 2013.
(2)	U/W Vacancy represents 8.2% of gross income.
(3)
Historical Average Annual Rent PSF is based on historical operating statements and occupancy rates provided by the borrower and exclude non-collateral anchors as well as the 53,735 sq. ft. vacant theater space.

Property Management.    The Crossgates Mall Property is managed by Pyramid Management Group, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Crossgates Mall Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender and disbursed in accordance with the Crossgates Mall Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or if the debt service coverage ratio for the trailing 12-month period is less than 1.125x on the last day of the calendar quarter until the debt service coverage ratio is 1.15x or greater for two consecutive calendar quarters. During a cash sweep caused solely by a low DSCR, if there is no event of default, funds will be disbursed to pay for approved budgeted operating expenses and approved extraordinary expenses after payment of debt service and reserves.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

Initial Reserves.    At closing, the borrower deposited (i) $3,850,000 into a tax reserve account, (ii) $1,863,853 into a TI/LC reserve account and (iii) $212,000 into a required repair account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $550,000, into a tax reserve account, (ii) $23,666 into a capital expenditure account and (iii) $86,871 into a TI/LC reserve account. So long as (a) an acceptable blanket policy is in place and (b) the insurance premiums for the subsequent 12 months have been paid, monthly deposits of 1/12 of the annual insurance premium into an insurance reserve account will not be required.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release. From and after 90 days from the closing of the Crossgates Mall Loan, the borrower may obtain release of one or more vacant, non-income producing parcels without any required prepayment of the Crossgates Mall Loan, so long as, among other things, the remaining property continues to comply with zoning and applicable legal requirements, the parcel being released is legally subdivided, the borrower continues to be a single purpose entity and such other conditions as more particularly set forth in the Crossgates Mall Loan documents are satisfied.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Crossgates Mall Road Albany, NY 12203	Collateral Asset Summary Crossgates Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$107,441,073 63.5% 1.35x 9.6%

CARTIFACT
Crossgates Mall
1 Crossgates Mall Road
Albany, NY 12203
SCHENECTADY
MOHAWK COMMONS
HG REIST WILDLIFE SANCTUARY
TOWN OF COLONIE GOLF COURSE
VISCHER FERRY HISTORIC PRESERVE
MOHAWK RIVER
ROSENDALE RD
TROY SCHENECTADY RD
PEARSE RD
CONSAUL RD
MILL ROAD ACRES GOLF COURSE
SHAKER RIDGE COUNTRY CLUB
ALBANY INTERNATIONAL AIRPORT
BOGHT RD
COHOES
COLUMBIA ST
JOHNSON RD
LATHAM
HASWELL RD
LATHAM CIRCLE MALL
MAYWOOD
MEMORYS GARDEN CEMETERY
KINGS RD
E LYDIUS ST
NEW KARNER RD
COLONIE
HOFFMAN'S PLAYLAND
MAXWELL RD
NEWTONVILLE
SCHUYLER MEADOWS COUNTRY CLUB
SIENA COLLEGE
SPRING ST RD
PINEHAVEN COUNTRY CLUB
WOLF RD
THE CROSSINGS OF COLONIE
ALBANY PINE BUSH PRESERVE
COLONIE CENTER
NORTHWAY MALL
SAND CREEK RD
LOUDONVILLE
ROESSLEVILLE
OSBORNE RD
ALBANY SHAKER RD
ST AGNES CEMETERY
WASHINGTON AVE
RENSSELAER LAKE PRESERVE PARK
CROSSGATES COMMONS
CENTRAL AVE
HIAWATHA TRAILS GOLF COURSE
WESTERN AVE
EVERETT RD
MENANDS
LOUDON RD
WEST ALBANY PARK
WESTMERE
STATE UNIVERSITY OF NEW YORK ALBANY
STUYVESANT PLAZA
WESTGATE PLAZA
WOLFERTS ROOST COUNTRY CLUB
NY STATE OFFICE COMPLEX
JOHNSTON RD
TIVOLI PARK
CLINTON AVE
ALBANY
COLLEGE OF ST ROSE
BROADWAY
WASHINGTON PARK
NEW SCOTLAND AVE
ST. PETER'S HOSPITAL
ALBANY MEDICAL CENTER HOSPITAL
EMPIRE STATE PLAZA
STATE CAPITOL
THE EGG
TIMES UNION CENTER
RENSSELAER
WHITEHALL RD
LINCOLN PARK
CAPITAL HILLS AT ALBANY
ALBANY-RENSSELEAR AMTRAK
3RD AVE
NORMANSIDE COUNTRY CLUB
HOFFMAN PARK
DELAWARE AVE
GRACELAND CEMETERY
S PEARL ST
STATE UNIVERSITY OF NY-ALBANY-EAST
KENWOOD AVE
HUDSON RIVER
SARATOGA SPRINGS
BROADALBIN
BALLSTON SPA
SARATOGA COUNTY
AMSTERDAM
SCHAGHTICOKE
MECHANICVILLE
SCHENECTADY
ESPERANCE
ALBANY INT'L AIRPORT
COHOES
TROY
ALTAMONT
SCHOHARIE
ALBANY
RENSSELAER
VOORHEESVILLE
MIDDLEBURGH
CASTLETON -ON-HUDSON
RAVENA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Super Regional Mall
Sponsor(1):	Star-West JV, LLC			Collateral:	Fee Simple
Borrower:	Star-West Solano, LLC			Location:	Fairfield, CA
Original Balance:	$105,000,000			Year Built / Renovated:	1981 / 2006, 2011
Cut-off Date Balance:	$105,000,000			Total Sq. Ft.:	1,046,123
% by Initial UPB:	8.4%			Total Collateral Sq. Ft.(5):	561,015
Interest Rate:	4.4500%			Property Management:	SRP Property Management LLC
Payment Date:	11th of each month			Underwritten NOI:	$14,567,973
First Payment Date:	August 11, 2012			Underwritten NCF:	$13,855,484
Maturity Date:	July 11, 2022			Appraised Value:	$190,000,000
Amortization:	Interest Only			Appraisal Date:	April 18, 2012
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection:	L(23), YM1(90), O(7)			Historical NOI
Lockbox / Cash Management:	Hard / Springing			TTM NOI:	$15,071,943 (T-12 February 29, 2012)
				2011 NOI:	$14,723,122 (December 31, 2011)
Reserves(3)				2010 NOI:	$14,678,693 (December 31, 2010)
	Initial		Monthly	2009 NOI:	$15,002,668 (December 31, 2009)
Taxes:	$0		Springing
Insurance:	$0		Springing	Historical Occupancy(4)
Replacement:	$0		Springing	Current Occupancy(6):	89.5% (June 30, 2012)
TI/LC:	$634,040		Springing	2011 Occupancy:	87.3% (December 31, 2011)
Required Repairs:	$291,000		NAP	2010 Occupancy:	92.0% (December 31, 2010)
				2009 Occupancy:	91.4% (December 31, 2009)
Financial Information				(1)	Star-West JV, LLC is a joint venture between Westfield America Limited Partnership and Starwood Capital Group. See “The Borrower / Sponsor” herein.
Cut-off Date Balance / Sq. Ft.(4):		$187
Balloon Balance / Sq. Ft.(4):		$187		(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Cut-off Date LTV:		55.3%		(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
Balloon LTV:		55.3%		(4)	Based on Total Collateral Sq. Ft. of 561,015.
Underwritten NOI DSCR:		3.08x		(5)	Excludes JCPenney (165,951 sq. ft.), Macy’s (156,000 sq. ft.), Sears (148,824 sq. ft.) and Sears Auto Service Center (14,333 sq. ft.), which are non-collateral anchors.
Underwritten NCF DSCR:		2.92x
Underwritten NOI Debt Yield:		13.9%		(6)	Current Occupancy is 94.4% based on Total Sq. Ft. of 1,046,123, which includes the non-collateral anchor tenants.
Underwritten NCF Debt Yield:		13.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Total Sales (000s)(2)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Non-Collateral Anchors(3)
JCPenney	BB+/NR/B+	165,951	NAP	NAP	$24,040	$145	NAP
Macy’s	NR/Baa3/BBB	156,000	NAP	NAP	$38,961	$250	NAP
Sears	CCC/B3/CCC+	148,824	NAP	NAP	$21,022	$141	NAP
Sears Auto Service Center	CCC/B3/CCC+	14,333	NAP	NAP	NAP	NAP	NAP
Total Non-Collateral Anchors		485,108			$84,023	$173

Collateral Anchor Tenants
Edwards Cinema(4)	B-/B3/B+	62,871	11.2%	12/31/2024	$9,133	$570,813	6.1%

Major Tenants (> 10,000 sq. ft.)
Best Buy	BB+/Baa2/BB+	46,500	8.3%	1/31/2015	$31,651	$681	2.8%
Forever 21	NR/NR/NR	45,480	8.1%	12/31/2020	$6,843	$150	9.2%
The Sports Authority	NR/NR/B-	41,021	7.3%	1/31/2022	NAV	NAV	NAV
24 Hour Fitness	NR/NR/B	30,000	5.3%	6/30/2022	NAV	NAV	NAV
Old Navy	BBB-/Baa3/BB+	15,829	2.8%	4/30/2017	$4,030	$255	7.0%
Total Major Tenants		178,830	31.9%		$42,524	$238	4.3%

Remaining Tenants(2)
In-line		249,825	44.5%		$80,803	$407	14.7%
Outparcel		10,704	1.9%		3,478	$325	16.9%
Total Remaining Tenants		260,529	46.4%		$84,281	$403	14.8%

Total Occupied Collateral		502,230	89.5%

Vacant		58,785	10.5%
Total Collateral Sq. Ft.		561,015	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) provided by the borrower as of April 30, 2012 and only include tenants who have reported sales for a minimum of 12 months.  In-line sales and occupancy cost shown above include in-line, food court and kiosk.

(3)	JCPenney, Macy’s, Sears and Sears Auto Service Center own their own stores and pay common area maintenance fees to the borrower.
(4)	Shown as sales per screen. Edwards Cinema contains a total of 16 screens.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	13	20,225	3.6%	20,225	3.6%	$44.36	7.0%	7.0%
2013	17	23,373	4.2%	43,598	7.8%	$37.41	6.8%	13.8%
2014	20	38,191	6.8%	81,789	14.6%	$34.61	10.3%	24.2%
2015	17	79,573	14.2%	161,362	28.8%	$23.72	14.7%	38.9%
2016	21	55,531	9.9%	216,893	38.7%	$28.56	12.4%	51.3%
2017	20	47,695	8.5%	264,588	47.2%	$34.08	12.7%	64.0%
2018	6	12,987	2.3%	277,575	49.5%	$38.75	3.9%	67.9%
2019	5	13,193	2.4%	290,768	51.8%	$36.84	3.8%	71.7%
2020	6	57,352	10.2%	348,120	62.1%	$16.41	7.4%	79.1%
2021	9	5,972	1.1%	354,092	63.1%	$138.47	6.5%	85.5%
2022	4	77,734	13.9%	431,826	77.0%	$18.99	11.5%	97.0%
Thereafter	3	70,404	12.5%	502,230	89.5%	$5.39	3.0%	100.0%
Vacant	NAP	58,785	10.5%	561,015	100.0%	NAP	NAP
Total / Wtd. Avg.(2)	141	561,015	100.0%			$25.50	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Total / Wtd. Avg. excludes non-collateral anchors JCPenney, Macy’s, Sears and Sears Auto Service Center.

The Loan.  The Solano Mall loan (the “Solano Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 561,015 sq. ft. portion of a two-story Class A super regional mall located in Fairfield, California (the “Solano Mall Property”).  The Solano Mall contains a total of 1,046,123 sq. ft. with five anchor stores.  The Solano Mall Property includes the anchor tenant Edwards Cinema and all in-line stores.  There are four additional non-collateral anchor tenants at the mall including JCPenney, Macy’s, Sears and Sears Auto Service Center.

The Solano Mall Loan has an original principal balance of $105.0 million with a 10-year term and interest only payments for the term of the loan.  The Solano Mall Loan accrues interest at a fixed rate equal to 4.4500% and has a cut-off date balance of $105.0 million.  Loan proceeds along with $54.5 million of equity from the Solano Mall Sponsor were used to acquire a 90% interest in the Solano Mall Property for approximately $156.6 million.  Based on the appraised value of $190.0 million as of April 18, 2012, the cut-off date LTV is 55.3%.  The most recent prior financing of the Solano Mall Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$105,000,000	65.8%	Purchase Price	$156,600,000	98.2%
Sponsor Equity	$54,503,041	34.2%	Closing Costs	$1,978,001	1.2%
			Upfront Reserves	$925,040	0.6%
Total Sources	$159,503,041	100.0%	Total Uses	$159,503,041	100.0%

The Borrower / Sponsor.  The borrower, Star-West Solano, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Star-West JV, LLC (the “Solano Mall Sponsor”), a joint venture controlled by Starwood Capital Group (“Starwood”).  The Solano Mall Property is part of a seven property portfolio of malls that Starwood acquired ownership of from Westfield America Limited Partnership (“Westfield”).  An affiliate controlled by Starwood, who controls the Solano Mall Sponsor and other Starwood affiliated entities and funds, owns an approximate 14% interest in the Solano Mall Sponsor. Westfield maintains a 10% interest in the Solano Mall Sponsor and the remaining ownership interests are indirectly held by sovereign wealth funds and university endowments.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Starwood owns a controlling equity interest in the Solano Mall Property and is a privately held global investment firm.  Starwood was founded in 1991 and has completed over 435 transactions representing assets of over $32.0 billion as of December 31, 2011, with twelve co-mingled opportunistic funds.  Starwood is an experienced real estate investor and has invested in all commercial real estate asset classes, including approximately 14 million square feet of retail space.

The Solano Mall Property is managed by an entity controlled by Starwood Retail Partner, LLC (“SRP”).  SRP is a retail-focused real estate platform formed, wholly-owned, controlled and managed by Starwood to acquire, redevelop and reposition retail assets, with an aim to create long-term value for its capital partners and investors.  SRP is led by Scott Wolstein, co-founder and former chairman and CEO of Developers Diversified Realty Corporation (NYSE: DDR), a publicly traded REIT.

Westfield, a subsidiary of The Westfield Group, which is rated A-/A2/A- by Fitch/Moody’s/S&P, retains a 10% interest in the Solano Mall Property and holds a 50% non-controlling interest in the Solano Mall property manager.  The Westfield Group is one of the largest retail property groups by market capitalization and one of the largest entities listed on the Australian Securities Exchange.  Operating on a global platform, The Westfield Group is an internally managed, vertically integrated shopping center group, undertaking ownership, development, design property management, funds and asset management.  The Westfield Property group employs over 4,000 staff worldwide and has an interest in an investment portfolio of 118 shopping centers around the world, totaling approximately 114.1 million square feet and valued at approximately $62.7 billion as of December 31, 2011.

The Property.  The Solano Mall Property consists of a two-story, enclosed super regional mall containing 1,046,123 square feet of total leasable area, 561,015 sq. ft. of which is collateral for the Solano Mall Loan.  Located at the northeast quadrant of Travis Boulevard and the Interstate 80 Freeway in Fairfield, California, the Solano Mall Property was originally developed by the Hahn Company in 1981 and expanded in 1985.  Westfield purchased the Solano Mall Property in 1998 and subsequently renovated the interior common areas and façade at a total cost of $30 million in 2006.

As of April 30, 2012 in-line tenants that have been in occupancy and reporting sales for a minimum of 12 months reported sales of $407 PSF and an occupancy cost of 14.7%.  As of June 30, 2012, the Solano Mall Property was 89.5% occupied based on owned collateral and 94.4% occupied based on total square footage.

The Solano Mall Property features five anchors including Edwards Cinema (owned) and JCPenney, Macy’s, Sears and Sears Auto Service Center (non-owned and not part of collateral).  Major tenants include Best Buy, Forever 21, The Sports Authority and Old Navy.  The Solano Mall Property is occupied by 136 additional in-line tenants, none of which occupy more than 1.3% of the total owned NRA.  National in-line tenants at the Solano Mall Property include Victoria’s Secret, Buffalo Wild Wings, Red Robin, Hollister Co., Applebee’s, American Eagle Outfitters, Champs Sports, The Men’s Wearhouse, Lenscrafters, Payless Shoesource, Footlocker, Aeropostale, RadioShack and AT&T Wireless.  In-line tenant sales at the Solano Mall Property have increased year over year since 2009 as shown in the table below:

Historical Sales PSF(1)
	2009	2010	2011	T-12 4/30/2012
JCPenney	$139	$141	$144	$145
Macy’s	$228	$237	$249	$250
Sears	$147	$148	$143	$141
Edwards Cinema(2)	$616,625	$586,938	$541,125	$570,813
Best Buy	$660	$674	$686	$681
Forever 21	NAV	NAV	$160	$150
Old Navy	NAV	NAV	$255	$255

All In-line Tenants(3)	$335	$358	$384	$407
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Sales PSF for Edwards Cinema are shown as sales per screen. Edwards Cinema contains a total of 16 screens.
(3)	In-line tenant sales include all tenants less than 10,000 sq. ft. who have been in occupancy and reported sales for a minimum of 12 months. In-line, kiosk, jewelry and food court tenants are included.

Environmental Matters.  The Phase I environmental report dated June 8, 2012 recommended no further action at the Solano Mall Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

The Market.  The Solano Mall Property is located in Fairfield, California within Solano County, approximately 35 miles northwest of the San Francisco central business district and approximately 45 miles southwest of the Sacramento central business district.  The Solano Mall Property is easily accessed via the Interstate 80 Freeway, which extends adjacent to the Solano Mall Property along the western boundary and intersects with Interstate 680 approximately six miles southwest.  Neighborhood land use consists primarily of retail and commercial uses with some light industrial.  The Solano Mall Property trade area is driven largely by Travis Air Force Base, one of the largest Air Force installations on the West Coast located approximately 12 miles east.  The base supports 7,800 active duty personnel, 3,500 traditional reserves, 3,500 civilian employees and 10,241 dependents.  According to the appraisal, the estimated 2012 population and average household income within a five-mile radius of the Solano Mall Property were 117,154 and $76,892, respectively.

The appraiser identified six comparable regional and super regional malls for the Solano Property.  The comparables have occupancies ranging from 81% to 100% with an average occupancy of 97%.  The appraiser’s competitive set compared to the Solano Mall Property is detailed below:

Competitive Set (1)
Name	Solano Mall Property	Sun Valley Shopping Center	Somersville Towne Center	Hilltop Mall	Broadway Plaza	Arden Fair	Galleria at Roseville
Distance from Subject	NAP	20 miles S	21 miles SE	25 miles SW	25 miles S	47 miles NE	61 miles NE

Property Type	Super Regional Mall	Regional Mall	Regional Mall	Regional Mall	Regional Mall	Regional Mall	Regional Mall
Year Built / Renovated	1981 / 2006, 2011	1967 / 1991	1966 / 2004	1976 / 1998	1951 / 1991	1957 / 1989	1986

Total Occupancy(2)	94.4%	100%	81%	100%	100%	100%	100%

Total Size (Sq. Ft.)(2)	1,046,123	1,468,427	592,053	1,225,380	693,688	413,395	819,221

Anchors / Major Tenants	JCPenney, Macy’s, Sears, Edwards Cinema, Best Buy	Sears, JCPenney, Macy’s	Macy’s, Sears, 24 Hour Fitness, Marshalls	Sears, JCPenney, Macy’s, Wal-Mart	Macy’s, Nordstrom	Sears, Macy’s, Nordstrom, JCPenney	Sears, JCPenney, Macy’s, Nordstrom, H&M
(1)	Source: Appraisal
(2)	Total Occupancy and Total Size (Sq. Ft.) for the Solano Mall Property are based on the entire mall square footage of 1,046,123.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 2/29/2012	U/W	U/W PSF
Base Rent(1)	$11,995,795	$12,690,800	$12,792,399	$12,805,086	$22.82
Value of Vacant Space	0	0	0	1,723,423	3.07
Gross Potential Rent	$11,995,795	$12,690,800	$12,792,399	$14,528,509	$25.90
Total Recoveries	7,429,806	7,640,907	7,897,667	8,103,961	14.45
Total % Rents	143,530	(195,167)	(129,725)	139,595	0.25
Total Other Income	997,421	1,192,808	1,281,848	1,281,848	2.28
Less: Vacancy & Credit Loss(2)	0	0	0	(1,723,423)	(3.07)
Effective Gross Income	$20,566,552	$21,329,348	$21,842,189	$22,330,489	$39.80
Total Operating Expenses(3)	5,887,859	6,606,226	6,770,246	7,762,516	13.84
Net Operating Income	$14,678,693	$14,723,122	$15,071,943	$14,567,973	$25.97
TI/LC	0	0	0	561,015	1.00
Capital Expenditures	0	0	0	151,474	0.27
Net Cash Flow	$14,678,693	$14,723,122	$15,071,943	$13,855,484	$24.70

(1)
U/W Base Rent includes $212,823 in contractual rent steps through August 31, 2013.  The Edwards Cinema base rent, with a lease expiration date of December 31, 2024, assumes rent averaging over the loan term.  Edwards Cinema report T-12 sales as of April 30, 2012 of $570,813 per screen and a 6.1% occupancy cost.

(2)	U/W Vacancy & Credit Loss of $1,723,423 is based on actual economic vacancy of 7.6%. The Solano Mall Property is currently 89.5% physically occupied based on owned collateral.
(3)
U/W Total Operating Expenses are greater than historical expenses primarily due to the reassessment of taxes following the sale of the property and U/W management fee of 3.0% of Effective Gross Income as compared to the contractual fee of 2.5% of Effective Gross Income.  U/W Total Recoveries were adjusted accordingly based on contractual obligations.

Property Management.  The Solano Mall Property is managed by SRP Property Management LLP, a borrower affiliate.

Lockbox / Cash Management.  The Solano Mall Loan is structured with a hard lockbox and springing cash management.  The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are transferred daily into the borrower’s operating account until the commencement of a “Cash Management Period” (as defined below), at which point all funds in the lockbox account are swept daily to a cash management account under the control of the lender.  Amounts in this account are used to pay debt service and reserves due under the Solano Mall Loan documents with any excess amounts remaining in this account returned to the borrower in accordance with the Solano Mall Loan documents.

A “Cash Management Period”  commences if (i) a “Cash Trap Period” has commenced, (ii) the actual DSCR is less than 1.25x at the end of two consecutive calendar quarters, or (iii) a “Lease Sweep Period” has commenced, and continues until such time that, with respect to (1) clause (i) above, the termination of the applicable Cash Trap Period, (2) with respect to clause (ii) above, (a) for two consecutive calendar quarters since the commencement of the Cash Management Period the DSCR has been at least equal to 1.35x, and (b) as of the date of the calculation of the DSCR (y) no monetary default, material non-monetary default or event of default exists, and (z) no other event that triggers a Cash Management Period has occurred and is continuing or (3) with respect to clause (iii) above such Lease Sweep Period has ended.

A “Cash Trap Period” commences (i) on the occurrence of an event of default under the Solano Mall Loan documents or (ii) in the event that the guarantor fails to maintain certain minimum net worth requirements set forth in the Solano Mall Loan documents, and continues until such time that, with respect to clause (i) the borrower cures any curable event of default or, with respect to clause (ii), the Solano Mall Sponsor maintains the required minimum net worth for two consecutive quarters.  During a Cash Trap Period, the loan documents provide that excess cash be held by lender in a cash collateral reserve as additional collateral for the Solano Mall Loan.

A “Lease Sweep Period” commences upon the occurrence of a “Lease Sweep Event” with respect to any three of the eight “Sweep Event Tenants” (defined below), and continues until the occurrence of a “Lease Sweep Termination Event” with respect to two of the three Sweep Event Tenants that triggered the subject Lease Sweep Event provided that (i) no other Lease Sweep Event has occurred

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

and (ii) the actual DSCR is at least 1.75x.  A “Lease Sweep Event” means (i) the lease with respect to a Sweep Event Tenant is surrendered, cancelled or terminated prior to its expiration, (ii) a Sweep Event Tenant goes dark or (iii) a Sweep Event Tenant is subject to certain insolvency proceedings (as described in the Solano Mall Loan documents). “Sweep Event Tenant” means (a) each of the three non-owned anchor tenants (combining both Sears tenants as one tenant) and (b) the five largest tenants at the Solano Mall Property based on either gross rent or total net rentable area, each tenant under subclause (b), a “Significant Tenant”.

Initial Reserves.  At closing, the borrower deposited (i) $634,040 in the TI/LC reserve account to fund tenant improvement costs and leasing commissions pursuant to the purchase and sale agreement and (ii) $291,000 into the immediate repair reserve account.

Ongoing Reserves.  The borrower is required to deposit monthly real estate tax and insurance reserves (i) upon an event of default, (ii) the occurrence of certain bankruptcy events with respect to the borrower, the Solano Mall Sponsor or the property manager or (iii) if the borrower fails to maintain a DSCR of at least 1.70x at the end of any calendar quarter.  The borrower is required to deposit a monthly rollover reserve of $47,340 if the DSCR at the end of any calendar quarter is less than 2.05x.  The borrower is required to deposit a monthly replacement reserve of $12,785 if the DSCR at the end of any calendar quarter is below 1.70x.

Special Reserve Rollover Fund: The Solano Mall Loan documents require the borrower to make monthly payments into the special reserve rollover fund upon the occurrence of any Lease Sweep Period, until such time that (i) the borrower cures any curable event of default, (ii) the Lease Sweep Period has terminated and (iii) all approved leasing expenses specified in the Solano Mall Loan documents in connection with re-tenanting the space demised to the Significant Tenant have been paid in full.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The Solano Mall Loan documents permit, after the 24th payment date, the one-time pledge of the equity in the borrower to secure mezzanine debt provided, among other things, that the (i) combined mortgage and mezzanine loan LTV ratio is not above 60.0%, (ii) (a) combined mortgage and mezzanine loan interest only DSCR is no less than 3.05x and (b) combined mortgage and mezzanine loan amortizing DSCR is no less than 2.25x, and (iii) combined mortgage and mezzanine debt yield is no less than 13.7%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Site plan based on information provided by the borrower as of June 7, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Travis Boulevard Fairfield, CA 94533	Collateral Asset Summary Solano Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 55.3% 2.92x 13.9%

Solano Mall
1350 Travis Boulevard
Fairfield, CA 94533
FAIRFIELD
Northbay Healthcare
City Hall
Civic Center
Allan Witt Park
Jelly Belly Factory
Anheuser-Busch Compnay
Amcor PET Packaging
CAPITOL CORRIDOR
TRAVIS AIRFORCE BASE
Laurel Creek Park
Paradise Valley Golf Course
Rancho Solano Golf Course
Lagoon Valley Regional Park
DICKSON HILL RD
CEMENT HILL RD
AIR BASE PKY
E TABOR AVE
TRAVIS BLVD
W TEXAS ST
RIO VISTA RD
CORDELIA RD
OLIVER RD
N TEXAS ST
PENNSYLVANIA AVE
SUNSET AVE
WALTERS RD
ABERNATHY RD
PEABODY RD
80
12
SACRAMENTO
Davis
Vacaville
Fairfield
Santa Rosa
Sonoma
Napa
Vallejo
Novato
Concord
Walnut Creek
Stockton
OAKLAND
SAN FRANCISCO
PACIFIC OCEAN
Hayward
Livermore
CARTIFACT.
MAP © 2012 · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Regional Mall
Sponsor(1):	Simon Property Group, L.P.		Collateral:	Fee Simple
Borrower:	Mall at Midland Park, LLC		Location:	Midland, TX
Original Balance:	$85,000,000		Year Built / Renovated:	1981 / 2012
Cut-off Date Balance:	$84,884,985		Total Sq. Ft.:	629,405
% by Initial UPB:	6.8%		Total Collateral Sq. Ft.(4) :	277,659
Interest Rate:	4.3500%		Property Management:	Simon Management Associates
Payment Date:	6th of each month			(Texas), LLC
First Payment Date:	October 6, 2012		Underwritten NOI:	$9,189,205
Maturity Date:	September 6, 2022		Underwritten NCF:	$8,855,686
Amortization:	360 months		Appraised Value:	$134,000,000
Additional Debt:	None		Appraisal Date:	July 23, 2012
Call Protection:	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / In Place		Historical NOI
			TTM NOI:	$8,857,072 (T-12 June 30, 2012)
Reserves(2)			2011 NOI:	$8,641,447 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$7,519,020 (December 31, 2010)
Taxes:	$0	Springing	2009 NOI:	$6,609,226 (December 31, 2009)
Insurance:	$0	Springing
Replacement:	$0	Springing	Historical Occupancy(4)
TI/LC:	$0	Springing	Current Occupancy(5):	95.9% (August 10, 2012)
			2011 Occupancy:	96.1% (December 31, 2011)
Financial Information			2010 Occupancy:	95.1% (December 31, 2010)
Cut-off Date Balance / Sq. Ft.(3):	$306		2009 Occupancy:	92.9% (December 31, 2009)
Balloon Balance / Sq. Ft.(3):	$246
(1)   The sponsor is an affiliate of the sponsor under the under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Emerald Square Mall, which has a cut-off date principal balance of $74,819,369.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Based on Total Collateral Sq. Ft. of 277,659.
(4)   Total Collateral Sq. Ft. and Historical Occupancy numbers exclude Sears (117,700 sq. ft.), Dillard’s (99,828 and 37,085 sq. ft.) and JCPenney (97,133 sq. ft.) which are not part of the collateral, but are subject to an REA.
(5)   Including Sears, Dillard’s and JCPenney, Current Occupancy is 98.2%.

Cut-off Date LTV:	63.3%
Balloon LTV:	51.0%
Underwritten NOI DSCR:	1.81x
Underwritten NCF DSCR:	1.74x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Total Sales (000s)(2)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Non-Collateral Anchors(3)
Dillard’s(4)	BB+/Ba3/BB	136,913	NAP	NAP	$33,200	$242	NAP
Sears	CCC/B3/CCC+	117,700	NAP	NAP	$6,300	$54	NAP
JCPenney	BB+/NR/B+	97,133	NAP	NAP	$10,900	$112	NAP
Total Non-Collateral Anchors		351,746			$50,400	$143

Major Tenants
Ross Dress For Less	NR/NR/BBB+	30,787	11.1%	1/31/2016	$12,097	$393	3.1%
Beall’s	NR/NR/NR	22,561	8.1%	9/30/2021	$1,560	$69	19.3%
Old Navy	BBB-/Baa3/BB+	15,222	5.5%	1/31/2014	$5,178	$340	5.6%
Kirkland’s	NR/NR/NR	12,160	4.4%	1/31/2021	$2,371	$195	8.4%
Ulta Beauty	NR/NR/NR	10,044	3.6%	8/31/2019	$6,588	$656	4.1%
Total Major Tenants		90,774	32.7%		$27,794	$306	5.1%

In-line Tenants (<10,000 sq. ft.)		164,048	59.1%		$79,123	$493	9.6%
Restaurants		5,991	2.2%		$5,235	$874	1.9%
Food Court		4,890	1.8%		$4,329	$885	11.6%
Kiosk		673	0.2%		$788	$1,876	19.1%
Total Occupied Collateral		266,376	95.9%

Vacant		11,283	4.1%
Total Collateral Sq. Ft.		277,659	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Total Sales, Sales PSF and Occupancy Cost provided by the borrower as of June 30, 2012 and only include tenants reporting sales.
(3)	Sales figures for non-collateral anchor tenants are based on estimates provided by the borrower and are as of December 31, 2011.
(4)
Dillard’s occupies two separate anchor spaces at the Midland Park Mall Property of 99,828 sq. ft. and 37,085 sq. ft. The 99,828 sq. ft. location serves as a women’s clothing and home furnishings store, and the 37,085 sq. ft. location serves as a men’s clothing store.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	1	1,144	0.4%	1,144	0.4%	$36.32	0.6%	0.6%
2013	10	23,106	8.3%	24,250	8.7%	$40.68	13.4%	14.0%
2014	7	35,504	12.8%	59,754	21.5%	$22.35	11.3%	25.4%
2015	5	8,244	3.0%	67,998	24.5%	$43.73	5.2%	30.5%
2016	11	54,614	19.7%	122,612	44.2%	$19.92	15.6%	46.1%
2017	10	18,649	6.7%	141,261	50.9%	$32.55	8.7%	54.8%
2018	3	15,502	5.6%	156,763	56.5%	$23.11	5.1%	59.9%
2019	7	26,241	9.5%	183,004	65.9%	$31.70	11.9%	71.8%
2020	6	12,071	4.3%	195,075	70.3%	$28.28	4.9%	76.7%
2021	8	58,214	21.0%	253,289	91.2%	$17.46	14.5%	91.2%
2022	4	13,087	4.7%	266,376	95.9%	$46.96	8.8%	100.0%
Thereafter	0	0	0.0%	266,376	95.9%	$0.00	0.0%	100.0%
Vacant	NAP	11,283	4.1%	277,659	100.0%	NAP	NAP
Total / Wtd. Avg.	72	277,659	100.0%			$26.25	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

The Loan.    The Midland Park Mall loan (the “Midland Park Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 277,659 sq. ft. of leasable collateral at a regional mall located at 4511 North Midkiff Drive in Midland, Texas (the “Midland Park Mall Property”) with an original principal balance of $85.0 million. The Midland Park Mall Loan has a 10-year term and amortizes on a 30-year schedule. The Midland Park Mall Loan accrues interest at a fixed rate equal to 4.3500% and has a cut-off date balance of approximately $84.9 million. Loan proceeds were used to retire existing debt of approximately $29.7 million, giving the borrower a return of equity of $54.7 million. Based on the appraised value of $134.0 million as of July 23, 2012, the cut-off date LTV is 63.3% and the remaining implied equity is $49.1 million. The most recent financing of the Midland Park Mall Property was included in the JPMCC 2002-CIB5 transaction as part of the Simon Mall Portfolio loan. The Simon Mall Portfolio loan was a $124.8 million loan secured by four cross-collateralized and cross-defaulted properties: Midland Park Mall, Markland Mall, Forest Mall and Richmond Town Square.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$85,000,000	100.0%	Loan Payoff	$29,743,000	35.0%
			Closing Costs	$539,230	0.6%
			Return of Equity	$54,717,770	64.4%
Total Sources	$85,000,000	100.0%	Total Uses	$85,000,000	100.0%

The Borrower / Sponsor.    The borrower, Mall at Midland Park, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Simon Property Group, L.P., a subsidiary of Simon Property Group, Inc.

Simon Property Group, Inc. (“Simon”), rated A-/Baa1/A- by Fitch/Moody’s/S&P, is an S&P 100 company and the largest real estate company in the United States. As of June 30, 2012, Simon owned or held an interest in 325 income-producing properties comprising over 240 million square feet located throughout the United States and Puerto Rico, which consisted of 161 malls, 60 Premium Outlets, 70 community/lifestyle centers, as well as 34 other properties. Internationally, Simon has ownership interests in eight Premium Outlets in Japan, two Premium Outlets in South Korea, one Premium Outlet in Mexico and one Premium Outlet in Malaysia. Simon also has a 28.9% ownership interest in Klépierre, a publicly-traded French REIT that holds ownership interests in a portfolio of more than 260 shopping centers in 13 countries across Europe. On June 1, 2012, Simon entered into a new $2.0 billion unsecured supplemental revolving credit facility that complements its existing $4.0 billion revolving credit facility. The new facility initially matures on June 30, 2016 and can be extended at Simon’s sole option through June 30, 2017. Simon also has an ownership interest in the borrower under the Emerald Square Mall Loan.

The Property.    The Midland Park Mall Property is a one-story, enclosed regional mall located In Midland, Texas, built in 1981 and renovated in 2012. The Midland Park Mall Property has a total of 629,405 sq. ft., of which 277,659 sq. ft. is collateral for the Midland Park Mall Loan. The collateral does not include the 117,700 sq. ft. Sears anchor space, the 99,828 and 37,085 sq. ft. Dillard’s anchor spaces, or the 97,133 sq. ft. JCPenney anchor space, all of which are subject to an REA. Other major tenants include Ross Dress For Less, Beall’s, Old Navy, Kirkland’s and Ulta Beauty. The leasable collateral of the Midland Park Mall Property is 95.9% occupied as of August 10, 2012. In addition, the Midland Park Mall Property has 3,625 parking spaces, yielding a parking ratio of 5.76 per 1,000 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

The below chart provides historical sales at the Midland Park Mall Property.

Historical Sales PSF(1)
	2009	2010	2011	T-12 June 2012
Dillard’s(2)	$213	$233	$242	NAV
Sears(2)	$57	$54	$54	NAV
JCPenney(2)	$110	$112	$112	NAV

Ross Dress For Less	$255	$320	$373	$393
Beall’s	$82	$85	$63	$69
Old Navy	$297	$301	$327	$340
Kirkland’s	$141	$88	$199	$195
Ulta Beauty	NAV	$478	$595	$656

In-Line Tenants(3)	$387	$399	$464	$493
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Sales PSF figures for Sears, Dillard’s and JCPenney are estimates provided by the borrower.
(3)	Excludes all major in-line (greater than 10,000 sq. ft.), anchor, restaurant and kiosk tenants.

Environmental Matters. The Phase I environmental report dated August 1, 2012 recommended no further action at the Midland Park Mall Property.

The Market. The Midland Park Mall Property is located in the Midland metropolitan statistical area, approximately 300 miles west of Dallas/Fort Worth, 280 miles northwest of Austin, 112 miles south of Lubbock and 330 miles east of El Paso. Within Midland, the Midland Park Mall Property is located approximately four miles northwest of the Midland central business district at the intersection of North Midkiff Road and Loop 250. Regional access to the Midland Park Mall Property is provided by Interstate 20, with local access from the Interstate provided by Loop 250. The unemployment rate in the Midland metropolitan statistical area was 3.8% as of May 2012, approximately half of the nationwide unemployment rate and the lowest rate among Texas metropolitan statistical areas.

Since 2000, both population and income growth in Midland have outpaced the national average. An estimated 110,148 people lived within a five-mile radius of the Midland Park Mall Property as of year-end 2011, an increase of 16.1% since 2000, compared to 10.4% population growth nationwide over the same period. Average household income as of year-end 2011 within a five-mile radius was $71,757, compared to $65,413 in the state of Texas and $67,529 nationwide. Regional vacancy in the Midland Park Mall Property’s retail market is 2.0%. In the near-term, minimal competition is expected to come on-line in the trade area, with no new regional mall competition expected in the trade area for the foreseeable future.

The below chart provides a comparison of the Midland Park Mall Property and its competitive set. The Midland Park Mall Property represents one of only two significant regional malls in a 100-mile radius of Midland, and thus has little direct regional mall competition. The closest regional mall and primary competition to the Midland Park Mall Property is Music City Mall, located approximately 17 miles southwest of Midland in Odessa, Texas. Music City Mall has not been recently renovated and has a less desirable tenant mix comprised of a higher percentage of local and regional tenants.

Competitive Set(1)
Name	Midland Park Mall Property	Music City Mall	South Plains Mall	Sunset Mall	Mall of Abilene	Midpark Village
Distance from Subject	NAP	17.0 miles	107.0 miles	111.0 miles	137.0 miles	0.5 miles
Property Type	Regional Mall	Regional Mall	Super Regional Mall	Regional Mall	Regional Mall	Power Center
Year Built / Renovated	1981 / 2012	1980 / 2000	1972 / 1995	1979 / 2007	1979 / 2005	1994 / NAP
Total Occupancy(2)	98.2%	99%	97%	90%	98%	100%
Size (Sq. Ft.)(2)	629,405	850,000	1,164,443	559,864	680,472	83,236
Anchors / Major Tenants	Dillard’s, JCPenney, Sears, Beall’s	Dillard’s, Sears, JCPenney	Dillard’s, JCPenney, Sears, Beall’s	Dillard’s, JCPenney, Sears, Beall’s	Dillard’s, Sears, JCPenney	Barnes & Noble, Best Buy, Shoe Carnival
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Midland Park Mall Property include non-collateral anchors.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 6/30/2012	U/W	U/W PSF
Base Rent(1)	$5,792,470	$6,485,416	$7,160,080	$7,469,003	$8,043,134	$28.97
Value of Vacant Space	0	0	0	0	586,589	2.11
Gross Potential Rent	$5,792,470	$6,485,416	$7,160,080	$7,469,003	$8,629,723	$31.08
Total Recoveries	3,448,562	3,737,346	4,270,288	4,198,564	4,232,671	15.24
Total Other Income	1,131,686	902,719	947,733	1,101,366	1,196,481	4.31
Less: Vacancy(2)	0	0	0	0	(652,063)	(2.35)
Effective Gross Income	$10,372,718	$11,125,481	$12,378,101	$12,768,933	$13,406,812	$48.29
Total Operating Expenses	3,763,492	3,606,461	3,736,654	3,911,861	4,217,607	15.19
Net Operating Income	$6,609,226	$7,519,020	$8,641,447	$8,857,072	$9,189,205	$33.10
TI/LC	0	0	0	0	277,987	1.00
Capital Expenditures	0	0	0	0	55,532	0.20
Net Cash Flow	$6,609,226	$7,519,020	$8,641,447	$8,857,072	$8,855,686	$31.89

(1)	U/W Base Rent includes $75,541 in contractual step rent through July 2013.
(2)	U/W Vacancy represents 4.6% of gross income and is based on a 5.0% physical vacancy factor.

Property Management.    The Midland Park Mall Property is managed by Simon Management Associates (Texas), LLC, a borrower affiliate.

Lockbox / Cash Management.    The Midland Park Mall Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are required to be transferred on a weekly basis to the cash management account under the control of the lender and disbursed in accordance with the Midland Park Mall Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon occurrence of a “Lockbox Event”, defined as (i) an event of default, (ii) a bankruptcy action of manager, or (iii) the debt service coverage ratio for the trailing 12-month period being less than 1.10x for two consecutive calendar quarters.

A “Trigger Event” exists if the debt service coverage ratio for the trailing 12-month period is less than 1.20x for two consecutive calendar quarters.

Initial Reserves.    None.

Ongoing Reserves.    If a Lockbox Event or Trigger Event is continuing, the borrower is required to make monthly deposits of (i) 1/12 of the estimated annual real estate taxes, (ii) 1/12 of the annual insurance premiums, unless, among other things, the borrower provides satisfactory evidence to the lender that the insurance policies are being maintained as part of a fully-paid blanket insurance policy, (iii) $3,973 into a capital expenditure account, subject to a cap of $95,363, and (iv) $23,594 into a TI/LC reserve account, subject to a cap of $566,263.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

jcpenney
Dillard's
WEST
Dillard's
sears
OLD NAVY
ULTA
AGACI
VICTORIA'S SECRET
Finish Line
HOLLISTER
HOT TOPIC
AÉROPOSTALE
PACSUN
GNC
CHAMPS
ROSS
DRESS FOR LESS
BEALLS
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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4511 North Midkiff Drive Midland, TX 79705	Collateral Asset Summary Midland Park Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,884,985 63.3% 1.74x 10.8%

Midland Park Mall
4511 North Midkiff Drive
Midland, TX 79705
MIDLAND
Midland Country Club
Green Tree Country Club
Audrey Gill Sports Complex
Christensen Stadium
Hogan Park Golf Course
Hogan Park
Midland Airpark
Midland College
Ranchland Hills Golf Club
Windlands Park
TX-250-LOOP
W WADLEY AVE
E SCHARBAUER DR
E GOLF COURSE DR
N GARFIELD ST
N FAIRGROUNDS RD
O'Kelly Park
Fairview Cemetary
N LAMESA RD
E FRONT ST
Nueva Vista Golf Club
Midland Memorial Hospital-west
N A ST
Midland Memorial Hospital
N MIDLAND DR
N MIDKIFF RD
W ILLINOIS AVE
Scharbauer Sports Complex
W FRONT ST
GARDEN CITY HWWY
W WALL ST
THOMASON DR
RANKIN HWY
Beal Park
MIDLAND INTERNATIONAL AIRPORT
4.3 MILES - 8 MINUTES
349
250
191
158
80
20
Perryton
OKLAHOMA
Amarillo
Elk City
Oklahoma City
Canyon
Pauls Valley
Childress
Vernon
Paducah
Wichita Falls
Lubbock
Seymour
TEXAS
Jacksboro
Dallas-Fort Worth
Lamesa
Snyder
Abilene
Stephenville
Midland
Waco
Temple
287
40
27
44
35
77
114
CARTIFACT.
MAP © 2012 · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail / Office
Sponsor:	Eric Hadar; Stanley Cayre		Collateral:	Fee Simple
Borrower:	568 Broadway Property LLC		Location:	New York, NY
Original Balance(1):	$75,000,000		Year Built / Renovated:	1897 / 2003-2009
Cut-off Date Balance(1):	$75,000,000		Total Sq. Ft.:	354,603
% by Initial UPB:	6.0%		Property Management:	SCF Management LLC
Interest Rate:	4.3080%		Underwritten NOI(6):	$20,336,126
Payment Date:	6th of each month		Underwritten NCF:	$19,556,000
First Payment Date:	November 6, 2012		Appraised Value:	$380,000,000
Maturity Date:	October 6, 2022		Appraisal Date:	August 8, 2012
Amortization:	Interest Only
Additional Debt(1)(2):	$125,000,000 Pari Passu Debt;		Historical NOI
	Future Mezzanine Debt Permitted		TTM NOI(6):	$17,141,919 (T-12 May 31, 2012)
Call Protection(3):	L(24), D(93), O(3)		2011 NOI:	$15,445,143 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		2010 NOI:	$14,949,542 (December 31, 2010)
			2009 NOI:	$14,309,105 (December 31, 2009)
Reserves(4)
	Initial	Monthly	Historical Occupancy
Taxes:	$1,175,000	$391,667	Current Occupancy:	97.9% (August 1, 2012)
Insurance:	$97,639	$9,764	2011 Occupancy:	99.2% (December 31, 2011)
Replacement:	$0	$5,910	2010 Occupancy:	98.7% (December 31, 2010)
TI/LC:	$3,639,200	$36,938	2009 Occupancy:	98.8% (December 31, 2009)

(1)   The Original Balance and Cut-off Date Balance of $75.0 million represent the non-controlling A-2 Note of a $200.0 million whole loan evidenced by two pari passu notes. The pari passu companion loan is the controlling A-1 Note with an original principal amount of $125.0 million.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   The lockout period will be at least 24 payment dates beginning with and including the first payment date of November 6, 2012. Defeasance of the full $200.0 million Prince Building Property whole loan is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization deal that includes the last pari passu note to be securitized, and (ii) November 6, 2015.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Cut-off Date principal balance of $200.0 million.
(6)   Increase in Underwritten NOI from the TTM NOI period is primarily due to a February 2012 modification of the Armani Exchange lease, which increased the prior base rental rate from $2,973,075 to $7,200,000.

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$564
Balloon Balance / Sq. Ft.:	$564
Cut-off Date LTV:	52.6%
Balloon LTV:	52.6%
Underwritten NOI DSCR:	2.33x
Underwritten NCF DSCR:	2.24x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Office Tenants
Scholastic, Inc.(3)(4)	NR/Ba2/BB-	72,594	20.5%	$52.65	15.0%	4/30/2013
Scholastic, Inc.(5)	NR/Ba2/BB-	57,661	16.3%	$56.10	12.7%	4/30/2018
mMetro.com	NR/NR/NR	22,121	6.2%	$46.81	4.1%	2/28/2013
NYFA Soho, Ltd.	NR/NR/NR	15,848	4.5%	$36.62	2.3%	5/31/2015
Bliss World LLC	NR/NR/NR	13,229	3.7%	$43.30	2.2%	3/31/2016
Total Major Office Tenants(3)		181,453	51.2%	$50.95	36.2%
Remaining Office Tenants(3)		96,520	27.2%	$47.51	16.8%
Total Occupied Office		277,973	78.4%	$49.76	53.1%
Vacant Office		7,284	2.1%
Total Office		285,257	80.4%
Retail Tenants(6)
Equinox	NR/NR/NR	38,668	10.9%	$47.91	7.3%	11/15/2020
Forever 21	NR/NR/NR	18,543	5.2%	$148.23	10.8%	8/31/2016
Armani Exchange	NR/NR/NR	12,135	3.4%	$608.16	28.9%	1/31/2017
Total Occupied Retail		69,346	19.6%	$172.78	46.9%
Vacant Retail		0	0.0%
Total Retail		69,346	19.6%

Total		354,603	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Base Rent PSF for Equinox and Forever 21 represents average rent over the loan term, which are 64.8% and 50.6% below the appraiser’s concluded blended market rent figures, respectively.  Equinox and Forever 21 each have lease renewal options at below market rents.

(3)
Scholastic, Inc. currently subleases 56,234 sq. ft. (77.5%) of its 2013-expiring space to various tenants, including ZocDoc, which subleases approximately 27,388 sq. ft. and has expanded its space twice since originally taking 10,682 sq. ft. at the Prince Building Property in July 2010.  Borrower has a lease out for signature to ZocDoc for a portion of Scholastic’s 2013-expiring space (72,594 sq. ft.) at a rate of $60.00 PSF for a term of four years. All subleases are co-terminus with Scholastic, Inc.’s lease expiration date.

(4)
U/W Base Rent PSF for Scholastic, Inc.’s 2013-expiring space is adjusted to reflect a blended total rent consistent with market and the terms of the ZocDoc lease out for signature which is 5.7% below the total in-place rent under the Scholastic, Inc. lease.

(5)
Scholastic, Inc. subleases 55,306 sq. ft. (95.9%) of its 2018-expiring space to Foursquare under a long-term sublease agreement expiring co-terminus with Scholastic, Inc.’s contractual lease expiration date of April 30, 2018.

(6)
The Prince Building Property’s retail tenant rents are 39.6% below market based on the appraisal’s concluded blended market rents.  Equinox’s U/W Base Rent PSF of $47.91 (average rent over the loan term) is 64.8% below the appraisal’s concluded blended market rent of $136.25 (blended based on varying market rents for ground, upper-level, and below-grade retail space).  Forever 21’s U/W Base Rent PSF of $148.23 (average rent over the loan term including one remaining five-year extension option) is 50.6% below the appraisal’s concluded blended market rent of $300 PSF (blended based on varying market rents for ground and below-grade retail space).  Armani Exchange’s lease terms reflect a February 2012 modification of the company’s existing lease agreement, which commenced September 15, 1991, and is in line with the appraisal’s concluded blended market rent of $625 PSF for ground floor corner retail.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	1	2,600	0.7%	2,600	0.7%	$13.69	0.1%	0.1%
2013	7	109,665	30.9%	112,265	31.7%	$51.08	21.9%	22.1%
2014	4	13,812	3.9%	126,077	35.6%	$47.75	2.6%	24.7%
2015	8	40,259	11.4%	166,336	46.9%	$40.16	6.3%	31.0%
2016	6	49,767	14.0%	216,103	60.9%	$82.16	16.0%	47.0%
2017	4	19,501	5.5%	235,604	66.4%	$397.55	30.4%	77.4%
2018	2	60,574	17.1%	296,178	83.5%	$56.36	13.4%	90.8%
2019	0	0	0.0%	296,178	83.5%	$0.00	0.0%	90.8%
2020	1	38,668	10.9%	334,846	94.4%	$47.91	7.3%	98.0%
2021	0	0	0.0%	334,846	94.4%	$0.00	0.0%	98.0%
2022	2	12,473	3.5%	347,319	97.9%	$40.42	2.0%	100.0%
Thereafter	0	0	0.0%	347,319	97.9%	$0.00	0.0%	100.0%
Vacant	NAP	7,284	2.1%	354,603	100.0%	NAP	NAP
Total / Wtd. Avg.	35	354,603	100.0%			$73.49	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan. The Prince Building loan (the “Prince Building Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 354,603 sq. ft. retail and office building located at 568 Broadway at the corner of Prince Street and Broadway in the SoHo submarket of Manhattan, New York City (the “Prince Building Property”) with an original principal balance of $75.0 million. The Prince Building Loan of $75.0 million represents the non-controlling A-2 Note of a $200.0 million whole loan that is evidenced by two pari passu notes. Only the $75.0 million A-2 Note will be included in the COMM 2012-CCRE3 trust. The controlling A-1 Note, with an original principal balance of $125.0 million and currently held by CCRE, will retain control over major servicing matters and is expected to be included in one or more future securitizations. CCRE has reserved the right to further split the A-1 Note into smaller pieces with one note retaining control over major servicing matters. The Prince Building Loan has a 10-year term and interest only payments for the term of the loan. The Prince Building Loan accrues interest at a fixed rate equal to 4.3080% and has a cut-off date balance of $75.0 million. Loan proceeds were used to retire existing debt of approximately $67.0 million, return $120.9 million of equity to the borrower and cover closing costs and reserves. Based on the appraised value of $380.0 million, as of August 8, 2012, the cut-off date LTV is 52.6% with remaining implied equity of $180.0 million. The most recent prior financing of the Prince Building Property was included in the GECMC 2004-C2 transaction.

The relationship between the holders of the A-1 Note and the A-2 Note (or other future notes) will be governed by an intercreditor agreement.  See “Description of the Mortgage Pool – Loan Combinations – The Prince Building Loan Combination” in the accompanying Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$200,000,000	100.0%	Loan Payoff	$66,961,929	33.5%
			Upfront Reserves (1)	$3,639,200	1.8%
			Closing Costs (2)	$8,488,056	4.2%
			Return of Equity	$120,910,815	60.5%
Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%
(1)
At closing, $3,639,200 ($50.00 PSF) was funded into the rollover reserve account until lender’s receipt of a signed lease from ZocDoc with respect to all or a portion of Scholastic, Inc.’s 2013-expiring space (72,594 sq. ft.) and to cover potential future tenant improvement and leasing commission costs associated with any portion of the 2013-expiring Scholastic, Inc. space not leased to ZocDoc. The loan documents provide for a pro-rata release of this reserve amount (based on $50.00 PSF) upon: (i) receipt of a signed lease from ZocDoc with respect to all or a portion of Scholastic, Inc.’s 2013-expiring space, or (ii) borrower’s receipt of qualifying signed leases for the Scholastic, Inc. 2013-expiring space.

(2)
Closing Costs consist of approximately (i) $1.2 million for an initial payment reserve for the November 6, 2012 debt service payment collected at closing, (ii) $3.8 million for mortgage recording taxes, (iii) $1.3 million for upcoming tax and insurance payments and (iv) approximately $2.2 million of other customary closing costs.

The Borrower / Sponsor.    The borrower, 568 Broadway Property LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The borrower is controlled by Aurora Capital Associates, Allied Partners Inc., and the Adjmi Group, all of which have significant real estate holdings throughout the U.S. and are experienced real estate operators in the greater-New York City area.  Aurora Capital Associates owns over 150 properties throughout major U.S. cities, including several premier retail properties along SoHo’s Broadway corridor in New York City.  Allied Partners Inc. is a private real estate investment, development and asset management company founded in 1993 by Eric Hadar.  The company’s core strategy is to invest in opportunistic real estate investments. Allied Partners Inc. has acquired in excess of 25 properties since its formation in 1993, including several premier New York City office and retail assets.  The Adjmi Group has over 25 years owning, operating and investing in real estate. The Adjmi Group’s portfolio consists of over 100 retail, office, shopping centers, residential and development projects encompassing approximately 12 million sq. ft. (primarily retail).

The non-recourse carveout guarantors are Eric Hadar and Stanley Cayre (jointly and severally), both of whom serve as managers of the borrower (collectively, the “Guarantors”).  Both Messrs. Hadar and Cayre have extensive real estate backgrounds as property owners, developers and managers, having invested in over 175 properties throughout major U.S. cities accounting for more than 5.0 million sq. ft. of office, retail and residential real estate.

The Property. The Prince Building Property is a 12-story retail and office building comprised of 354,603 total sq. ft., including 69,346 sq. ft. of ground-floor, upper-level and below-grade retail space (46.9% of U/W Base Rent; 19.6% of NRA) and 285,257 sq. ft. of office and storage space (53.1% of U/W Base Rent; 80.4% of NRA).  The Prince Building Property is located in the SoHo submarket of Manhattan’s Midtown South district at the northeast corner of Broadway and Prince Street, which is considered a premier retail and office location in SoHo.  Additionally, the Prince Building Property is well served by the New York City transit system, with the N and R train entrance adjacent to the building, the Number 6 train located two blocks east, and the B, D, F and M trains located one block north.

Originally constructed in 1897, the Prince Building Property has been renovated periodically, most recently between 2003 and 2009 under current sponsorship which included façade repairs, construction of sub-basement storage rooms, installation of sub-basement freight lift elevator, window replacements for the 10th and 11th floors, and elevator modernization at a total cost of approximately $2.4 million.

The current sponsorhip purchased the Prince Building Property in 2003 and have maintained average occupancy since acquisition of 98.5%, with NOI increasing over 100% since acquisition as of year-end 2011.

Environmental Matters.  The Phase I environmental report dated September 10, 2012 recommended no further action at the Prince Building Property.

Major Tenants.

Retail Tenancy
The Prince Building Property contains 69,346 sq. ft. of ground-floor, upper-level and below-grade retail space.  The retail space is currently 100.0% physically occupied by three tenants, Armani Exchange, Forever 21, and Equinox, representing 19.6% of NRA and 46.9% of U/W Base Rent.  The Prince Building Property’s retail tenants have each been in occupancy for at least six years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Armani Exchange (12,135 sq. ft.; 3.4% of NRA; 28.9% of U/W Base Rent) – Armani Exchange is a leading flagship brand of Giorgio Armani S.P.A., the international Italian fashion house founded by Giorgio Armani, which designs, manufactures, distributes, and retails haute couture, ready-to-wear, leather goods, shoes, watches, jewelry, accessories, eyewear, cosmetics, and home interiors.  Armani Exchange has been at the Prince Building Property since 1991, with the subject store being the company’s first U.S. location, and has a current lease expiration date of January 31, 2017 pursuant to a recently executed lease modification increasing the prior base rental rate from $2,973,075 to $7,200,000 while maintaining the existing 2001/2002 base year for expense reimbursements.

Forever 21 (18,543 sq. ft.; 5.2% of NRA; 10.8% of U/W Base Rent) – Forever 21, originally called Fashion 21, was founded April 21, 1984 in Los Angeles, California.  Forever 21 currently maintains 480 stores operating under its Forever 21, XXI Forever, For Love 21, Heritage 1981 and Reference banners, which serve as exclusive retail locations for its products.  Forever 21 is headquartered in Los Angeles and also has stores internationally in Canada, Europe, Japan, Korea, and the Philippines.  Forever 21 reported 2011 sales of $2.6 billion for the fiscal year ending February 2011 and employs approximately 27,228 people.  Forever 21’s current lease at the Prince Building Property expires on August 31, 2016, with one remaining five-year option at a pre-negotiated initial rate of $150.93 PSF, which is 49.7% below the appraisal’s concluded blended market rent for the space of $300.00 PSF. The U/W Base Rent PSF of $148.23 (average rent over the loan term including the aforementioned extension option) is 50.6% below the appraisal’s concluded blended market rent.

Equinox (38,668  sq. ft.; 10.9% of NRA; 7.3% of U/W Base Rent) – Equinox is a luxury fitness company currently operating 61 full-service, upscale fitness clubs in select U.S. cities, over 20 of which are located in New York City.  Equinox operates as a subsidiary of New York-based real estate developer The Related Companies, LP.  Equinox is under a long-term lease at the Prince Building Property that began in 2005 and expires in 2020.  The Equinox lease has one remaining 10-year extension option at fair market rent which can be no less than 95.0% of the contractual rent in 2020.  The U/W Base Rent PSF of $47.91 (average rent over the loan term) is 64.8% below the appraisal’s concluded market rent of $136.25 PSF.

Office Tenancy
The office and storage space is currently 97.4% physically occupied by 30 tenants, representing 80.4% of total NRA and 53.1% of U/W Base Rent.  The Prince Building Property contains 285,257 sq. ft. of office and storage space on floors three through twelve of the Prince Building Property.

Scholastic, Inc. (130,445  sq. ft.; 36.7% of NRA) – Scholastic, Inc. is a Fortune 1,000 company and is the world’s largest publisher and distributor of children’s books, serving customers in 45 languages and in more than 150 countries.  Established in 1920, Scholastic, Inc. provides children’s publishing, education, and media services and produces and distributes educational materials for use in schools and homes.  The company reported 2012 sales of approximately $2.1 billion for the fiscal year ending May 31, 2012 and employs over 9,200 employees worldwide.

Scholastic, Inc. has been a tenant at the Prince Building Property since 1995 and currently leases 130,445 sq. ft on floors 8-12 under two leases which expire on April 30, 2013 (72,594 sq. ft) and April 30, 2018 (57,661 sq. ft).  During 2005, Scholastic, Inc. reportedly underwent a corporate restructuring and consolidated operations at its headquarters building located across Broadway from the Prince Building Property.  Beginning in April 2008, Scholastic, Inc. began subleasing portions of its space.  Currently, Scholastic, Inc. subleases out 56,234 sq. ft. (77.5%) of the space under the lease that expires in April 2013 and 55,306 sq. ft. (95.9%) of the space under the lease that expires in April 2018.  The largest sublease tenants are Foursquare and ZocDoc (see “Sub-Tenants” below).

Sub-Tenants
ZocDoc (27,388  sq. ft.; 7.7% of NRA) – Founded in April 2007, ZocDoc is a free service for users that allows patients to book doctor and dental appointments online (revenues come from membership fees paid by practitioners to be listed on the company’s website).  In addition to booking services, the site allows registered users to review and rate practitioners, providing user-feedback for other consumers. ZocDoc currently maintains over 300 employees and is headquartered in New York at the Prince Building Property, with 20 satellite offices nationally. ZocDoc’s sublease expires co-terminus with Scholastic, Inc.’s lease expiration in April 2013, and the borrower currently has a direct lease out for signature with ZocDoc for a portion of Scholastic, Inc.’s 2013-expiring space (72,594 sq. ft.) at $60.00 PSF on a four year term which, upon execution, would become effective at the expiration of the applicable Scholastic, Inc. lease. ZocDoc directly leases an additional 6,492 sq. ft. at $55.00 PSF at the Prince Building Property.

Foursquare (55,306  sq. ft.; 15.6% of NRA) – Founded in 2009, Foursquare is a New York City-based technology company that offers a free smart phone application that allows users to share and save places visited, as well as give and receive personalized recommendations and deals based on their location from other users.  The Foursquare community contains over 20 million people worldwide, with nearly a million businesses taking advantage of the “Merchant Platform.”  Foursquare has offices in New York, San

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Francisco and London, and is headquartered at the Prince Building Property. Since November 2011, Foursquare has been subleasing Scholastic, Inc.’s 2018-expiring space and its sublease expires co-terminus with the Scholastic, Inc. 2018-expiring lease in April 2018.

The Market.

Midtown Manhattan Office Market
Midtown Manhattan is the largest office market in the United States, containing 241.5 million sq. ft. within its eleven major submarkets.  Specifically, the Prince Building Property is located in the SoHo submarket of Manhattan’s Midtown South area, which contains approximately 4.1 million sq. ft. of office space.

SoHo Office Submarket
The Prince Building Property is located in the SoHo submarket, one of five office submarkets within Manhattan’s Midtown South area.  As of 2Q 2012, these five office submarkets contain a total of approximately 65.0 million sq. ft. of office space (29.3 million sq. ft. of Class B office space).  The Prince Building Property benefits from comparatively large floor plates and its central location, providing a competitive advantage compared to competing Class B properties in the area (the appraisal notes that the SoHo submarket contains nearly exclusive Class B office properties).  Within the SoHo submarket, the average Class B direct rental rate as of 2Q 2012 was $55.53 PSF, in line with in-place rents at the Prince Building Property.  The SoHo submarket reflects a vacancy rate of 2.5%, with the average direct vacancy rate for the appraiser’s competitive set being 3.1%.

Retail Market
The Prince Building Property’s retail tenants benefit from its strategic location at the highly trafficked intersection of Prince Street and Broadway.  Armani Exchange, which occupies the ground floor corner suite with frontage on both Prince Street and Broadway, has been in occupancy since 1991 and was the company’s original U.S. location.  The appraiser analyzed a competitive set with ground-floor retail rents ranging from $370 PSF to $675 PSF.  Armani Exchange executed a lease modification in February 2012 to extend its lease through January 2017.  The lease reflects a current annual rental rate of $593.33 PSF.  Forever 21 occupies the Prince Building Property’s remaining ground floor retail suite along with below-grade space, and has been in occupancy since 2006.  Based on the appraisal, the U/W Base Rent PSF of $148.23 PSF is 50.6% below the appraisal’s blended market rent.  Forever 21 maintains one remaining five-year extension at an initial rate of $150.93 PSF, which is 49.7% below the appraiser’s concluded blended market rent.  Equinox occupies 38,668 sq. ft. of ground-floor, upper-level and below-grade space.  Based on the appraisal, the U/W Base Rent PSF of $47.91 PSF is 64.8% below market.  Overall, the Prince Building Property’s retail tenants are 39.6% below market based on the appraisal’s concluded blended market rents.

The appraisal report indicates a market vacancy rate of 6.5% for the SoHo submarket. The Prince Building Property’s retail space is currently 100.0% occupied and has been since 2003.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 5/31/2012	U/W(1)	U/W PSF
Base Rent	$18,280,229	$18,725,187	$19,373,687	$21,055,539	$25,525,852	$71.98
Value of Vacant Space	0	0	0	0	286,768	0.81
Gross Potential Rent	$18,280,229	$18,725,187	$19,373,687	$21,055,539	$25,812,620	$72.79
Total Recoveries	2,466,795	3,007,817	3,202,980	3,355,720	3,611,022	10.18
Total Other Income	25,606	18,971	72,681	73,735	40,800	0.12
Less: Vacancy(2)	0	0	0	0	(1,154,824)	(3.26)
Effective Gross Income	$20,772,630	$21,751,975	$22,649,348	$24,484,994	$28,309,618	$79.83
Total Operating Expenses	6,463,525	6,802,433	7,204,205	7,343,075	7,973,492	22.49
Net Operating Income	$14,309,105	$14,949,542	$15,445,143	$17,141,919	$20,336,126	$57.35
TI/LC	0	0	0	0	709,206	2.00
Capital Expenditures	0	0	0	0	70,921	0.20
Net Cash Flow	$14,309,105	$14,949,542	$15,445,143	$17,141,919	$19,556,000	$55.15
(1)
Increase in U/W Base Rent from 2011 and T-12 5/31/2012 periods is due primarily to (i) modification of Armani Exchange’s lease agreement in February 2012, increasing the prior base rental rate from $2,973,075 to $7,200,000 while maintaining the existing 2001/2002 base year for expense reimbursements, (ii) average rent over the term of their respective leases for Forever 21 and Equinox (average rents are 50.6% and 64.8% below current market, respectively), totaling $616,409 and (iii) rent steps taken through September 30, 2013, totaling $422,723.

(2)
U/W economic vacancy is 3.0% for retail and 5.0% for office, resulting in a 3.9% overall U/W economic vacancy.  The Prince Building Property is currently 97.9% physically occupied and 99.3% economically occupied.

Property Management.    The Prince Building Property is managed by SCF Management LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The borrower sent tenant direction letters to each tenant directing them to pay rent due to a designated lockbox account controlled by the lender.  Until cash management is triggered, all rents collected in the lockbox will be returned to the borrower.  Cash management will commence upon an event of default or if the DSCR is less than 1.55x for two consecutive calendar quarters (during which time, all rents will be delivered from the lockbox account to lender for application in accordance with the Prince Building Loan documents, including payment of required reserves, debt service and budgeted operating expenses) and any excess amounts will be returned to the borrower.  The cash management period will end if no event of default is occurring or if the DSCR is at least 1.60x for two consecutive calendar quarters.  A cash sweep will occur (and all excess amounts will be retained by lender) if at any time there is an event of default or a bankruptcy action of the borrower, the Guarantors, or the property manager, and will end (and any excess cash held in reserves will be returned to borrower) at such time as the lender accepts a cure of the event of default giving rise to the cash sweep or, in the case of a bankruptcy action of the property manager only, the borrower replaces the property manager subject to the terms of the loan documents.

Initial Reserves.    At closing, the borrower deposited (i) $1,175,000 into the tax reserve (which amount is equivalent to three months of tax reserve payments), (ii) $97,639 into the insurance reserve account and (iii) $3,639,200 into the rollover reserve account to cover potential future tenant improvement and leasing commission costs associated with the 2013-expiring Scholastic, Inc. space that is not leased to ZocDoc. The rollover reserve amount will be released to the borrower on a pro rata basis ($50.00 PSF) upon: (i) lender’s receipt of an acceptable signed lease from ZocDoc for all or a portion of the 2013-expiring Scholastic, Inc. space at $60.00 PSF with a $5.00 PSF tenant improvement allowance, and (ii) borrower’s receipt of qualifying signed leases for the Scholastic, Inc. 2013-expiring space.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $391,667, into a monthly tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $9,764, into a monthly insurance reserve account, (iii) $5,910 into a capital expenditure account, capped at $500,000, and (iv) $36,938 into a TI/LC reserve account (as described below).

Ongoing TI/LC collections will be capped at $1,250,000, unless the DSCR falls below 1.75x, at which time the cap will be increased to $2,500,000. If the DSCR exceeds 2.55x for a period of two consecutive calendar quarters, ongoing collections will no longer be required.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Commencing after the twenty-fourth payment date of the Prince Building Loan, the Prince Building Loan documents permit the pledge of direct or indirect equity interests in the borrower to secure  mezzanine debt provided, among other things, that after giving effect to the proposed mezzanine debt financing, (1) the DSCR (based on the combined loan combination and mezzanine loan balances) is at least equal to 2.30x and (2) the LTV ratio (based on the combined Prince Building Loan and mezzanine loan balances) is less than 52.6%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

568 BROADWAY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

568 Broadway New York, NY 10012	Collateral Asset Summary The Prince Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 52.6% 2.24x 10.2%

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Super Regional Mall
Sponsor(1)(2):	Mayflower Realty LLC		Collateral:	Fee Simple
Borrower:	Mayflower Emerald Square, LLC		Location:	North Attleboro, MA
Original Balance(3):	$75,000,000		Year Built / Renovated:	1989 / 1999
Cut-off Date Balance(3):	$74,819,369		Total Sq. Ft.:	1,022,923
% by Initial UPB:	6.0%		Total Collateral Sq. Ft.(8):	564,501
Interest Rate:	4.7100%		Property Management:	Simon Management Associates, LLC
Payment Date:	11th of each month		Underwritten NOI:	$12,895,652
First Payment Date:	September 11, 2012		Underwritten NCF:	$12,219,222
Maturity Date:	August 11, 2022		Appraised Value:	$167,000,000
Amortization:	360 months		Appraisal Date:	July 27, 2012
Additional Debt:	$39,903,664 Pari Passu Debt
Call Protection(4):	L(26), D(90), O(4)		Historical NOI
Lockbox / Cash Management:	Hard / In Place		TTM NOI:	$14,110,661 (T-12 June 30, 2012)
			2011 NOI:	$14,386,333 (December 31, 2011)
Reserves(5)			2010 NOI:	$14,791,580 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$16,537,890 (December 31, 2009)
Taxes:	$0	Springing
Insurance:	$0	Springing	Historical Occupancy(7)
Replacement:	$0	Springing	Current Occupancy(9):	90.5% (August 17, 2012)
TI/LC:	$0	Springing	2011 Occupancy:	91.3% (December 31, 2011)
JCPenney Reserve:	$0	Springing	2010 Occupancy:	91.5% (December 31, 2010)
			2009 Occupancy:	92.4% (December, 31, 2009)
Financial Information(6)
(1)   Mayflower Realty LLC is a joint venture between Simon Property Group, L.P., the Canadian Pension Plan Investment Board and ND Properties, Inc., an entity owned by Teachers Insurance and Annuity Association of America. See “The Borrower / Sponsor” herein.
(2)   The sponsor is an affiliate of the sponsor under the under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Midland Park Mall, which has a cut-off date principal balance of $84,884,985.
(3)   The Original Balance of $75.0 million represents Note A-1 of a $115.0 million whole loan evidenced by two pari passu notes.  The pari passu companion loan is the A-2 Note in the original principal amount of $40.0 million.
(4)   The lockout period will be at least 26 payment dates beginning with and including the first payment date of September 11, 2012.  Defeasance of the full $115.0 million Emerald Square Mall whole loan is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last note deposited into a securitization, and (ii) August 10, 2016.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Cut-off Date principal balance of $114,723,033.
(7)   Based on Total Collateral Sq. Ft. of 564,501.
(8)   Excludes Macy’s (182,070 sq. ft.), Sears (156,352 sq. ft.), and Macy’s  Home Store (120,000 sq. ft.), which are non-collateral anchors.
(9)   Current Occupancy is 94.8% based on Total Sq. Ft. of 1,022,923, which includes the non-collateral anchor tenants.

Cut-off Date Balance / Sq. Ft.(7):	$203
Balloon Balance / Sq. Ft.(7):	$166
Cut-off Date LTV:	68.7%
Balloon LTV:	56.1%
Underwritten NOI DSCR:	1.80x
Underwritten NCF DSCR:	1.71x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Total Sales (000s)(2)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Non-Collateral Anchors(3)
Macy’s	NR/Baa3/BBB	182,070	NAP	NAP	$38,700	$213	NAP
Sears	CCC/B3/CCC+	156,352	NAP	NAP	$20,900	$134	NAP
Macy’s Home Store	NR/Baa3/BBB	120,000	NAP	NAP	$8,900	$74	NAP
Total Non-Collateral Anchors		458,422			$68,500	$149

Collateral Anchor Tenants
JCPenney	BB+/NR/B+	188,950	33.5%	8/31/2019	$19,801	$105	4.7%

Major Tenants (> 10,000 sq. ft.)
Shoe Dept.	NR/NR/NR	16,796	3.0%	7/31/2021	$1,865	$111	12.0%
Forever 21	NR/NR/NR	11,102	2.0%	7/31/2015	$2,649	$239	19.4%
Total Major Tenants		27,898	4.9%		$4,514	$162	16.3%

In-line Tenants(2)		293,998	52.1%		$80,020	$352	17.8%
Total Occupied Collateral		510,846	90.5%

Vacant		53,655	9.5%
Total Collateral Sq. Ft.		564,501	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) provided by the borrower as of July 31, 2012 and include tenants who reported sales for a minimum of 12 months.  In-line Tenant sales and occupancy cost shown above include restaurant, food court, and kiosk tenants.

(3)	Macy’s, Sears and Macy’s Home Store own their own stores. Macy’s and the Macy’s Home Store pay CAM to the borrower.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	6	12,011	2.1%	12,011	2.1%	$32.50	3.2%	3.2%
2013	35	63,443	11.2%	75,454	13.4%	$43.33	22.5%	25.7%
2014	14	42,459	7.5%	117,913	20.9%	$27.25	9.5%	35.2%
2015	18	64,906	11.5%	182,819	32.4%	$33.75	17.9%	53.1%
2016	5	17,664	3.1%	200,483	35.5%	$31.14	4.5%	57.6%
2017	4	13,552	2.4%	214,035	37.9%	$31.60	3.5%	61.1%
2018	8	26,721	4.7%	240,756	42.6%	$29.25	6.4%	67.5%
2019	9	213,103	37.8%	453,859	80.4%	$9.59	16.7%	84.2%
2020	5	11,062	2.0%	464,921	82.4%	$54.61	4.9%	89.1%
2021	8	31,640	5.6%	496,561	88.0%	$29.04	7.5%	96.7%
2022	3	8,397	1.5%	504,958	89.5%	$32.83	2.3%	98.9%
Thereafter	2	5,888	1.0%	510,846	90.5%	$22.32	1.1%	100.0%
Vacant	NAP	53,655	9.5%	564,501	100.0%	NAP	NAP
Total / Wtd. Avg.(2)	117	564,501	100.0%			$23.92	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Total / Wtd. Avg. excludes non-collateral anchors Macy’s, Sears and Macy’s Home Store.

The Loan.  The Emerald Square Mall loan (the “Emerald Square Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 564,501 square foot portion of a three-story Class A super regional mall located in North Attleboro, Massachusetts (the “Emerald Square Mall Property”).  The Emerald Square Mall Property includes the JCPenney anchor tenant and all of the in-line stores. The three additional anchor tenants at the mall are Macy’s, Sears and Macy’s Home Store (non-owned and not part of collateral).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

The Emerald Square Mall Loan has an original principal balance of $75.0 million, which represents the controlling Note A-1 of a $115.0 million whole loan that is evidenced by two pari passu notes, and has a 10-year term and amortizes on a 30-year schedule.  Only the $75.0 million Note A-1 will be included in the COMM 2012-CCRE3 trust.  The Note A-1 will retain control over major servicing matters.  CCRE has reserved the right to further split Note A-2 into smaller pieces. The Emerald Square Mall Loan accrues interest at a fixed rate equal to 4.7100% and has a cut-off date balance of approximately $74.8 million.  Loan proceeds along with $8.2 million of equity from the borrower were used to, among other things, retire existing debt of $122.2 million and fund closing costs.  Based on the appraised value of $167.0 million as of July 27, 2012, the cut-off date LTV is 68.7%.  The most recent prior financing of the Emerald Square Mall Property was included in the BACM 2003-1 transaction.

The relationship between the holders of the A-1 Note and the A-2 Note will be governed by an intercreditor agreement.  See “Description of the Mortgage Pool – Loan Combinations – The Emerald Square Mall Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$115,000,000	93.3%	Loan Payoff	$122,165,466	99.1%
Sponsor Equity	$8,245,856	6.7%	Closing Costs	$1,080,390	0.9%
Total Sources	$123,245,856	100.0%	Total Uses	$123,245,856	100.0%

The Borrower / Sponsor.  The borrower, Mayflower Emerald Square, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Mayflower Realty LLC, solely with respect to its Series B Assets (the “Guarantor”).  Mayflower Realty LLC is owned as a joint venture between Simon Property Group, L.P., the Canadian Pension Plan Investment Board (“CPP”), and ND Properties, Inc. (“ND” Properties”), an entity owned by Teachers Insurance and Annuity Association of America (“TIAA”).  When originally formed, Mayflower Realty LLC included three entities, each one affiliated with Simon Property Group, L.P., TIAA or JP Morgan Investment Management (“JPMIM”).  In 2011, JPMIM sold its interest to an affiliate of CPP, which resulted in a restructuring of the ownership of Mayflower Realty LLC.  The restructured Mayflower Realty LLC has a Series A member who owns Series A assets and a Series B member who owns Series B assets.  Recourse is limited to the Series B Assets of the Guarantor.

Simon Property Group, L.P. (“Simon”) (NYSE:SPG) is an S&P 500 company and the largest public U.S. real estate company with the highest investment grade rating among U.S. regional mall companies (A-/Baa1/A- rated by Fitch/Moody’s/S&P).  As of December 31, 2011, Simon owned or had an interest in 337 properties in North America and Asia comprising 245 million square feet of GLA.  Additionally, in March of 2012, Simon acquired a 29% interest in Klepierre, a publicly-traded French REIT with a portfolio of approximately 270 shopping centers in 13 countries in Europe.  CPP invests on behalf of the Canadian Pension Plan’s 15 million Canadian contributors and beneficiaries.  As of June 30, 2011, the CPP had a total C$153.2 billion in assets including C$12.6 billion in real estate investments.  ND Properties, Inc. is a Delaware corporation owned by TIAA, one of the largest commercial real estate owners in the nation.  TIAA has more than 400 real estate investments in the United States and Europe with an equity investment of approximately $15 billion. Simon also has an ownership interest in the borrower under the Midland Park Mall Loan.

The Property.  The Emerald Square Mall Property consists of a three-story, enclosed super regional mall containing 1,022,923 sq. ft. of total leasable area, 564,501 sq. ft. of which is collateral for the Emerald Square Mall Loan.  Located along Route 1 in North Attleboro, Massachusetts, the shopping mall was originally opened in 1989 as a joint venture between New England Development and the Pyramid Companies.  In 1999, New England Development sold most of their shopping mall portfolio, including Emerald Square Mall, to a joint venture led by Simon and Mayflower Realty LLC.

As of July 31, 2012, in-line tenants in occupancy who reported sales for a minimum of 12 months reported annual sales of $352 PSF and an occupancy cost of 17.8%.  As of August 17, 2012, the Emerald Square Mall Property was 90.5% occupied based on owned collateral and 94.8% occupied based on total square footage.

The Emerald Square Mall Property contains four anchor stores including JCPenney (owned), Macy’s, Sears and Macy’s Home Store (non-owned and not part of collateral).  Major tenants include Shoe Dept. and Forever 21.  The Emerald Square Mall Property is occupied by 114 additional in-line tenants, none of which occupy more than 1.7% of the total owned NRA.  National in-line tenants at the Emerald Square Mall Property include Victoria’s Secret, H&M, Abercrombie & Fitch, American Eagle Outfitters, Hollister Co., Champs Sports, The Men’s Wearhouse, Foot Locker, Brookstone, LensCrafters, RadioShack and Aeropostale.  In-line tenant sales at the Emerald Square Mall Property have increased year over year since 2009 as shown in the table below:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

Historical Sales PSF(1)
	2009	2010	2011	T-12 7/31/2012
Macy’s	$176	$204	$213	$213
Sears	$143	$138	$134	$134
Macy’s Home Store	$68	$72	$74	$74
JCPenney	$107	$124	$110	$105
Shoe Dept.	NAP	NAP	$57	$111
Forever 21	$251	$262	$250	$239

All In-line Tenants(2)	$314	$345	$345	$352
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)
In-line tenant sales include all U/W tenants less than 10,000 sq. ft. who have been in occupancy and reported sales for a minimum of 12 months. In-line tenant sales shown above include restaurant, food court, and kiosk tenants.

Environmental Matters.  The Phase I environmental report dated August 8, 2012 recommended no further action at the Emerald Square Mall Property.

The Market.  The Emerald Square Mall Property is located in North Attleboro, Massachusetts within Bristol County, which is in the southeastern section of Massachusetts, just over the northeast Rhode Island state line.  The Emerald Square Mall Property is easily accessible via Route 1 and located within the Route 1 Corridor, stretching from South Attleboro, approximately 2 miles south of the Emerald Square Mall Property, through the towns of North Attleboro and Plainville to Interstate-495, approximately 7 miles north of the Emerald Square Mall Property.  Development along Route 1 consists of a variety of commercial uses with locally oriented office buildings interspersed.  The Emerald Square Mall Property’s greater trade area spans an area encompassing approximately ten to fifteen miles around the center.  According to the appraisal, the 2012 population and average household income within a five-mile radius were 156,776 and $67,119, respectively.

The appraiser analyzed a set of five comparable regional and super regional malls within the region proximate to the Emerald Square Mall Property.  The comparables have occupancies ranging from 75% to 100% with an average occupancy of 92%.  The appraiser’s competitive set compared to the Emerald Square Mall Property is detailed below:

Competitive Set (1)
Name	Emerald Square Mall Property	Providence Place	Warwick Mall	Silver City Galleria	Wrentham Village	Smithfield Crossing
Distance from Subject	NAP	10.6 miles	20.0 miles	29.1 miles	7.1 miles	14.1 miles
Property Type	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional Mall	Outlet Center	Power Center
Year Built / Renovated	1989 / 1999	1999 / NAP	1970 / 1991, 2010, 2012	1982 / 1998	1997 / NAP	2002 / NAP
Total Occupancy(2)	94.8%	89%	98%	75%	100%	99%
Anchor Size (Sq. Ft.)(2)	647,372	676,745	557,952	401,974	N/A	519,534
Total Size (Sq. Ft.)(2)	1,022,923	1,258,733	940,568	970,306	616,000	642,015
Anchors / Major Tenants	JCPenney, Macy’s, Sears, Macy’s Home Store	Bed, Bath & Beyond, JCPenney, Macy’s, Nordstrom	JCPenney, Macy’s, Target, Jordan’s Furniture	JCPenney, Macy’s, Sears	Barnes & Noble, Burberry, Hugo Boss, Nike, Versace, Sony	Barnes & Noble, Dick’s Sporting Goods, Home Depot, Kohl’s, Dave’s Fresh Market, Michaels, Old Navy, Staples, Target
(1)	Source: Appraisal
(2)	Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Emerald Square Mall Property are based on the entire mall square footage of 1,022,923.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 6/30/2012	U/W	U/W PSF
Base Rent(1)	$13,633,507	$13,179,953	$12,967,707	$12,221,608	$21.65
Value of Vacant Space	0	0	0	1,577,160	2.79
Gross Potential Rent	$13,633,507	$13,179,953	$12,967,707	$13,798,768	$24.44
Total Recoveries(2)	7,983,221	7,705,816	7,327,371	7,002,264	12.40
Total % Rents	61,709	125,651	167,844	194,570	0.34
Total Other Income	1,965,901	1,971,783	1,867,593	1,836,818	3.25
Less: Vacancy & Credit Loss(3)	0	0	0	(1,859,475)	(3.29)
Effective Gross Income	$23,644,338	$22,983,203	$22,330,515	$20,972,944	$37.15
Total Operating Expenses	8,852,758	8,596,870	8,219,854	8,077,292	14.31
Net Operating Income	$14,791,580	$14,386,333	$14,110,661	$12,895,652	$22.84
TI/LC	0	0	0	563,531	1.00
Capital Expenditures	0	0	0	112,900	0.20
Net Cash Flow	$14,791,580	$14,386,333	$14,110,661	$12,219,222	$21.64

(1)
U/W Base Rent includes $172,246 in contractual rent steps through August 31, 2013 and $422,990 from tenants that pay percentage rent in lieu of base rent.  U/W Base Rent has decreased from T-12 Base Rent primarily due to nine tenants renegotiating leases at more sustainable occupancy cost levels.

(2)	U/W Total Recoveries adjusted accordingly based on contractual lease obligations and underwritten expenses.
(3)	U/W Vacancy & Credit Loss of $1,859,475 is based on economic vacancy of 8.9%. The Emerald Square Mall Property is currently 90.5% physically occupied based on owned collateral.

Property Management.  The Emerald Square Mall Property is managed by Simon Management Associates, LLC, a borrower affiliate.

Lockbox / Cash Management.  The Emerald Square Mall Loan is structured with a hard lockbox and in-place cash management.  The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are swept weekly to a cash management account under the control of the lender and amounts in this account are used to pay monthly debt service and any reserves due under the Emerald Square Mall Loan documents with any excess amounts remaining in this account to be returned to the borrower until the occurrence of an excess cash sweep (in accordance with the Emerald Square Mall Loan documents).

During a Lockbox Event, all excess cash will be swept into a lender controlled account. “Lockbox Event” means any of (i) any event of default, (ii) a Lockbox DSCR Trigger Event, or (iii) a JCPenney Trigger Event.  A “Lockbox DSCR Trigger Event” occurs if the DSCR (based on the trailing four calendar quarter periods immediately preceding the date of such determination) is less than 1.20x for two consecutive quarters.  A “JCPenney Trigger Event” occurs if JCPenney (i) fails to give notice of its election to renew its lease 12 months prior to the expiration of its lease, (ii) “goes dark” or vacates its premises, (iii) files for bankruptcy or becomes insolvent, or (iv) delivers a vacancy notice to borrower.  The Lockbox Event will end if, with respect to a Lockbox Event caused solely by (i) an event of default, lender accepts a cure of such event of default, (ii) a Lockbox DSCR Trigger Event, the borrower achieves a DSCR of 1.20x for greater than two consecutive calendar quarters (based on trailing four calendar quarters) or (iii) a JCPenney Trigger Event, the occurrence of either: (1) a JCPenney lease extension has been executed, (2) either: (A) 50% or more of the JCPenney space is leased under leases that have comparable terms to the existing JCPenney lease, or (B) less than 50% of the JCPenney space is leased under leases that have rents at least equal to the most recent rent applicable to 50% of the JCPenney space; provided, among other things, that the new tenant, or tenants, are in occupancy and paying full, unabated rent, (3) JCPenney re-commences its operation at the premises, or (4) the JCPenney lease has been affirmed in the applicable bankruptcy proceeding, provided that JCPenney is currently paying all rents and other amounts due under the JCPenney lease.

Initial Reserves.  None.

Ongoing Reserves.  During the continuation of a DSCR Trigger Event Period, the Emerald Square Mall Loan documents require monthly escrows for (i) annual replacement reserves equal to $112,980 per year (subject to a cap of $225,960), (ii) annual rollover

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

reserves equal to $565,200 per year (subject to a cap of $1,130,400), (iii) 1/12 of the estimated annual real estate taxes and other assessments and (iv) 1/12 of the estimated insurance premiums.

In addition, during the continuation of a JCPenney Trigger Event, any excess cash will be transferred to the JCPenney reserve account, up to a cap of $3,800,000.

“DSCR Trigger Event Period” means the period commencing when the DSCR based on the trailing four calendar quarter period immediately preceding the date of such determination is less than 1.30x for two consecutive calendar quarters and ends if the DSCR is at least 1.30x for two consecutive calendar quarters based upon the trailing four calendar quarter period immediately preceding the date of determination.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release.  The Emerald Square Mall Loan documents permit the borrower, without lender consent, to obtain the release of any non-material or non-income producing portion of the Emerald Square Mall Property, provided, among other things, that the borrower delivers to the lender (i) an officer’s certificate stating that such release and transfer will not result in a material adverse effect on the Emerald Square Mall Property, (ii) evidence that (a) the Emerald Square Mall Property continues to comply with all applicable legal and zoning requirements and (b) the existing title insurance policy continues in full force and effect and (iii) the Emerald Square Mall Property is in compliance with REMIC requirements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

Site plan based on information provided by the borrower as of April 17, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

Site plan based on information provided by the borrower as of April 17, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

999 South Washington Street North Attleboro, MA 02760	Collateral Asset Summary Emerald Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,819,369 68.7% 1.71x 11.2%

CARTIFACT
Emerald Square Mall
999 South Washington Street
North Attleboro, MA 02760
NORTH ATTLEBORO
Attleboro
MASSACHUSETTS
RHODE ISLAND
Central Falls
Pawtucket
Arbour Fuller Hospital
Newell Cemetery
Mt Calvary Cemetery
Ann And Hope Shopping Center
Bristol Place Shopping Center
Moshassuck Cemetery
Mineral Spring Cemetery
Memorial Hospital
Mccoy Stadium
Manchester Pond
Hillside Cemetery
PAINE RD
DRAPER AVE
ALLEN AVE
WASHINGTON ST
OLD POST RD
MT HOPE ST
BEAR HILL RD
ROCKLAWN AVE
WEST ST
SOUTH AVE
MENDON RD
NEWPORT AVE
MAY ST
TIFFANY ST
READ ST
HIGH ST
DEXTER ST
COUNTY ST
BROAD ST
OAK HILL AVE
CENTRAL AVE
HUNT ST
BENEFIT ST
GEORGE B BENNETT HWY
LONSDALE AVE
WEEDEN ST
ARMISTICE BLVD
COLUMBUS AVE
PROSPECT ST
PLEASANT ST
EAST AVE
Boston
Worcester
Lynn
Marlborough
Quincy
Dedham
Franklin
Brockton
Woonsocket
Attleboro
Taunton
Plymouth
Providence
Putnam
Fall River
Bristol
New Bedford
West Kingston
Newport
Edgartown
C.T.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of Five Properties
Loan Purpose:	Refinance		Property Type:	Warehouse / Flex Industrial
Sponsor:	Donald A. Levine; Lewis Heafitz;		Collateral:	Fee Simple
	Neal S. Shalom		Location:	Various (Massachusetts, Oklahoma
Borrower:	Various			and New Hampshire)
Original Balance:	$72,000,000		Year Built / Renovated:	1970-1999 / 1973-1995
Cut-off Date Balance:	$72,000,000		Total Sq. Ft.:	1,246,125
% by Initial UPB:	5.8%		Property Management:	Equity Industrial Partners Corp.
Interest Rate:	4.9000%		Underwritten NOI:	$6,723,266
Payment Date:	6th of each month		Underwritten NCF:	$6,279,706
First Payment Date:	October 6, 2012		Appraised Value:	$97,150,000
Maturity Date:	September 6, 2017		Appraisal Date:	August 2012
Amortization:	Interest Only for first 12 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		TTM NOI:	$6,559,847 (T-12 July 31, 2012)
Call Protection:	L(25), D(32), O(3)		2011 NOI:	$6,559,810 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$6,956,067 (December 31, 2010)

Reserves(1)			Historical Occupancy
	Initial	Monthly	Current Occupancy:	99.8% (August 31, 2012)
Taxes:	$277,333	$46,625	2011 Occupancy:	92.8% (December 31, 2011)
Insurance:	$45,992	$11,498	2010 Occupancy:	96.5% (December 31, 2010)
Replacement:	$0	$11,963
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.88x and 1.76x, respectively.

TI/LC:	$1,000,000	$25,000
Required Repairs:	$181,863	$0
Shaw’s TI Reserve:	$513,750	$0
Rent Concessions Reserve:	$159,750	$0
Occupancy Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$58
Balloon Balance / Sq. Ft.:	$54
Cut-off Date LTV:	74.1%
Balloon LTV:	69.5%
Underwritten NOI DSCR(2):	1.47x
Underwritten NCF DSCR(2):	1.37x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

Portfolio Summary
Property Name	Location	Total Sq. Ft.	Year Built / Renovated	Allocated Mortgage Loan Amount(1)	Appraised Value	Occupancy(2)
Greenland	Greenland, NH	367,147	1980 / 1995	$24,500,000	$33,100,000	100.0%(3)
Methuen	Methuen, MA	291,400	1985 / 1991	22,650,000	30,300,000	100.0%
Rochester	Rochester, NH	211,619	1981 / 1994	9,400,000	13,100,000	99.1%
Gloucester	Gloucester, MA	165,959	1970 / 1973,1986	8,250,000	11,050,000	100.0%
Oklahoma City	Oklahoma City, OK	210,000	1999 / NAP	7,200,000	9,600,000	100.0%
Total / Wtd. Avg.		1,246,125		$72,000,000	$97,150,000	99.8%
(1)	See “Release of Property” herein.
(2)	Physical occupancies based on the rent rolls dated August 31, 2012.
(3)	Bauer leases 29,573 SF at the Greenland Property (8.1% of the Property NRA; 13.6% of U/W base rent) which is currently dark but guaranteed by Nike, which is rated NR/A1/A+ by Fitch/Moody’s/S&P.

Tenant Summary
Tenant	Property	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration

Cole Haan(3)	Greenland	NR/A1/A+	329,551	26.4%	$5.93	26.8%	5/31/2014
Shaw’s	Methuen	CCC/B3/B	291,400	23.4%	$7.47	29.9%	10/31/2022
Gloucester Engineering	Gloucester	NR/NR/NR	165,959	13.3%	$5.30	12.1%	12/31/2017
Stonewall Kitchens	Rochester	NR/NR/NR	125,502	10.1%	$4.65	8.0%	6/30/2020
International Paper Company(4)	Oklahoma City	NR/Baa3/BBB	90,000	7.2%	$3.70	4.6%	2/28/2018
Total Major Tenants			1,002,412	80.4%	$5.91	81.3%
Remaining Tenants			241,713	19.4%	$5.63	18.7%
Total Occupied Collateral			1,244,125	99.8%	$5.86	100.0%
Vacant			2,000	0.2%
Total			1,246,125	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Base Rents PSF are based on triple net leases.
(3)	Cole Haan’s space is comprised of 313,675 sq. ft. of warehouse space and 15,876 sq. ft. of office space, with U/W Base Rent PSF of $5.68 and $10.82, respectively.
(4)
International Paper Company lease commenced on August 1, 2012 and is currently in its free-rent period, with full rent commencing in March 2013.  A reserve was established at closing to cover rent payments on the International Paper Company space through March 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	2,276	0.2%	2,276	0.2%	$23.90	0.7%	0.7%
2012	0	0	0.0%	2,276	0.2%	$0.00	0.0%	0.7%
2013	1	12,751	1.0%	15,027	1.2%	$4.04	0.7%	1.5%
2014	5	427,147	34.3%	442,174	35.5%	$6.08	35.7%	37.1%
2015	1	20,000	1.6%	462,174	37.1%	$6.68	1.8%	38.9%
2016	1	69,090	5.5%	531,264	42.6%	$4.18	4.0%	42.9%
2017	1	165,959	13.3%	697,223	56.0%	$5.30	12.1%	55.0%
2018	2	130,000	10.4%	827,223	66.4%	$4.01	7.1%	62.1%
2019	0	0	0.0%	827,223	66.4%	$0.00	0.0%	62.1%
2020	1	125,502	10.1%	952,725	76.5%	$4.65	8.0%	70.1%
2021	0	0	0.0%	952,725	76.5%	$0.00	0.0%	70.1%
2022	1	291,400	23.4%	1,244,125	99.8%	$7.47	29.9%	100.0%
Thereafter	0	0	0.0%	1,244,125	99.8%	$0.00	0.0%	100.0%
Vacant	NAP	2,000	0.2%	1,246,125	100.0%	NAP	NAP
Total / Wtd. Avg.	15	1,246,125	100.0%			$5.86	100.0%
(1)   Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The EIP Industrial Portfolio loan (the “EIP Industrial Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in five industrial properties located in Massachusetts, New Hampshire and Oklahoma, containing an aggregate of 1,246,125 square feet (each, a “Property,” and collectively, the “EIP Portfolio Properties” or the “Portfolio”). The EIP Industrial Portfolio Loan has a five-year term and amortizes on a 30-year schedule after an initial one-year interest only period. The EIP Industrial Portfolio Loan accrues interest at a fixed rate equal to 4.9000% and has a cut-off date balance of $72.0 million. Loan proceeds were used to retire existing debt of approximately $64.1 million, giving the borrower a return of equity of approximately $3.9 million. Based on the aggregate appraised value of $97.2 million, as of August 2012, the cut-off date LTV is 74.1% and the remaining implied equity is $25.2 million. The most recent prior financings of the EIP Portfolio Properties were not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$72,000,000	100.0%	Loan Payoff	$64,094,476	89.0%
			Reserves	2,178,688	3.0%
			Closing Costs	1,802,479	2.5%
			Return of Equity	3,924,356	5.5%
Total Sources	$72,000,000	100.0%	Total Uses	$72,000,000	100.0%

The Borrower / Sponsor.    The borrowers, 100 Danton Associates LLC, EIP Amarosa Drive LLC, EIP Dory Road LLC, EIP Ocean Road LLC and EIP OK LLC are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with two independent directors in its organizational structure. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Lewis Heafitz, Donald A. Levine and Neal S. Shalom, jointly and severally, who are directors and shareholders of Equity Industrial Partners Corp. (“EIP”).

EIP is a developer and operator of industrial real estate.  EIP was founded in 1995 by the sponsors and currently owns and operates approximately 15.5 million sq. ft. of industrial property located throughout the United States.

The Properties. The EIP Portfolio Properties are located in Rochester and Greenland in New Hampshire, Methuen and Gloucester in Massachusetts, and Oklahoma City in Oklahoma. The EIP Portfolio Properties are 99.8% occupied by 12 tenants with 15 leases as of August 31, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

Greenland, NH (29.5% of Portfolio NRA, 32.4% of U/W Base Rent) The Greenland Property is a 367,147 sq. ft. industrial warehouse/distribution building located directly adjacent to Interstate 95 in Greenland, New Hampshire. The Property was built in 1980 (renovated in 1995) for Cole Haan, a subsidiary of Nike. Cole Haan currently occupies 89.8% of the Property’s NRA, with 313,675 sq. ft. of warehouse space, as well as 15,876 sq. ft. of office space. Nike (rated NR/A1/A+ by Fitch/Moody’s/S&P) guaranteed the lease for the entire space through 2014 in connection with a sale-leaseback transaction in 2009. The Property functions as Cole Haan’s sole distribution center in the US, and serves over 80 of its retail stores, wholesale retail customers, and online orders.

Methuen, MA (23.4% of Portfolio NRA, 29.9% of U/W Base Rent) The Methuen Property is a 291,400 sq. ft. single-tenant, industrial warehouse property located directly adjacent to Interstate 93 in Methuen, Massachusetts. The Property was built in 1985 and expanded in 1991 and the owners are currently funding capital improvements including replacing the roof. The Property has been 100.0% leased to Shaw’s supermarkets (now a subsidiary of Supervalu) since 1989 serving as a main distribution facility for the supermarket chain.  There are over 85 Shaw’s supermarkets within a 50 mile radius of the Property. Shaw’s recently executed a lease amendment extending its current term through October 2022. 97.0% of the NRA consists of refrigerated cold storage.

Rochester, NH (17.0% of Portfolio NRA, 13.4% of U/W Base Rent) The Rochester Property is a 211,619 sq. ft. industrial flex property located in Rochester, New Hampshire. The Property was built in 1981 and renovated in 1994 and is 99.1% leased to four tenants as of August 31, 2012. The two major tenants are Stonewall Kitchens (59.3% of the Property NRA, lease expires 6/30/2020) and Northeast Nonwovens (32.6% of the Property NRA, lease expires 9/30/2016). Stonewall Kitchens’ space includes a warehouse retail storefront and offices (20,065 sq. ft.), and warehouse and distribution space (105,437 sq. ft.). Northeast Nonwovens’ space consists of light manufacturing industrial space (67,653 sq. ft.) as well as offices (1,437 sq. ft).

Gloucester, MA (13.3% of Portfolio NRA, 12.1% of U/W Base Rent) The Gloucester Property is a 165,959 sq. ft. single-tenant, industrial flex property located at the terminus of Route 128 in Gloucester, Massachusetts at the entrance to Blackburn Industrial Park. The Property was built in 1970 with additions constructed in 1973 and 1986. The Property is 100.0% leased to Gloucester Engineering, which has occupied the Property since it was built. Improvements consist of 139,959 sq. ft. of warehouse space and 26,000 sq. ft. of office space, which serves as the company’s corporate headquarters. Gloucester Engineering recently renewed its lease for an additional five years commencing January 1, 2013 at a rate of $5.30 per square foot.

Oklahoma City, OK (16.9% of Portfolio NRA, 12.3% of U/W Base Rent) The Oklahoma City Property is a 210,000 sq. ft. industrial warehouse property located approximately eight miles from the Oklahoma City central business district and three miles from Oklahoma City’s Will Rogers World Airport. The Property was built in 1999 and is 100% leased to four credit rated tenants as follows: (i) International Paper Company (rated NR/Baa3/BBB by Fitch/Moody’s/S&P, 42.9% of the Property NRA, lease expires 2/28/2018), (ii) Fed Ex Ground (rated NR/Baa1/BBB by Fitch/Moody’s/S&P, 28.6% of Property NRA, lease expires 9/30/2014), (iii) Schweppes, which is part of the Dr. Pepper Snapple Group (rated NR/Baa1/BBB by Fitch/Moody’s/S&P, 19.0% of the Property NRA, lease expires 2/28/2018), and (iv) the Summers Group, a subsidiary of Rexel (rated BB/Ba2/BB by Fitch/Moody’s/S&P, 9.5% of the Property NRA, lease expires 4/30/2015).

Environmental Matters.    The Phase I environmental reports dated August 2012 are summarized below:

Gloucester Property – An Asbestos Operation and Maintenance Plan was recommended and has been implemented. Additionally, the Property is located within the boundaries of a state hazardous waste site, which exists primarily on an adjacent parcel.  Remediation is being performed by the responsible party under state supervision. The Massachusetts Department of Environmental Protection granted a status of “no significant risk of harm to health, public welfare and the environment” for this contamination issue. The environmental consultant recommended periodic review of remedial action records for this issue.

Greenland Property – An Asbestos Operation and Maintenance Plan was recommended and has been implemented.

Methuen Property – An Asbestos Operation and Maintenance Plan was recommended and has been implemented. Additionally, the property was included on a state list that indicated nine reported releases of diesel fuel or fuel oil (ranging from 19 to 50 gallons since 1997).  Each spill was cleaned up and the Massachusetts Department of Environmental Protection issued a response outcome statement for each incident stating that there is no significant risk of harm to health, public welfare, safety and the environment.

Oklahoma City Property – Report recommended no further action.

Rochester Property – An Asbestos Operation and Maintenance Plan was recommended and has been implemented.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

The Market.    The EIP Portfolio Properties are located in five cities within three states. Gloucester, Greenland, Methuen and Rochester are located in the Greater Boston MSA Industrial market. Greenland and Rochester are both located in the Southern New Hampshire Industrial submarket. Gloucester is part of the Route 128 North Industrial submarket. Methuen is in the Route 495 Northeast Industrial submarket.  Oklahoma City is part of the Southwest Industrial submarket within the Oklahoma City Industrial market. The following chart compares market data to the EIP Portfolio Properties.

EIP Industrial Portfolio Market Comparison
		Property Type(1)		Occupancy		Rental Rate PSF
Property Name	City		Submarket	Phys.(2)	Mkt.(1)	U/W(3)	Mkt. (1)
Greenland	Greenland, NH	Warehouse	S. New Hampshire	100.0%(4)	96.6%	$6.43	$5.25
Methuen	Methuen, MA	Warehouse	Rt. 495 Northeast	100.0%	91.3%	$7.47	$6.67(5)
Rochester	Rochester, NH	Flex	S. New Hampshire	99.1%	93.7%	$4.66	$3.25
Gloucester	Gloucester, MA	Flex	Rt. 128 North	100.0%	97.0%	$5.30	$8.60
Oklahoma City	Oklahoma City, OK	Warehouse	OKC - Southwest	100.0%	94.4%	$4.25	$3.47
Total / Wtd. Avg.				99.8%	94.6%	$5.86	$5.39
(1)	Occupancy and Rental Rates PSF are based on the industrial subsector and submarket as determined by the appraiser.
(2)	Physical Occupancy based on the rent rolls dated August 31, 2012.
(3)
U/W Base Rent includes contractual rent increases through June 2013 and rent averaging through the loan term for International Paper Company. International Paper Company has an initial lease expiration in 2018 and is rated NR/Baa3/BBB by Fitch/Moody’s/S&P.

(4)	Bauer leases 29,573 SF at the Greenland Property (8.1% of the Property NRA; 13.6% of U/W base rent) which is currently dark but guaranteed by Nike, which is rated NR/A1/A+ by Fitch/Moody’s/S&P.
(5)	Market rent for the Methuen Property does not reflect the premium associated with cold storage space.

Greater Boston Industrial Market
The Greater Boston MSA Industrial market ended 2Q2012 with a vacancy rate of 10.9%, marking a decrease over previous quarters. Net absorption totaled a positive 1,160,602 sq. ft. in the second quarter alone. Furthermore, a decrease in vacant sublease space of 2,320,270 sq. ft. was also identified in the market.  There were a total of four buildings delivered in the Greater Boston MSA Industrial market totaling 167,881 sq. ft., with 423,498 sq. ft. still under construction. The total Boston industrial market contains approximately 494.1 million sq. ft. of industrial space.

Southern New Hampshire Submarket
The Southern New Hampshire submarket contains approximately 61,663,216 sq. ft. of existing inventory and as of 2Q2012 was 9.5% vacant. The submarket’s average asking rent as of 2Q2012 was $6.30 PSF. The Greenland Property is approximately 50 miles south on Interstate 95 from Cole Haan’s corporate headquarters and just four miles from the Pease International Tradeport located in the city of Portsmouth, New Hampshire. According to the appraiser, the Greenland submarket has a vacancy rate of 3.4% and an average asking rent of $5.25 PSF.  The Rochester Property is located approximately 32 miles from Stonewall Kitchens’ Corporate Headquarters located in York, Maine and serves both the Maine and Northern New Hampshire area.  The Rochester Property is easily accessible via Interstate 95 and Route 16.  According to the appraiser, the Rochester submarket has a vacancy rate of 6.3% and an average asking rents of $3.25 PSF.  Both the Greenland Property and the Rochester Property benefit from their New Hampshire locations through some of the lowest taxes in the country including no sales tax, use tax, broad-base income tax, capital gains tax or inventory tax.

Route 495 Northeast Submarket
The Methuen Property is a high bay industrial property located within Route 495 Northeast submarket which as of 2Q2012 contains 11,183,261 sq. ft. of inventory that is 11.3% vacant with average asking rents of $6.69 PSF. High bay industrial properties (ceilings in excess of 20 feet) within the submarket had a vacancy rate of 8.7% and average asking rents of $6.67 PSF.  The Methuen Property is a special use cold storage facility so the appraiser also prepared a survey of cold storage facilities consisting of 14 properties within the Property’s region, comparable to the Property. The peer group averaged 100% occupancy with weighted average rents ranging between $4.75 PSF and $9.00 PSF.

Route 128 North Submarket
The Route 128 North submarket contains approximately 22,265,961 sq. ft. of inventory, which as of 2Q2012 is 14.2% vacant with quoted rates averaging $7.82 PSF. The Gloucester Property is located in the Gloucester/Essex area within the Route 128 North submarket. According to the appraisal, the Gloucester/Essex area is a niche market within the larger submarket. Tenants in the area are typically long-term occupants, as is the case with Gloucester Engineering who has been a tenant at the subject property for over 40 years. The appraiser analyzed a peer group within the Gloucester/Essex area consisting of 9 properties that averaged 97.0% occupancy with weighted average rents of $8.60 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

Oklahoma City Industrial Market and Southwest Submarket
The Oklahoma City Industrial market ended 2Q2012 with an overall vacancy rate of 6.0%, unchanged over the previous quarter. Average rental rates ended the quarter at $3.90 PSF, a 0.5% increase over the previous quarter when average rental rates were $3.88 PSF. One building was delivered to the market totaling 25,000 sq. ft., with 37,638 sq, ft still under construction at the end of 2Q2012.  Net absorption for the overall Oklahoma City Industrial market was positive 21,588 sq. ft. in 2Q2012.  Within the Southwest Submarket, the average quoted rental rate within the warehouse sector was $3.47 PSF at the end of the 2Q2012, with a vacancy rate of 5.6%.

Cash Flow Analysis.

Cash Flow Analysis

	2010	2011	T-12 7/31/2012	U/W	U/W PSF
Base Rent(1)	$6,954,672	$6,782,681	$6,875,857	$7,288,260	$5.85
Value of Vacant Space	0	0	0	8,000	0.01
Gross Potential Rent	$6,954,672	$6,782,681	$6,875,857	$7,296,260	$5.86
Total Recoveries	1,891,376	1,890,317	1,853,165	2,030,363	1.63
Total Other Income	318	0	10,085	10,085	0.01
Less: Vacancy(2)	0	0	0	(431,962)	(0.35)
Effective Gross Income	$8,846,367	$8,672,998	$8,739,107	$8,904,746	$7.15
Total Operating Expenses	1,890,299	2,113,188	2,179,260	2,181,479	1.75
Net Operating Income	$6,956,067	$6,559,810	$6,559,847	$6,723,266	$5.40
TI/LC	0	0	0	300,000	0.24
Capital Expenditures	0	0	0	143,561	0.12
Net Cash Flow	$6,956,067	$6,559,810	$6,559,847	$6,279,705	$5.04
(1)
U/W Base Rent includes $303,691 in contractual rent increases through June 2013, and rent averaging through the loan term for International Paper Company. International Paper Company has an initial lease expiration in 2018 and a credit rating of NR/Baa3/BBB by Fitch/Moody’s/S&P.

(2)	Underwritten vacancy of 4.6% of gross income, compared to physical vacancy of 0.2%.

Property Management.    The EIP Portfolio Properties are managed by Equity Industrial Partners Corp., a borrower affiliate.

Lockbox / Cash Management.    The EIP Industrial Portfolio Loan is structured with a hard lockbox and in place cash management. All excess cash will be swept into a lender controlled account: (i) upon any event of default, until the event of default is cured or waived, (ii) upon any bankruptcy action of a borrower, guarantor, or property manager, until, with respect to a bankruptcy action of the property manager only, a qualified manager is approved as replacement manager, (iii) if the DSCR is less than 1.20x on the last day of any calendar quarter, until such time that the DSCR for the trailing 12-month period is at least 1.35x for four consecutive calendar quarters, (iv) with respect to the Nike, Cole Haan, Bauer, Shaw’s or Gloucester Engineering leases, (a) upon the earlier of (1) 12 months prior to such lease expiration date or (2) the date on which such tenant is required to notify landlord of its intention to renew it lease (if applicable) or (b) 12 months prior to expiration of the Nike guaranty of the Bauer lease until such time that (1) borrower has entered into an acceptable lease extension or replacement lease, (2) the DSCR is at least 1.35x for two calendar quarters, and (3) all related leasing expenses have been paid in full or reserved for, or (v) if Nike, Cole Haan, Shaw’s, or the Nike guarantor of the Bauer premises is (a) subject to bankruptcy action, (b) terminates its lease or gives notice of its intent to terminate or allow to expire or, (c) any of Nike, Cole Haan, Shaw’s, or Gloucester Engineering fails to continue to operate, until (1) borrower has one or more acceptable replacement leases, (2) the DSCR at the end of two calendar quarters has been at least 1.35x and (3) all related leasing expenses have been paid in full or reserved for.

Initial Reserves.    At closing, the borrower deposited (i) $1,000,000 into the rollover reserve account, (ii) $159,750 into the rent concessions reserve (representing six months of rent for International Paper Company whose rent commences March 2013), (iii) $277,333 into a tax reserve account, (iv) $45,992 into an insurance reserve account and (v) $695,613 into the required repairs reserve account (including a Shaw’s TI reserve of $513,750 to finish replacing Methuen Property’s roof), which represents approximately 125% of the $556,945 in immediate repairs recommended in the engineering reports.

Ongoing Reserves.    On a monthly basis the borrower is require to deposit reserves of (i) $46,625 into a monthly tax reserve account, (ii) $11,498 into a monthly insurance reserve account, (iii) $11,963 into a capital expenditure account and (iv) $25,000 into a rollover reserve account (subject to a $900,000 cap in certain circumstances).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Substitution of Collateral. None permitted.

Partial Release.  The borrower has the right, with respect to the Gloucester Property, to obtain the release of an undeveloped portion of the Property that is currently subject to a ground lease (leased to an affiliate of such borrower and for which no value was attributed in the underwriting of the EIP Industrial Portfolio Loan). It is anticipated that the borrower will request the release of this parcel from the lien of the mortgage in connection with the contemplated development of two wind turbines.  Release requires, among other things, (i) compliance with the REMIC requirements, (ii) a DSCR, excluding the release parcel, for each of the Gloucester Property and the EIP Portfolio Properties that is at least 1.35x, and (iii) an LTV ratio, excluding the release parcel, for each of the Gloucester Property and the EIP Portfolio Properties that is equal to or less than 75%.

On any date that is at least two years after the securitization closing date, the borrower is permitted to cause the partial defeasance and release of an individual Property, subject to satisfaction of certain conditions, including but not limited to: (a) after the defeasance, the remaining properties must have a DSCR of at least 1.40x and an LTV ratio of not more than 65% and (b) payment to lender of the defeasance deposit of, with respect to a release of (i) the Gloucester or Rochester Properties, 110% of the allocated loan amount and (ii) the Greenland, Methuen or Oklahoma City Properties, 130% of the allocated loan amount; provided that (x) the first partial defeasance, must include the Gloucester Property as a release property and (y) after any such partial defeasance, the remaining properties may not consist solely of the Gloucester and/or the Rochester Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary EIP Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$72,000,000 74.1% 1.37x 9.3%

GREENLAND
MAINE
NEW HAMPSHIRE
PORTSMOUTH INTERNATIONAL AIRPORT
Newington Mall
Portsmouth Hospital
South Cemetery
Southgate Plaza
WOODBURY AVE
MARKET ST
ISLINGTON ST
GREENLAND RD
BANFIELD RD
PIONEER RD
OCEAN RD
SAGAMORE RD
WENTWORTH RD
STATE RD
1

METHUEN
Lawrence
N.H.
M.A.
PELHAM ST
PLEASANT ST
EAST ST
LOWELL ST
BROADWAY
HAVERHILL ST
RIVERSIDE DR
MERRIMACK ST
WATER ST
MASSACHUSETTS AVE
NORTH ST
MT VERNON ST
CHANDLER RD
Lawrence Hospital
Bellevue Cemetery
2

ROCHESTER
MAINE
NEW HAMPSHIRE
CHESTNUT HILL RD
MILTON RD
HIGHLAND ST
TEN ROD RD
FOUR ROD RD
FARMINGTON RD
WALNUT ST
MEADERBORO RD
COLUMBUS AVE
WHITEHALL RD
SALMON FALLS RD
WASHINGTON ST
ROCHESTER HILL RD
Lilac Mall
Rochester Cemetery
Frisbie Memorial Hospital
SKYHAVEN AIRPORT
3

OKLAHOMA CITY
DOWNTOWN
Meridian Plaza
NW 10TH ST
Oklahoma State University Technical School
All Sports Stadium
W RENO AVE
S MACARTHUR AVE
S MERIDIAN AVE
S PENNSYLVANIA AVE
S WESTERN AVE
S SANTA FE AVE
DOWNTOWN AIRPARK
SW 29TH ST
NEWCASTLE RD
AIRPORT RD
SW 44TH ST
Grant Square
WILL ROGERS WORLD AIRPORT
SW 59TH ST
4

GLOUCESTER
MBTA
WASHINGTON ST
Addison Gilbert Hospital
EASTERN AVE
THATCHER RD
ESSEX AVE
ROGERS ST
WESTERN AVE
E MAIN ST
ATLANTIC RD
Gloucester Harbor
5

EIP PORTFOLIO

1	150 Ocean Road	Greenland, NH 03840
2	100 Danton Drive	Methuen, MA 01844
3	7 Amarosa Drive	Rochester, NH 03868
4	5200 Southwest 36th Street	Oklahoma City, OK 73179
5	11 Dory Road	Gloucester, MA 01930

CARTIFACT.

MAP © 2012 DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles”  generated by us, will not create binding contractual obligations for you or us.

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425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of Two Properties
Loan Purpose:	Refinance		Property Type:	Retail / Office / Multifamily
Sponsor:	Douglas Jemal; Norman D. Jemal		Collateral:	Fee Simple
Borrower:	Jemal’s Douglas Stereo L.L.C.;		Location:	Washington, DC
	Jemal’s Historic Row L.L.C.		Year Built / Renovated:	1875 / 2002 and 2005 / NAP
Original Balance:	$55,000,000		Total Sq. Ft.(5):	138,374
Cut-off Date Balance:	$54,868,616		Property Management:	Douglas Development Corp.; Bozzuto
% by Initial UPB:	4.4%			Management Company
Interest Rate:	4.7500%		Underwritten NOI:	$4,440,387
Payment Date:	6th of each month		Underwritten NCF:	$4,416,941
First Payment Date:	September 6, 2012		Appraised Value:	$83,000,000
Maturity Date:	August 6, 2022		Appraisal Date:	June 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection(1)(2):	L(26), D(89), O(5)		TTM NOI:	$4,549,882 (T-12 May 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$4,406,440 (December 31, 2011)
			2010 NOI:	$3,731,400 (December 31, 2010)
Reserves(3)			2009 NOI:	$3,744,611 (December 31, 2009)
	Initial	Monthly
Taxes:	$616,745	$99,456	Historical Occupancy(5)
Insurance:	$8,188	$1,594	Current Occupancy(6):	80.4% (July 31, 2012)
Replacement:	$0	$3,197	2011 Occupancy:	95.8% (December 31, 2011)
TI/LC:	$2,225,000	$8,648	2010 Occupancy:	88.4% (December 31, 2010)
Shake Shack Rent Reimbursement:	$916,000	$0	2009 Occupancy:	79.6% (December 31, 2009)
Bajaj Rent Reimbursement:	$433,000	$0
(1)   If, on any date after the lockout period ends, the borrower does not satisfy the disbursement conditions of the earnout reserve, the borrower may effect a partial defeasance of the 425 7th Street and 800 F Street Loan, with respect to the amount then on deposit in the earnout reserve.
(2)   Partial release of individual properties is permitted. See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The LTV and Debt Yield calculations are based on the whole loan balance net of the $4.8 million earnout. Based on the Cut-off Date Balance of approximately $54.9 million, the Cut-off Date LTV and Underwritten NOI Debt Yield are 66.1% and 8.1%, respectively.
(5)   Total Sq. Ft. and Historical Occupancy numbers exclude 15,083 sq. ft. throughout nine multifamily units that are 100% occupied.
(6)   Current Occupancy includes Bajaj Restaurant (8,320 sq. ft.), which has signed its lease and is expected to begin paying full rent in September 2013 and Shake Shack (3,205 sq. ft.), which has signed its lease and is expected to take occupancy in spring 2013, and begin paying full rent in August 2014. Reimbursement reserves for free rent and concessions were established at closing in connection with both tenants.

Spy Museum Sweep:	$0	Springing
Shake Shack Holdback:	$5,000,000	$0
Earnout:	$4,800,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$397
Balloon Balance / Sq. Ft.:	$324
Cut-off Date LTV(4):	60.3%
Balloon LTV(4):	48.2%
Underwritten NOI DSCR:	1.29x
Underwritten NCF DSCR:	1.28x
Underwritten NOI Debt Yield(4):	8.9%
Underwritten NCF Debt Yield(4):	8.8%

			Property Summary
Property Name	Property Type	Location	Sq. Ft.(1)	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)(2)
800 F Street	Retail / Office / Multifamily	Washington, DC	103,593	1875 / 2002	$41,481,928	$62,600,000	75.9%
425 7th Street	Retail / Office	Washington, DC	34,781	2005 / NAP	$13,518,072	$20,400,000	93.9%
Total / Wtd. Average:			138,374		$55,000,000	$83,000,000	80.4%
(1)	Excludes nine collateral multifamily units totaling 15,083 sq. ft. at 800 F Street that are 100.0% occupied.
(2)	Occupancy as of July 31, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)(1)	% of Net Rentable Area(1)	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

The Spy Museum	NR/NR/NR	57,475	41.5%	$42.94	48.1%	7/31/2017
Carmine’s DC, LLC	NR/NR/NR	18,600	13.4%	$43.01	15.6%	8/31/2025
Bajaj Restaurant(2)	NR/NR/NR	8,320	6.0%	$48.08	7.8%	7/31/2022
Washington Media Group	NR/NR/NR	6,601	4.8%	$45.80	5.9%	11/30/2014
Rasika, LLC	NR/NR/NR	4,183	3.0%	$37.00	3.0%	4/30/2016
Total Major Tenants		95,179	68.8%	$43.34	80.5%
Remaining Tenants(3)		16,123	11.7%	$62.09	19.5%
Total Occupied Collateral		111,302	80.4%	$46.05	100.0%
Vacant		27,072	19.6%
Total		138,374	100.0%

(1)	Excludes nine collateral multifamily units with a total of 15,083 sq. ft. at 800 F Street that are 100.0% occupied.
(2)
Bajaj Restaurant has signed a lease that began August 1, 2012. Bajaj Restaurant will begin paying rent on the earlier to occur of the restaurant opening and September 2013. A reserve was established at closing to cover rent payments on the Bajaj Restaurant space through September 2013.

(3)
Remaining Tenants includes Shake Shack, which has signed its lease and is expected to take occupancy in spring of 2013 and begin paying full rent in August 2014. A reserve was established at closing in connection with this tenant, with 24 months of rent reserved in the Shake Shack rent reimbursement account.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	1	2,009	1.5%	2,009	1.5%	$51.92	2.0%	2.0%
2013	0	0	0.0%	2,009	1.5%	$0.00	0.0%	2.0%
2014	3	9,396	6.8%	11,405	8.2%	$50.46	9.3%	11.3%
2015	3	6,015	4.3%	17,420	12.6%	$34.39	4.0%	15.3%
2016	2	5,582	4.0%	23,002	16.6%	$40.10	4.4%	19.7%
2017	1	57,475	41.5%	80,477	58.2%	$42.94	48.1%	67.8%
2018	0	0	0.0%	80,477	58.2%	$0.00	0.0%	67.8%
2019	0	0	0.0%	80,477	58.2%	$0.00	0.0%	67.8%
2020	0	0	0.0%	80,477	58.2%	$0.00	0.0%	67.8%
2021	1	700	0.5%	81,177	58.7%	$70.00	1.0%	68.8%
2022	2	11,525	8.3%	92,702	67.0%	$69.41	15.6%	84.4%
Thereafter	1	18,600	13.4%	111,302	80.4%	$43.01	15.6%	100.0%
Vacant	NAP	27,072	19.6%	138,374	100.0%	NAP	NAP
Total / Wtd. Avg.	14	138,374	100.0%			$46.05	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Excludes nine collateral multifamily units with a total of 15,083 sq. ft. at 800 F Street that are 100.0% occupied.

The Loan.    The 425 7th Street and 800 F Street loan (the “425 7th Street and 800 F Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 138,374 sq. ft. of office and retail space, along with 15,083 sq. ft. of multifamily space located at 425 7th Street, NW and 800 F Street, NW each located in Washington, DC (the “425 7th Street and 800 F Street Properties”) with an original principal balance of $55.0 million. The 425 7th Street and 800 F Street Loan has a 10-year term and amortizes on a 30-year schedule. The 425 7th Street and 800 F Street Loan accrues interest at a fixed rate equal to 4.7500% and has a cut-off date balance of approximately $54.9 million. Loan proceeds were used to retire existing debt of approximately $39.0 million giving the borrower a return of equity of approximately $1.6 million after reserves and closing costs. Based on the appraised value of $83.0 million as of June 2012, the cut-off date LTV is 60.3%, net of the $4.8 million earnout, and the implied remaining equity is approximately $28.1 million. The most

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

recent prior financing of 800 F Street was included in the MSDWC 2003-HQ2 transaction. The most recent prior financing of 425 7th Street was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$55,000,000	100.0%	Loan Payoff	$39,025,596	71.0%
			Reserves	$9,198,933	16.7%
			Earnout	$4,800,000	8.7%
			Closing Costs	$423,026	0.8%
			Borrower Return On Equity	$1,552,445	2.8%
Total Sources	$55,000,000	100.0%	Total Uses	$55,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Jemal’s Douglas Stereo L.L.C. and Jemal’s Historic Row L.L.C., are single purpose District of Columbia limited liability companies structured to be bankruptcy-remote, each with two independent directors in its organizational structure.  The sponsors of the borrowers and the nonrecourse carve-out guarantors are Douglas Jemal and Norman D. Jemal, jointly and severally. Pursuant to the 425 7th Street and 800 F Street Loan documents, the sponsors are required to maintain an aggregate net worth of $75 million throughout the 425 7th Street and 800 F Street Loan term.

Douglas Jemal is the founder and president of Douglas Development Corporation a family–owned and privately operated real estate developer that operates primarily in Washington, DC and suburban Maryland and Virginia. Douglas Jemal’s son, Norman D. Jemal, is a principal and senior vice president of Douglas Development Corporation and is involved in many aspects of the business including acquisitions and dispositions, development, finance and corporate strategic planning. Throughout his career, Norman D. Jemal has negotiated and leased over five million square feet with a cumulative value of over $1.0 billion. Douglas Development Corporation was founded in 1985 and has a current portfolio which consists of over eight million square feet.

In 2004, Douglas Jemal was charged in the United States District Court for the District of Columbia with several offenses and was convicted on a single count of wire fraud. In 2007, he was sentenced to probation for a term of five years subject to various conditions, which probation was terminated in 2009, including payment of a $175,000 fine. Douglas Jemal has a 20.3% interest in the borrower. The 425 7th Street and 800 F Street Loan documents prohibit Douglas Jemal from controlling or acquiring any direct or indirect interest in any borrower, SPC party or key principal other than the 20.3% interest owned by Douglas Jemal as of the closing date.

The Property. The 425 7th Street and 800 F Street Properties are comprised of two properties located in the East End market of downtown Washington, DC, each within four blocks of the National Mall and two blocks from the Verizon Center. The 425 7th Street and 800 F Street Properties consist of 99,598 sq. ft. of retail space, 38,776 sq. ft. of office space and nine multifamily units totaling 15,083 sq. ft. Excluding the multifamily units, the office and retail portions are 80.4% occupied as of July 31, 2012.

425 7th Street	Total Sq. Ft.	% Occupied(1)	U/W Base Rent	U/W Base Rent PSF(2)	% of Total U/W Base Rent
Office	4,183	100.0%	$116,199	$41.50	2.3%
Retail	30,598	93.0%	$1,283,592	$45.10	25.0%
Total / Wtd. Average:	34,781	93.9%	$1,399,791	$44.78	27.3%
(1)	Occupancy as of July 31, 2012.
(2)	U/W Base Rent PSF excludes 1,383 sq. ft. leased by Unit Home Owners Association of Lafayette that does not contribute towards U/W Base Rent.

425 7th Street is a 34,781 sq. ft. mixed use property located by the Verizon Center between D and E streets. The tenant mix includes 30,598 sq. ft. of retail space and 4,183 sq. ft. of Class A/B office space. The building was built in 2005 and represents the retail portion of a larger project known as the Jefferson at Penn Quarter Development. Such project was built subject to a Reciprocal Easement Agreement (the “REA”) which governs the rights of each owner of a unit in the development and grants to each owner perpetual mutually beneficial easements for, among other things, access and use of common areas.  Each unit owner owns a fee simple interest in its property subject to the terms of the REA.  The REA requires that a lender holding a mortgage on any property subject to the REA be given notice and an opportunity to cure defaults in the event an owner of a unit defaults on its obligations in the REA.  In addition, the owners association under the REA is permitted to charge assessments to the unit owner and failure to pay such assessments may result in a lien on the 425 7th Street Property subordinate to the lien of the related mortgage. The total development contains four separate components subject to the REA, including the retail which is collateral for the 425 7th Street and 800 F Street Loan, a 450-space parking garage, the Penn Quarter Theatre and a residential portion which contains 255 residential apartments. The sponsors

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

acquired 425 7th Street in June 2007 for $21.4 million ($615 PSF).  At the time of acquisition, 425 7th Street was approximately 36.3% occupied and the sponsors subsequently leased 18,600 square feet to Carmine’s DC, LLC at a base rent of $43.01 PSF.

800 F Street	Total Sq. Ft.(1)	% Occupied(1)(2)	U/W Base Rent	U/W Base Rent PSF	% of Total U/W Base Rent
Office	34,593	27.9%	$458,377	$47.45	8.9%
Retail	69,000	100.0%	$3,267,775	$47.36	63.7%
Multifamily	15,083	100.0%	NAP(3)	NAP(3)	NAP(3)
Total / Wtd. Average:	118,676	79.0%	$3,726,152	$47.37	72.7%
(1)	Not including the 15,083 sq. ft. of multifamily space, 800 F Street is 75.9% occupied based on 103,593 sq. ft.
(2)	Occupancy as of July 31, 2012.
(3)	The multifamily space accounts for $400,414 of income, which is not included in U/W Base Rent, but in Total Other Income within the Cash Flow Analysis chart herein.

800 F Street is a mixed use development with 34,593 sq. ft. of Class A office space, 69,000 sq. ft. of retail space and nine multifamily units comprising 15,083 sq. ft., and is located by the Verizon Center between 8th and 9th streets.  The building was built in 1875 and acquired by the sponsors in 1999 for approximately $4.0 million ($34 PSF, including the multifamily square footage). The sponsors performed a total redevelopment of the property in 2002 for $19.5 million ($164 PSF, including the multifamily square footage), which renovation created approximately 34,000 additional square feet of class A office space while maintaining the historic façade. Upon completion of the renovation, the sponsors leased 69,000 sq. ft. to The Spy Museum, the first paid attendance museum in Washington, DC.  In January 2012, The Spy Museum exercised its option to renew for an additional term of five years, and in June 2012, the sponsors reached an agreement to allow The Spy Museum to terminate their lease on two restaurant spaces totaling 11,525 sq. ft.  Within two months, the spaces were leased to Shake Shack and Bajaj Restaurant. Bajaj Restaurant’s rental rate of $48.08 PSF is approximately 12.0% higher than The Spy Museum rental rate of $42.94 PSF, and the Shake Shack rental rate of $124.80 PSF is approximately three times The Spy Museum rental rate. In addition, the 800 F Street property has averaged 95.8% occupancy since 2002. The drop in occupancy to the July 31, 2012 rate of 79.0% (including the multifamily square feet) can largely be attributed to the FBI recently vacating its 18,467 square foot space.

The below chart shows historical sales from reporting tenants at the 425 7th Street and 800 F Street Properties:

Historical Sales PSF(1)
Tenant Name	Property	2009	2010	2011	T-12 June 2012	T-12 June 2012 Occupancy Cost
Carmine’s DC, LLC	425 7th Street	NAV	NAV	$473	$460	9.4%
Rasika, LLC	425 7th Street	$1,017	$1,163	$1,272	$1,309	3.6%
Luke’s Lobster(2)	425 7th Street	NAV	NAV	NAV	$1,695	4.8%
The Spy Museum	800 F Street	$346	$287	$323	$326	15.5%

(1)	Historical sales represent all tenants reporting sales at the 425 7th Street and 800 F Street Properties.
(2)	T-12 June 2012 Sales PSF and Occupancy Cost for Luke’s Lobster are based on nine months of sales annualized.

Environmental Matters. The Phase I environmental reports dated June 18, 2012 recommended no further action at the 800 F Street property and recommended the closure of an open case involving an underground storage tank at the 425 7th Street property. The storage tank has been removed from the property and the borrower is required to have the case closed and satisfied with all applicable government authorities within 60 days of loan closing.

Major Tenants.
The Spy Museum (57,475 sq. ft., 41.5% of NRA, 48.1% of U/W Base Rent). Located at 800 F Street, The Spy Museum is a for-profit museum dedicated to the field of espionage, showcasing gadgets, weapons, and technology used for espionage throughout the world, with numerous visitor-interactive stations located throughout the exhibits. The Spy Museum has been at 800 F Street since 2002 and recently exercised its 5-year extension option, extending its lease through July 31, 2017. The Spy Museum has two 5-year extension options remaining, exercisable upon six months prior notice, with rent increasing at a rate equal to the annual CPI increase and in no event less than the preceding year’s base rent. In addition, beginning 18 months prior to the expiration of The Spy Museum lease, excess cash will be swept into a lender controlled account to cover potential releasing costs.

Carmine’s DC, LLC (18,600 sq. ft., 13.4% of NRA, 15.6% of U/W Base Rent). Located at 425 7th Street, Carmine’s DC, LLC (“Carmine’s”) is a family-style Italian restaurant, with additional locations in New York City, Atlantic City, New Jersey, and Nassau, Bahamas. Carmine’s took occupancy in 2009 and has a lease through August 2025. For the trailing twelve months ended April 2012,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

Carmine’s recorded approximately $8.6 million in sales ($460 PSF) with an occupancy cost of 9.4%. Carmine’s has three 5-year renewal options at 90% of fair market rent, exercisable upon six months prior notice.

Bajaj Restaurant (8,320 sq. ft., 6.0% of NRA, 7.8% of U/W Base Rent). Ashok Bajaj signed a lease for 8,320 sq. ft. at 800 F Street that began August 1, 2012 and plans to open one of his restaurants in such space in mid-2013. The previous tenant was a restaurant leased by The Spy Museum. Ashok Bajaj has owned and operated award-winning restaurants in London and the United States for over 25 years. His restaurants and chefs have won numerous RAMMYs presented by the Restaurant Association of Metropolitan Washington, and have also been nominated for prestigious awards by the James Beard Foundation, including Best Chef-Mid Atlantic and Rising Star Chef. Nationally, he is a three-time James Beard Foundation nominee for “Restaurateur of the Year”. Ashok Bajaj’s restaurants include the Bombay Club, 701, The Oval Room, Ardeo, Bardeo, and Rasika, which is located at 425 7th Street. The Bajaj Restaurant will begin paying rent on the earlier to occur of (i) the opening of the restaurant and (ii) September 2013. A rent reserve was established at closing to cover the rental payments through September 2013.

The Market.   The 425 7th Street and 800 F Street Properties are located within the East End submarket of Washington, DC, within four blocks of the Verizon Center (formerly known as the MCI Center), the FBI Building, the National Archives and the National Mall.  The 20,000 seat Verizon Center is located one block from 800 F Street and two blocks from 425 7th Street and is one of the city’s premier sports and entertainment venues. The presence of the Verizon Center has spurred additional restaurant and entertainment development in the immediate area. Within a three-mile radius, the 2012 population is approximately 312,349, and there are approximately 150,126 households with an average household income of $84,547.

425 7th Street consists primarily of retail (88.0% of 425 7th Street NRA), with only one office tenant that contributes to rent. The appraiser identified 31 retail properties within the immediate area with 207,221 sq. ft. of rentable area. Vacancy rates averaged 3.2% with average asking rent of $32.85 PSF as of June 2012. 425 7th Street has had occupancy above 93.4% since mid-2010, and as such, the appraiser determined a stabilized vacancy of 5.0%. Due to location, the appraiser also concluded that the 425 7th Street property should generate rents above the average market rental rate. Restaurant rents in the immediate area are some of the highest in the region. Recently signed restaurant leases include Fuel Pizza at $64.00 PSF, Proof at $85.00 PSF, and Pi Pizza at $65.00 PSF, while renewals include Legal Sea Foods in 2008 at nearly $70.00 PSF, Fuddruckers in 2011 at over $120.00 PSF and Matchbox at $75.00 PSF. The below chart summarizes the appraiser’s market rent determination for 425 7th Street.

425 7th Street Market Rent Comparison(1)
Property Name	Property Type	Total Sq. Ft.	% of Property NRA	U/W Base Rent PSF(2)	Comparable Rent PSF	Market Rent PSF
425 7th Street	Retail – Carmine’s DC, LLC	18,600	53.5%	$43.01	NAP	$47.50
425 7th Street	Small Retail	11,998	34.5%	$49.05	$60.00 - $68.00	$68.00
425 7th Street	Office	4,183	12.0%	$41.50	$38.50 - $47.50	$42.00
Total / Wtd. Avg.		34,781	100.0%	$44.78		$53.91
(1)	Source: Appraisal
(2)	U/W Base Rent PSF excludes 1,383 sq. ft. of office space leased by Unit Home Owners Association of Lafayette that does not contribute towards U/W Base Rent.

800 F Street is made up of three retail spaces (66.6% of 800 F Street NRA, excluding the multifamily portion), including the 57,475 sq. ft. Spy Museum, and approximately eight office spaces (33.4% of 800 F Street NRA, excluding the multifamily portion). The appraiser identified 120 retail properties within the immediate area with total NRA of 895,069 sq. ft. Vacancy rates averaged 4.0% with average asking rent of $31.85 PSF as of June 2012. The appraiser also identified 199 office buildings containing approximately 42.4 million sq. ft. in the East End submarket with a vacancy rate of 9.2% and an average asking rent of $52.76 PSF, all as of Q1 2012.  The below chart summarizes the appraiser’s market rent determination for 800 F Street.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

800 F Street Market Rent Comparison(1)
Property Name	Property Type	Total Sq. Ft.	% of Property NRA	U/W Base Rent PSF(2)	Comparable Rent PSF	Market Rent PSF(2)
800 F Street	Retail - The Spy Museum	57,475	55.5%	$42.94	NAP	$35.00
800 F Street	Retail - Bajaj Restaurant	8,320	8.0%	$48.08	$51.92 - $123.35	$65.00
800 F Street	Retail - Shake Shack	3,205	3.1%	$124.80	NAP	$125.00
800 F Street	Office	34,593	33.4%	$47.45	$49.12 - $57.00	$55.00
Total / Wtd. Avg.		103,593	100.0%	$47.37		$46.87
(1)	Source: Appraisal
(2)
Excluding The Spy Museum space, the overall Base Rent PSF is $59.40 and the overall Market Rent PSF is $61.67. The Spy Museum has a lease through July 2017 with two 5-year extension options remaining at a rental rate subject to the annual CPI increase, but no less than the preceding year’s base rent.

In addition, the appraiser determined a stabilized vacancy of 5.0% for 800 F Street, compared to the retail market vacancy of 4.0% and the office market vacancy of 6.4%. 800 F Street was 100.0% occupied from 1994 through 2000, and has averaged 95.8% occupancy since 2002.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 5/31/2012	U/W	U/W PSF(1)
Base Rent(2)	$4,694,473	$4,937,784	$5,037,234	$5,237,654	$37.85
Value of Vacant Space	0	0	0	1,547,265	11.18
Gross Potential Rent	$4,694,473	$4,937,784	$5,037,234	$6,784,919	$49.03
Total Recoveries	765,406	903,940	920,002	620,758	4.49
Total Other Income(1)	453,991	913,533	952,210	950,178	6.87
Less: Vacancy(3)	0	0	0	(1,547,265)	(11.18)
Effective Gross Income	$5,913,870	$6,755,257	$6,909,446	$6,808,590	$49.20
Total Operating Expenses	2,182,470	2,348,817	2,359,564	2,368,202	17.11
Net Operating Income	$3,731,400	$4,406,440	$4,549,882	$4,440,387	$32.09
TI/LC	0	0	0	185,083	1.34
TI/LC Buydown Credit(4)	0	0	0	(200,000)	(1.45)
Capital Expenditures	0	0	0	38,364	0.28
Net Cash Flow	$3,731,400	$4,406,440	$4,549,882	$4,416,941	$31.92
(1)	U/W PSF is based on 138,374 sq. ft. and excludes the nine collateral multifamily units totaling 15,083 sq. ft., which are 100.0% occupied and account for $400,414 of Total Other Income.
(2)
U/W Base Rent includes $111,711 in contractual step rent through August 2013. In addition, U/W Base Rent includes contractual unabated rent for Bajaj Restaurant and Shake Shack. Reserves were established at closing to cover rent payments on the Bajaj Restaurant space through September 2013 and the Shake Shack space through August 2014.

(3)	U/W Vacancy represents 18.5% of gross income.
(4)	The TI/LC Buydown Credit is based on the $2.225 million upfront TI/LC reserve.

Property Management.    The 425 7th Street and 800 F Street Property is managed by Douglas Development Corp., a borrower affiliate, and the multifamily portion is managed by Bozzuto Management Company.

Lockbox / Cash Management.    The 425 7th Street and 800 F Street Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed on each monthly payment date in accordance with the 425 7th Street and 800 F Street Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii) the debt service coverage ratio for the trailing 12-month period being less than 1.20x on the last day of any calendar quarter, or (iii) during a “Spy Museum Tenant Trigger Period”, which commences (a) if The Spy Museum tenant (i) goes bankrupt or defaults under its lease, (ii) is no longer open for

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

business or goes dark, or (iii) terminates, or gives notice to terminate, its lease, or (b) if earlier, on the date that is 18 months prior to the expiration of The Spy Museum lease or any lease extension.

Initial Reserves.    At closing, the borrower deposited (i) $616,745 into a tax reserve account, (ii) $8,188 into an insurance reserve account, (iii) $2,225,000 into the TI/LC reserve account, of which $225,000 will be designated for landlord work required to be performed with respect to the Bajaj Restaurant and Shake Shack tenant spaces, (iv) $5,000,000 into the Shake Shack holdback reserve account, (v) $4,800,000 into the earnout reserve account, (vi) $916,000 into the Shake Shack rent reimbursement account, and (vii) $433,000 into the Bajaj Restaurant rent reimbursement account.

Shake Shack Holdback Reserve.  Provided there is no event of default, funds from the Shake Shack holdback reserve will be released to the borrower within 10 days of request by the borrower, so long as (i) Shake Shack is in physical possession and occupancy of its leased premises and is open for business paying full unabated rent with all tenant improvements and leasing commissions paid in full, and (ii) after giving effect to the disbursement of funds from the Shake Shack holdback reserve, but only taking into account increases to net operating income resulting from the rent under the Shake Shack lease, (a) the DSCR is no less than 1.35x and (b) the debt yield is no less than 8.8%. Such disbursement will only be made one time during the term of the loan. If Shake Shack terminates, or defaults under, its lease, or if the borrower fails to qualify for the receipt of all of the Shake Shack holdback reserve funds, all amounts remaining on deposit within the reserve will be distributed to the lender.

Earnout Reserve.  Provided there is no event of default, funds from the earnout reserve will be released to the borrower within 10 days of request by the borrower (and no more than once per calendar quarter), so long as (i) such disbursements are made on or prior to August 3, 2014, (ii) after giving effect to the disbursement of funds from the earnout reserve, but only taking into account increases to net operating income resulting from the leases entered into and that are in full force and effect on or prior to August 3, 2014, (a) the DSCR is no less than 1.35x and (b) the debt yield is no less than 8.8%, and (iii) total occupancy, not inclusive of dark or rent abated tenants, is greater than 80.0%, as determined by lender. In addition, if the lockout period has expired and the defeasance period has begun, if the borrower does not satisfy the disbursement conditions of the earnout reserve, the borrower may effect a partial defeasance with respect to the entire amount then on deposit in the earnout reserve.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $99,456, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $1,594, into an insurance reserve account, (iii) $3,197 into a capital expenditure account and (iv) $8,648 into a TI/LC reserve account. In addition, during a Spy Museum Tenant Trigger Period, all excess cash will be swept into the Spy Museum sweep reserve to be used for payment of tenant improvements and leasing commissions that may occur with respect to re-leasing The Spy Museum tenant space.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.  On any date after the defeasance period begins, the borrower may obtain the release of either 425 7th Street and 800 F Street Property in conjunction with a bona fide third-party sale of such property, provided, among other things, (i) there is no event of default, (ii) the borrower shall defease an amount of principal equal to the greater of (a) 100% of the net sales proceeds with respect to such property, provided in no event shall such amount be less than 94% of the gross sales price and (b) 110% of the allocated loan amount for such property, (iii) the DSCR for the remaining property is no less than the greater of (a) the DSCR immediately prior to such release and (b) 1.35x, and (iv) the LTV for the remaining property is no more than the lesser of (a) the LTV immediately prior to such release and (b) 67.0%. In addition, if, on any date after the lockout period ends, the borrower does not satisfy the disbursement conditions of the earnout reserve, the borrower may effect a partial defeasance of the 425 7th Street and 800 F Street Loan with respect to the amount then on deposit in the earnout reserve.

Substitution of Collateral.  None Permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

425 7th Street, NW and 800 F Street, NW Washington, DC 20004	Collateral Asset Summary 425 7th Street and 800 F Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,868,616 60.3% 1.28x 8.9%

CARTIFACT
WASHINGTON, D.C.
800 F Street
800 F Street, NW
Washington, DC 20004
425 7th Street
425 7th Street, NW
Washington, DC 20004
MOUNT VERNON TRIANGLE
EAST END
CHINATOWN
PENN QUARTER
The National Mall
MARYLAND
VIRGINIA
DISTRICT OF COLUMBIA
WASHINGTON, D.C.
Verizon Center
American Art Museum
Washington Convention Center
Embassy Suites Hotel-Convention Center
Martin Luther King Library
J Edgar Hoover FBI Bldg
National Archives
US Dept of Justice
Internal Revenue Service
Natl Museum of American History
Natl Museum of Natural History
Natl Gallery of Art
Natl Air & Space Museum
Federal Trade Commission
US Dept of Labor
US Dept of Energy
Federal Aviation Administration
CONSTITUTION AVENUE
PENNSYLVANIA AVENUE
MASSACHUSETTS AVENUE
NEW YORK AVENUE
INDEPENDENCE AVENUE
MADISON DRIVE
JEFFERSON DRIVE
7TH STREET

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	iStar Financial Inc.		Collateral:	Fee Simple
Borrower:	iStar Bishops Gate LLC		Location:	Mount Laurel, NJ
Original Balance:	$54,500,000		Year Built / Renovated:	1999 / NAP
Cut-off Date Balance:	$54,500,000		Total Sq. Ft.:	483,896
% by Initial UPB:	4.4%		Property Management(4):	Self-Managed
Interest Rate:	4.8510%		Underwritten NOI:	$6,430,607
Payment Date:	6th of each month		Underwritten NCF:	$5,735,464
First Payment Date:	November 6, 2012		Appraised Value:	$90,000,000
Maturity Date:	October 6, 2022		Appraisal Date:	August 1, 2012
Amortization:	360 months
Additional Debt:	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(24), D(92), O(4)		2011 NOI:	$7,015,623 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$7,014,746 (December 31, 2010)
			2009 NOI:	$7,014,922 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$811,809	$162,500	Current Occupancy:	100.0% (October 6, 2012)
Insurance:	$24,740	$2,474	2011 Occupancy:	100.0% (December 31, 2011)
Replacement:	$0	Springing	2010 Occupancy:	100.0% (December 31, 2010)
TI/LC(2):	$48,390	$48,390	2009 Occupancy:	100.0% (December 31, 2009)
Security Deposit(3):	$7,021,429 Letter of Credit	NAP
(1)    See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   In addition to the required monthly TI/LC reserve, during the occurrence of a PHH Ratings Event (as defined herein) or if the borrower fails to execute a lease renewal or acceptable substitute lease on or prior to June 30, 2021 (18 months prior to the PHH Mortgage lease expiration and 16 months prior to the Maturity Date of the Bishops Gate I & II Loan), a special cash trap period shall commence whereby additional cash amounts shall accumulate in the TI/LC reserve account until such time as lender determines that the aggregate amount of funds in the TI/LC reserve account is sufficient to adequately provide for the payment of tenant improvements, leasing commissions and downtime.
(3)   PHH Corporation provided a letter of credit in the amount of $7,021,429 (equal to 12 months base rent) to guaranty the sole tenant’s performance under its lease.  As additional security for the Bishops Gate I & II Loan, the letter of credit was transferred to lender as beneficiary. See “Letter of Credit” herein.
(4)   The Bishops Gate I & II Property is managed by the sole tenant, PHH Mortgage, which operates under an absolute NNN lease.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$113
Balloon Balance / Sq. Ft.:	$92
Cut-off Date LTV:	60.6%
Balloon LTV:	49.5%
Underwritten NOI DSCR:	1.86x
Underwritten NCF DSCR:	1.66x
Underwritten NOI Debt Yield:	11.8%
Underwritten NCF Debt Yield:	10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)(3)	% of Total U/W Base Rent	Lease Expiration(4)

PHH Mortgage(5)(6)	BB/Ba2/BB-	483,896	100.0%	$15.24	100.0%	12/31/2022
Total Tenants		483,896	100.0%	$15.24	100.0%

Vacant		0	0.0%
Total		483,896	100.0%

(1)	Ratings are based on those of the parent, PHH Corporation.
(2)	U/W Base Rent PSF is stated on an absolute NNN basis.
(3)	U/W Base Rent PSF is based on the next contractual rent increase occurring January 1, 2013.
(4)	PHH Mortgage has four, five-year renewal options.
(5)
PHH Corporation, PHH Mortgage’s parent, has posted a letter of credit in the amount of 12 months base rent to secure the performance of the obligations of PHH Mortgage, as tenant under the PHH Mortgage lease.  See “Letter of Credit” herein.

(6)	PHH Mortgage subleases 42,436 sq. ft. to affiliates of PHH Home Loans, LLC and Speedy Title & Appraisal Review Services, LLC.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022(1)	1	483,896	100.0%	483,896	100.0%	$15.24	100.0%	100.0%
Thereafter	0	0	0.0%	483,896	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	483,896	100.0%	NAP	NAP
Total / Wtd. Avg.	1	483,896	100.0%			$15.24	100.0%

(1)	PHH Mortgage has four, five-year renewal options.

The Loan.    The Bishops Gate I & II loan (the “Bishops Gate I & II Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a Class A, suburban office property totaling 483,896 sq. ft. located in Mount Laurel, New Jersey (“Bishops Gate I & II Property”) with an original principal balance of $54.5 million.  The Bishops Gate I & II Loan has a 10-year term and 30-year amortization.  The Bishops Gate I & II Loan accrues interest at a fixed rate equal to 4.8510% and has a cut-off date balance of $54.5 million.  Loan proceeds were used, among other things, to defease existing debt in the principal amount of approximately $53.1 million, fund initial reserves and pay customary closing costs.  Based on the appraised value of $90.0 million as of August 1, 2012, the cut-off date LTV is 60.6% and the remaining implied equity is $35.5 million.  The most recent prior financing of the Bishops Gate I & II Property was included in the JPMCC 2003-C1 transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,500,000	98.3%	Defeasance of Existing Debt(2)	$53,371,948	96.3%
Reserves from Prior Loan(1)	$836,549	1.5%	Closing Costs	$1,174,663	2.1%
Borrower Equity	$95,000	0.2%	Reserves	$884,938	1.6%
Total Sources	$55,431,549	100.0%	Total Uses	$55,431,549	100.0%
(1)	Reserves from the prior loans were transferred to the lender-controlled tax and insurance escrow accounts.
(2)	The Bishops Gate I & II Loan financed the defeasance of existing debt consisting of both an A-Note and B-Note totaling approximately $53.1 million and a defeasance premium of approximately $284,000.

The Borrower / Sponsor.    The borrower, iStar Bishops Gate LLC, is a single purpose entity structured to be bankruptcy remote, with two independent directors in its organizational structure.  The sponsor of the borrower and nonrecourse carve-out guarantor is iStar Financial Inc., a publicly traded REIT (NYSE: SFI; rated B-/Caa1/B+ by Fitch/Moody’s/S&P) that has focused primarily on commercial real estate since its founding in 1993.  The sponsor has completed over $35 billion of diverse real estate investments over the last two decades and currently operates in the three business segments, which include lending, net leasing and real estate investment.  iStar Financial, Inc. currently has a market capitalization value in excess of $500 million and, as of December 31, 2011, had over $7.5 billion of total assets.  iStar Financial, Inc. purchased the Bishops Gate I & II Property in 2002 for $82.1 million.

The Property.    The Bishops Gate I & II Property was constructed in 1999 and consists of two, three-story office buildings totaling 483,896 sq. ft. with 3,382 parking spaces (approximately 7 spaces per 1,000 sq. ft.).  The Bishops Gate I & II Property is 100.0% occupied by PHH Mortgage Corporation (“PHH Mortgage”) on a long-term lease through 2022 with no early termination options.  The lease to PHH Mortgage commenced on December 9, 2002 and expires December 31, 2022 with four five-year renewal options and includes 5% rent increases every five years (inclusive of extension options) with the next rent increase effective January 1, 2013.  In addition, a letter of credit equal to 12 months of the current base rent ($7,021,429 or $14.51 PSF) serves as additional collateral for the Bishops Gate I & II Loan (see “Letter of Credit” herein).  The letter of credit is renewed on an annual basis at the end of each calendar year and will be adjusted based on the succeeding 12 months of base rent payable by PHH Mortgage.  The PHH Mortgage lease is guaranteed by its parent company, PHH Corporation (rated BB/Ba2/BB- by Fitch/Moody’s/S&P).

The Bishops Gate I & II Property was initially constructed in 1999 as a built-to-suit headquarters for Cendant Mortgage Corporation, a subsidiary of Cendant Corporation.  iStar Financial, Inc. purchased the Bishops Gate I & II Property in 2002 for $82.1 million as part of a sale-leaseback transaction with Cendant Corporation.  In connection with this sale-leaseback, Cendant Corporation executed the existing 20-year lease expiring December 31, 2022.  In February of 2005, PHH Corporation began operating as an independent, publicly traded company pursuant to its divestiture from Cendant Corporation.  PHH Mortgage, a subsidiary of PHH Corporation, now maintains its headquarters at the Bishops Gate I & II Property.  PHH Mortgage currently has 2,900 employees located at the Bishops Gate I & II Property, more than 50% of the total employees at PHH Corporation.

Environmental Matters.  The Phase I environmental report dated August 17, 2012 recommended no further action at the Bishops Gate I & II Property.

Major Tenants.  The Bishops Gate I & II Property is 100.0% leased to PHH Mortgage and currently serves as the company’s national headquarters.  PHH Mortgage provides mortgage banking services including originating, purchasing, selling, and servicing.  As of the fourth quarter of 2011, PHH Mortgage was the sixth largest mortgage originator and seventh largest mortgage servicer in the United States.  The lease is guaranteed by PHH Mortgage’s parent company, PHH Corporation (rated BB/Ba2/BB- by Fitch, Moody’s and S&P), a publicly traded company on the New York Stock Exchange under the ticker symbol PHH with a current market valuation in excess of $1 billion.  PHH Corporation has over 5,740 employees including 2,900 PHH Mortgage employees located at the Bishops Gate I & II Property.

The Market.  The Bishops Gate I & II Property is located in the South Burlington County office submarket of Philadelphia, Pennsylvania approximately 15 miles northeast of Center City, Philadelphia.  Situated at the confluence of I-295, I-95 (NJ Turnpike), and Route 38, the Bishops Gate I & II Property is 100.0% occupied and located in the 1.1 million sq. ft. Bishops Gate Corporate Center Campus, one of the premier office parks in South Burlington County.  The 2012 population within a five-mile radius of the Bishops Gate I & II Property is 149,950, with a 2012 estimated average household income of $77,702.  As of second quarter 2012, the South Burlington County office submarket contains a total inventory of approximately 3.1 million sq. ft. of Class A office space, with a vacancy rate of 7.2% and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

average asking rent of $19.48 PSF (on a gross basis).  Office properties built after 1990 within the Burlington and Camden County office submarkets, including the Bishops Gate I & II Property, total 2,764,389 sq. ft. with a vacancy rate of 3.9%.  The total South Burlington County office submarket contains approximately 8.5 million sq. ft. of office space, with a vacancy rate of 9.5% and average asking rent of $17.78 PSF (on a gross basis).  The Bishops Gate I & II Property has an U/W Base Rent of $15.24 PSF (on a NNN basis), which is in line with traditional Class A office space in the South Burlington County office submarket and the appraiser’s concluded market rent of $15.50 PSF (on a NNN basis).

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	U/W	U/W PSF
Base Rent(1)	$7,021,429	$7,021,429	$7,021,429	$7,372,500	$15.24
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$7,021,429	$7,021,429	$7,021,429	$7,372,500	$15.24
Total Recoveries	2,048,672	2,394,601	2,351,819	2,481,051	5.13
Total Other Income	0	0	0	0	0.00
Less: Vacancy(2)	0	0	0	936,087	1.93
Effective Gross Income	$9,070,101	$9,416,030	$9,373,248	$8,917,463	$18.43
Total Operating Expenses	2,055,179	2,401,284	2,357,625	2,486,857	5.14
Net Operating Income	$7,014,922	$7,014,746	$7,015,623	$6,430,607	$13.29
TI/LC	0	0	0	574,169	1.19
Capital Expenditures	0	0	0	120,974	0.25
Net Cash Flow	$7,014,922	$7,014,746	$7,015,623	$5,735,464	$11.85

(1)	U/W Base Rent includes a rent increase of $351,071 effective January 1, 2013.
(2)	U/W Vacancy is 9.5%, which is based on the current office vacancy for the South Burlington County submarket (inclusive of all classes of space). Current Class A office vacancy is 7.2%.

Property Management.  The Bishops Gate I & II Property is self-managed by the sole tenant, PHH Mortgage, pursuant to its absolute NNN lease with the borrower.

Lockbox / Cash Management.    The Bishops Gate I & II Loan is structured with a hard lockbox and in place cash management.  The borrower sent the tenant a direction letter instructing the tenant to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and amounts in such account are used to pay monthly debt service payments and any reserves due under the Bishops Gate I & II Loan documents, with any excess amounts remaining in such account returned to the borrower in accordance with the Bishops Gate I & II Loan documents.

Additionally, all excess cash will be swept into a lender controlled account during (a) a PHH Ratings Event (as described below), (b) the failure of borrower to enter into an Acceptable Cendant Lease Renewal (as described below) or an Acceptable Cendant Substitute Lease (as described below) on or prior to June 30, 2021 or (c) the occurrence of any of the following: (i) an event of default, (ii) any bankruptcy action of the borrower, the guarantor, PHH Mortgage, PHH Corporation or the property manager (if applicable) or (iii) if the DSCR upon any date of determination is less than 1.20x (until such time that the DSCR is at least 1.20x).

A “PHH Ratings Event” will occur (a) if PHH Mortgage vacates, surrenders or ceases to conduct its normal business operations pursuant to its lease or otherwise goes dark at the Bishops Gate I & II Property (or otherwise notifies borrower of its intention to do so), (b) upon the occurrence of any bankruptcy action of PHH Mortgage or PHH Corporation or (c) if the senior unsecured debt rating of PHH Corporation is downgraded to “B” or below by S&P or “B2” or below by Moody’s.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

An “Acceptable Cendant Lease Renewal” means any renewal of the PHH Mortgage lease for a term ending no earlier than October 6, 2027 with NNN base rent of not less than $14.51 PSF and, if applicable, any other additional material terms and conditions (not otherwise set forth in the PHH Mortgage lease as of the closing of the Bishops Gate I & II Loan) approved by lender in its reasonable discretion.

An “Acceptable Cendant Substitute Lease” means a lease approved by lender and which, in lender’s sole and absolute discretion, will constitute an Acceptable Cendant Lease Renewal.

In the event of a cash flow sweep caused by a PHH Ratings Event or any failure to enter into an Acceptable Cendant Lease Renewal or Acceptable Cendant Substitute Lease on or prior to June 30, 2021, the cash swept will be capped at an amount equal to, in lender’s sole but reasonable discretion based on then-existing market conditions, the aggregate amount (when combined with the funds in the rollover reserve account) of funds sufficient to adequately provide for tenant improvements, leasing commissions and downtime between any anticipated vacancy of PHH Mortgage and occupancy by a new tenant.  Any cash in excess of the cap will be returned to borrower, notwithstanding that a cash flow sweep then exists.  If the cash flow sweep is the result of a bankruptcy action of PHH Mortgage or PHH Corporation, then there will be no cap to the sweep.

Initial Reserves.    At closing, the borrower deposited (i) $811,809 into the tax reserve account, (ii) $24,740 into the insurance reserve account and (iii) $48,390 into the TI/LC reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $162,500, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premium, which currently equates to $2,474, into an insurance reserve account and (iii) $48,390 (annually $580,675 or $1.20 PSF) into a TI/LC reserve account (which monthly payment will commence on the payment date in December 2012 because the prior monthly payment was prepaid at closing).  In addition, the borrower is required to make monthly deposits of $10,081 into a capital expenditure reserve account upon  the earlier to occur of (i) October 11, 2018 or (ii) such time that lender determines that PHH Mortgage has failed in any material respect to maintain the Bishops Gate I & II Property in accordance with the terms of its lease.

Required monthly deposits into the tax and insurance reserves will cease if PHH Corporation is upgraded to and maintains a credit rating of at least “BBB-” by S&P (or the equivalent of such rating by any other rating agency).

Letter of Credit.    PHH Corporation, as lease guarantor, provided  the borrower with an irrevocable standby letter of credit (in an amount equal to 12 months of current base rent ($7,021,429)) issued by JPMorgan Chase Bank N.A. (rated A+/Aa3/A+ by Fitch, Moody’s and S&P). The PHH Mortgage lease requires that the letter of credit be issued by a bank with a credit rating of “A+” or higher by S&P and “A1” or higher by Moody’s. As additional security for the Bishops Gate I & II Loan, the borrower has caused the transfer of the letter of credit to lender, as beneficiary. The letter of credit is required to be renewed on an annual basis at the end of each calendar year and the amount will be adjusted annually to equal the succeeding 12 months of base rent payable under the lease by PHH Mortgage.  Subject to certain requirements set forth in the Bishops Gate I & II Loan documents and the PHH Mortgage lease, lender may draw upon the letter of credit if there is an event of default by PHH Mortgage under the PHH Mortgage lease.  In the event PHH Mortgage or PHH Corporation attains a credit rating of “BBB-” or higher by S&P and “Baa3” or higher by Moody’s and maintains such credit rating for a six month period (provided no event of default then exists), the PHH mortgage lease provides that the requirement to maintain a security deposit (in the form of a letter of credit) may be waived upon request by tenant.  If at any time thereafter, the credit rating of either PHH Mortgage or PHH Corporation drops such that neither PHH Mortgage nor PHH Corporation maintains a “BBB-” or higher by S&P and “Baa3” or higher by Moody’s, then the PHH Mortgage lease requires PHH Mortgage to deposit and maintain within 10 business days (or cause to be deposited and maintained) a new letter of credit security deposit meeting the requirements of the PHH Mortgage lease.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Future mezzanine debt is permitted commencing on the date that the borrower has entered into an Acceptable Cendant Lease Renewal (or Acceptable Cendant Substitute Lease), provided, among other things, that after giving effect to the proposed mezzanine debt financing and based on the combined balance of the Bishops Gate I & II Loan and such mezzanine debt, (i) the DSCR equals or exceeds 1.40x, (ii) the underwritten net cash flow debt yield equals or exceeds 9.0%, and (iii) the LTV does not exceed 65%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

Tenant Purchase Option.  Under the PHH Mortgage lease, in the event of a substantial taking/condemnation of the Bishops Gate I & II Property, PHH Mortgage has the right, upon the satisfaction of certain conditions, to purchase from borrower the remaining portion of the Bishops Gate I & II Property.  Borrower is required under the Bishop Gate I & II Loan documents to prepay, and lender is required to apply to the outstanding principal balance, certain net proceeds of a casualty or condemnation (including the proceeds of any such sale to PHH Mortgage).  Any such partial prepayment is permitted under the loan documents without premium or penalty and is applied to the last payments of principal due under the Bishops Gate I & II Loan without any reduction in the monthly debt service payment amount.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Mortgage Way and 2001 Bishops Gate Boulevard Mount Laurel, NJ 08054	Collateral Asset Summary Bishops Gate I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 60.6% 1.66x 11.8%

CARTIFACT
Bishops Gate I & II
1 Mortage Way and
2001 Bishops Gate Boulevard
Mount Laurel, NJ 08054
MOUNT LAUREL
Philadelphia
Camden
Cherry Hill
Moorestown
Pennsauken Township
Maple Shade
Marlton
Collinswood
Haddon Township
Haddonfield
Audubon
Bellmawr
Barrington
Runnemade
Magnolia
Somerdale
Ashland
Springdale
Voorhees
Greentree
Cinnaminson
Palmyra
Riverton
Delran
Riverside
Delanco
Edgewater Park
Willingboro
Burlington
Westampton
Hainesport
Larchmont Commons Shopping Center
SOUTH JERSEY REGIONAL AIRPORT
Bristol
Delaware River
NEW JERSEY TURNPIKE
SOMERTON
BENSALEM
NORTH PHILADELPHIA
BUSTLETON
CROYDON
NORTHEAST PHILADELPHIA AIRPORT
Parx Casino & Race Track
Broadwood Shopping Center
CHELTENHAM
RHAWNHURST
TORRESDALE
OXFORD CIRCLE - CASTOR
HOLMESBURG
FRANKFORD
BRIDESBURG
PORT RICHMOND
Lakeview Memorial Park
Moorestown Mall
Willingboro Plaza
Lourdes Medical Center
Liberty Square
Burlington Center
PENNSYLVANIA
NEW JERSEY
Trenton
Colmar
Lansdale
Newtown
Southampton
Levittown
Willow Grove
Bensalem
Norristown
Lafayette Hill
Cheltenham
Burlington Township
Wayne
Havertown
Cinnaminson
Rose Tree
Drexel Hill
Mount Laurel
Medford
Chester
Gloucester Township

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

623 Union Street Nashville, TN 37219	Collateral Asset Summary Sheraton Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 62.3% 2.25x 17.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

623 Union Street Nashville, TN 37219	Collateral Asset Summary Sheraton Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 62.3% 2.25x 17.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Full Service Hospitality
Sponsor:	JRK-Holdings, Limited Partnership;		Collateral:	Fee Simple
	James M. Lippman		Location:	Nashville, TN
Borrower:	Nashville Hospitality, LLC		Year Built / Renovated:	1975 / 2007-2011
Original Balance:	$45,000,000		Rooms:	472
Cut-off Date Balance:	$45,000,000		Property Management:	JRK Residential Group, Inc.
% by Initial UPB:	3.6%		Underwritten NOI:	$7,776,315
Interest Rate:	5.0277778%		Underwritten NCF:	$6,761,627
Payment Date:	6th of each month		“As-is” Appraised Value(4):	$72,200,000
First Payment Date:	October 6, 2012		“As-is” Appraisal Date(4):	July 1, 2012
Maturity Date:	September 6, 2022		“As Stabilized” Appraised Value(5):	$76,400,000
Amortization(1):	Interest Only for first 36 months; 300		“As Stabilized” Appraisal Date(5):	July 1, 2014
	months thereafter
Additional Debt(2):	$10,000,000 Mezzanine Loan		Historical NOI
Call Protection:	L(25), D(91), O(4)		TTM NOI:	$7,244,196 (T-12 July 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$5,786,201 (December 31, 2011)
			2010 NOI:	$4,221,009 (December 31, 2010)
Reserves(3)			2009 NOI:	$4,253,545 (December 31, 2009)
	Initial	Monthly
Taxes:	$499,062	$62,383	Historical Occupancy
Insurance:	$14,750	$14,750	Current Occupancy:	70.8% (July 31, 2012)
FF&E:	$0	4% of Gross Revenues	2011 Occupancy:	66.1% (December 31, 2011)
	from the prior month		2010 Occupancy:	58.7% (December 31, 2010)
Required Repairs:	$2,600,000	NAP	2009 Occupancy:	58.1% (December 31, 2009)
Accretive CapEx:	$7,612,899	$0
(1)   Following an initial 36 month interest only period, the Sheraton Nashville Loan is structured with a fixed amortization schedule based on a 300 month amortization period for the mortgage loan, together with the related mezzanine loan (total debt). See “Annex A-1” of the Free Writing Prospectus.
(2)   See “Current Mezzanine or Subordinate Indebtedness” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The appraiser determined an appraised value of $72,200,000 as of July 1, 2012 inclusive of the sponsor’s planned capex budget, which amount was reserved upfront in the required repairs reserve, the accretive capex reserve and the PIP reserve. Based on the original appraised value of $62.3 million, the Cut-off Date LTV and Balloon LTV are 72.2% and 62.2%, respectively.
(5)   The “As Stabilized” mortgage loan Cut-off Date LTV is 58.9% based on the Sheraton Nashville Property achieving a stabilized ADR of $164.62, with a 68.0% occupancy rate.
(6)   Based on the average of the first 12 months of amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR for the mortgage loan are 3.39x and 2.95x, respectively.

PIP:	$4,913,800	$0

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Room:	$95,339	$116,525
Balloon Balance / Room:	$82,155	$100,412
Cut-off Date LTV(4)(5):	62.3%	76.2%
Balloon LTV(4):	53.7%	65.6%
Underwritten NOI DSCR(6):	2.59x	1.79x
Underwritten NCF DSCR(6):	2.25x	1.55x
Underwritten NOI Debt Yield:	17.3%	14.1%
Underwritten NCF Debt Yield:	15.0%	12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

623 Union Street Nashville, TN 37219	Collateral Asset Summary Sheraton Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 62.3% 2.25x 17.3%

Historical Occupancy, ADR, RevPAR(1)
	Sheraton Nashville Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2009	58.3%	$123.37	$71.86	70.0%	$134.67	$94.21	83.3%	91.6%	76.3%
2010	58.7%	$128.69	$75.50	73.8%	$135.23	$99.83	79.5%	95.2%	75.6%
2011	66.1%	$138.06	$91.31	76.6%	$142.24	$108.97	86.3%	97.1%	83.8%
T-12 June 2012	70.3%	$142.58	$100.28	78.1%	$149.42	$116.76	90.0%	95.4%	85.9%
(1)
Source: Hospitality Research Report. The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Sheraton Nashville Property are attributable to variances in reporting methodologies and/or timing differences.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2011 Occupancy	2011 ADR	2011 RevPAR
Sheraton Nashville Property	472	1975	25,952	66.1%	$138.06	$91.31
Doubletree Nashville	337	1979	22,100	72.0%	$140.00	$100.80
Autograph Collection Union Station Hotel	125	1986	12,000	77.0%	$170.00	$130.90
Renaissance Nashville Hotel	673	1987	31,000	77.0%	$145.00	$111.65
Courtyard Nashville Downtown	192	1998	3,200	76.0%	$145.00	$110.20
Hilton Nashville Downtown	330	2000	15,000	75.0%	$175.00	$131.25
Hotel Indigo Nashville	97	2010	2,600	70.0%	$150.00	$105.00
Total / Wtd. Avg.	2,226			73.2%	$148.84	$109.27
(1)	Source: Appraisal; Hospitality Research Report.

The Loan.  The Sheraton Nashville loan (the “Sheraton Nashville Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 472 room, full service hotel located at 623 Union Street in Nashville, Tennessee (the “Sheraton Nashville Property”) with an original principal balance of $45.0 million. The Sheraton Nashville Loan has a 10-year term and amortizes on a fixed schedule, after an initial 3-year interest only period. The fixed schedule results in a 300-month effective amortization period. The Sheraton Nashville Loan accrues interest at a fixed rate equal to 5.0277778% and has a cut-off date balance of $45.0 million. Loan proceeds, along with a $10.0 million mezzanine loan and approximately $20.6 million of equity from the sponsor were used to acquire the Sheraton Nashville Property for $59.4 million, fund reserves and pay closing costs. Based on the appraised value of $72.2 million as of July 1, 2012, the cut-off date LTV is 62.3%. Based on the “As Stabilized” appraised value of $76.4 million as of July 1, 2014, the “As Stabilized” LTV is 58.9%. The most recent prior financing of the Sheraton Nashville Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	59.5%	Purchase Price	$59,400,000	78.6%
Mezzanine Loan	$10,000,000	13.2%	Reserves	$15,640,511	20.7%
Sponsor Equity	$20,614,486	27.3%	Closing Costs	$573,975	0.8%
Total Sources	$75,614,486	100.0%	Total Uses	$75,614,486	100.0%

The Borrower / Sponsor.    The borrower, Nashville Hospitality, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are JRK-Holdings, Limited Partnership and James M. Lippman, jointly and severally.

JRK-Holdings, Limited Partnership is a direct subsidiary of JRK Property Holdings, Inc. (“JRK”). James M. Lippman founded JRK in 1991 and currently serves as its Chairman. JRK is one of the largest private owners and operators of multifamily properties in the United States with over 42,000 multifamily units, and over 1 million square feet of both office and industrial space. In addition, JRK owns and operates hotels in Manhattan, Santa Monica, Santa Barbara and the Holiday Inn Express Downtown in Nashville.

The Property.  The Sheraton Nashville Property is a 27-story full service hotel with 472 guest rooms located in downtown Nashville, Tennessee, approximately one block south of the Tennessee State Capitol Building. Built in 1975, the Sheraton Nashville Property was originally operated as a Crown Plaza hotel prior to its conversion to a Sheraton hotel in 1999. Since 2007, the Sheraton Nashville Property has undergone approximately $11.5 million of renovations ($24,338 per room), and as part of the acquisition, the sponsor will

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

623 Union Street Nashville, TN 37219	Collateral Asset Summary Sheraton Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 62.3% 2.25x 17.3%

invest an additional $15.1 million ($32,048 per room) of renovations and upgrades, all of which was reserved upfront. Planned renovations will consist primarily of upgrades to the bathrooms, corridors, guest rooms, HVAC systems, parking garage and the Pinnacle rooftop venue.  The room mix consists of 228 kings, 235 doubles and nine suites, of which two are designated as Governor suites and two are designated as Presidential suites. Amenities at the Sheraton Nashville Property include a restaurant and lounge totaling approximately 195 seats, indoor pool and fitness center, business center, 19 meeting rooms totaling 25,952 sq. ft., and an eight level parking garage with approximately 485 spaces, for a parking ratio of 1.03 spaces per room.

Environmental Matters. The Phase I environmental report dated July 17, 2012 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Sheraton Nashville Property, which is already in place.

The Market.   The Sheraton Nashville Property is located in Nashville’s central business district, just south of the Tennessee State Capitol Building. Nashville is the focal point for the country music recording industry, and from this position it has evolved into a diversified entertainment center encompassing more than 1,500 industry-related businesses. The Sheraton Nashville Property neighborhood includes the Tennessee Performing Arts Center, the State Library and Archives, the Tennessee Supreme Court, and the new Music City Center, which is Nashville’s new convention center, located a half mile south of the Sheraton Nashville Property. The new convention center will feature 1.2 million square feet of convention space, including a 350,000 square foot exhibit hall, a 57,000 square foot ballroom and 1,800 parking spaces. The convention center is scheduled to open in May 2013 with the first major event being the Country Music Awards Music Festival held at the beginning of June 2013. As of July 2012, the Music City Center has approximately 86 pre-bookings through 2026, accounting for over 730,000 room nights.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 7/31/2012	U/W	U/W per Room
Occupancy	58.7%	66.1%	70.8%	70.8%
ADR	$128.59	$138.08	$141.94	$141.94
RevPAR	$75.44	$91.32	$100.48	$100.48

Room Revenue	$13,043,281	$15,732,350	$17,358,004	$17,358,004	$36,775
F&B Revenue	4,551,903	5,731,998	6,116,276	6,116,276	12,958
Other Revenue	1,694,608	1,686,262	1,892,908	1,892,908	4,010
Total Revenue	$19,289,792	$23,150,610	$25,367,188	$25,367,188	$53,744
Operating Expenses	7,085,615	8,302,954	8,825,985	8,825,985	18,699
Undistributed Expenses	6,472,781	7,378,933	7,538,397	7,098,397	15,039
Gross Operating Profit	$5,731,396	$7,468,723	$9,002,806	$9,442,806	$20,006
Total Fixed Charges	1,510,387	1,682,522	1,758,610	1,666,491	3,531
Net Operating Income	$4,221,009	$5,786,201	$7,244,196	$7,776,315	$16,475
FF&E	771,592	926,024	1,014,687	1,014,688	2,150
Net Cash Flow	$3,449,417	$4,860,177	$6,229,509	$6,761,627	$14,325

Property Management.    The Sheraton Nashville Property is managed by JRK Residential Group, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Sheraton Nashville Loan is structured with a hard lockbox and in place cash management. All credit card receipts are required to be deposited by the credit card processing companies directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed on each monthly payment date in accordance with the Sheraton Nashville Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if the trailing 12-month period debt service coverage ratio, based on the then current debt service for the total debt, is less than 1.15x on the last day of the calendar quarter, or (iii) upon a default under the mezzanine loan that continues for 90 days.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

623 Union Street Nashville, TN 37219	Collateral Asset Summary Sheraton Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 62.3% 2.25x 17.3%

Initial Reserves.    At closing, the borrower deposited (i) $499,062 into a tax reserve account, (ii) $14,750 into an insurance reserve account, (iii) $2,600,000 into a required repairs reserve account, (iv) $7,612,899 into an accretive capex reserve account and (v) $4,913,800 into a PIP reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $62,383, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $14,750, into an insurance reserve account, and (iii) 4.0% of the prior month’s gross revenues into a monthly FF&E reserve account.

Current Mezzanine or Subordinate Indebtedness.    A $10,000,000 mezzanine loan was provided at closing with an 11.7500% per annum interest rate. The mezzanine loan has a 10-year term and after a 3-year interest only period, amortizes on a fixed schedule, which results in a 300-month effective amortization period. The mezzanine loan is co-terminous with the Sheraton Nashville Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

623 Union Street Nashville, TN 37219	Collateral Asset Summary Sheraton Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 62.3% 2.25x 17.3%

NASHVILLE
Belle Meade
Berry Hill
Oak Hill
Forest Hills
Brentwood
NASHVILLE
GERMANTOWN
ELIZABETH PARK
HOPE GARDENS
FANG
HADLEY/ WASHINGTON
State Capitol
LP Field
Sheraton Nashville
623 Union Street
Nashville, TN 37219
Nashville Convention Center
AT&T Building
Bridgestone Arena
DOWNTOWN
Gaylord Music Center
ACADEMY SQUARE
NAPIER AREA
CAYCE HOMES
GREENWOOD
MAXWELL
Edgefield Hospital
Park Plaza Medical Center
Baptist Hospital
West Side Hospital
Vanderbilt University
EDGEHILL
Nashville City Cemetery
Adventure Science CTR
CAMERON TRIMBLE
SOUTH NASHVILLE
State Fairgrounds
Cumberland River
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Piscataway, NJ New Providence, NJ	Collateral Asset Summary Hampshire Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,377,429 71.5% 1.39x 9.8%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of Five Properties
Loan Purpose:	Refinance			Property Type:	Flex Industrial
Sponsor(1):	Hampshire Partners Fund VI, L.P.			Collateral:	Fee Simple
Borrower:	Kingsbridge 2005, LLC; 80			Location:	Various in New Jersey
	Kingsbridge Road SPE LLC; 140			Year Built / Renovated:	1956-1996 / Various
	Centennial Avenue SPE LLC; 275			Total Sq. Ft.:	303,192
	Centennial Avenue SPE LLC; 675			Property Management:	The Hampshire Companies, LLC
	Central Avenue SPE LLC			Underwritten NOI(5):	$3,656,990
Original Balance:	$37,500,000			Underwritten NCF(5):	$3,407,809
Cut-off Date Balance:	$37,377,429			Appraised Value:	$52,300,000
% by Initial UPB:	3.0%			Appraisal Date:	May 8, 2012
Interest Rate:	5.1000%
Payment Date:	6th of each month			Historical NOI
First Payment Date:	August 6, 2012			TTM NOI:	$2,716,151 (T-12 March 31, 2012)
Maturity Date:	July 6, 2022			2011 NOI:	$2,672,874 (December 31, 2011)
Amortization:	360 months			2010 NOI:	$2,496,313 (December 31, 2010)
Additional Debt:	None			2009 NOI:	$2,112,272 (December 31, 2009)
Call Protection(2):	L(27), D(87), O(6)
Lockbox / Cash Management:	Hard / In Place			Historical Occupancy
				Current Occupancy:	98.4% (May 1, 2012)
Reserves				2011 Occupancy:	78.2% (December 31, 2011)
	Initial		Monthly	2010 Occupancy:	78.2% (December 31, 2010)
Taxes:	$166,708		$55,569	2009 Occupancy:	78.2% (December 31, 2009)
Insurance(3):	$0		Springing
(1)   The sponsor is an affiliate of the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as 691 Central Avenue, which has a cut-off date principal balance of $7,250,000.
(2)   Partial release of individual properties is permitted on any date after the defeasance lockout period ends, provided, among other things, (i) the borrower provides defeasance collateral in an amount equal to the greater of (a) 100% of the net sales proceeds, (b) 120% of the allocated loan amount for the individual building being released, or (c) 94% of the gross sales proceeds for such property, (ii) the DSCR for the properties remaining is no less than the greater of (a) the DSCR immediately prior to such release and (b) 1.30x, and (iii) the LTV for the remaining properties is no more than the lesser of (a)  the LTV immediately prior to such release and (b) 72.0%.
(3)   Borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if a blanket insurance policy is no longer in place.
(4)   Reserves associated with Thales USA, Inc. deposited at closing include (i) $3,244,872 into the Thales Rollover Account, (ii) $860,053 into the Thales Free Rent Account, and (iii) $198,057 into the Thales Punch List Account.
(5)   Underwritten NOI and NCF include rent from Thales USA, Inc., which has free rent through October 2013. The full amount of free rent was reserved upfront and included in the total Thales reserve amount.

Replacement:	$0		$810
TI/LC:	$0		$11,139
Required Repairs:	$18,125		NAP
Thales Reserves(4):	$4,302,982		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$123
Balloon Balance / Sq. Ft.:		$102
Cut-off Date LTV:		71.5%
Balloon LTV:		59.1%
Underwritten NOI DSCR:		1.50x
Underwritten NCF DSCR:		1.39x
Underwritten NOI Debt Yield:		9.8%
Underwritten NCF Debt Yield:		9.1%

TRANSACTION HIGHLIGHTS
■
Credit Rated Tenants.  The largest tenant in the portfolio is Cablevision Systems Corporation (“Cablevision”), which occupies 23.2% of total NRA. Cablevision (rated B-/B1/BB by Fitch/Moody’s/S&P) has been in occupancy at 275 Centennial Avenue since July 1991 and expanded its space to 80 Kingsbridge Road in April 1994. Cablevision has invested a significant amount of capital into the technological infrastructure of its space. The second largest tenant in the portfolio is Thales USA, Inc., the U.S. division of Thales Group (“Thales”), which occupies 20.2% of total NRA. Thales (rated BBB+/A2/BBB+ by Fitch/Moody’s/S&P) is a world leader in mission-critical information systems for defense and security, aerospace and transportation, and has 67,000 employees in 56 countries.

■
Market.   The Hampshire Portfolio properties are located in Northern New Jersey, with ready access to the NJ Turnpike. Four of the five properties are located in Piscataway, within the Route 287/Exit 10 submarket, which has seen steadily improving vacancy from a high of 7.8% in 2009 to the Q1 2012 rate of 5.2%. Vacancy in the New Providence property’s Route 78 East submarket was 8.6% as of Q1 2012; however, the appraiser determined vacancy for the property’s primary market area within a 3-mile radius the property to be 1.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Irving, TX Euless, TX Houston, TX	Collateral Asset Summary Atlantic Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,934,672 58.3% 1.57x 11.5%

Mortgage Loan Information			Property Information(5)
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of Four Properties
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
	Atlantic Housing Foundation, Inc.;		Collateral:	Fee Simple
Sponsor:	Nghia Trong Nguyen		Location:	Various, TX
	AHF Covington Creek, LLC; AHC		Year Built / Renovated:	1982 - 1984 / NAP
Borrower:	Heather Ridge, LLC; AHF Hillcrest,		Total Units:	1,006
	LLC; AHF Tall Timbers, LLC		Property Management:	Atlantic Housing Management, LLC
Original Balance:	$31,000,000		Underwritten NOI:	$3,559,893
Cut-off Date Balance:	$30,934,672		Underwritten NCF:	$3,268,907
% by Initial UPB:	2.5%		Appraised Value:	$53,100,000
Interest Rate:	5.3500%		Appraisal Date:	May 22, 2012
Payment Date:	11th of each month
First Payment Date:	September 11, 2012		Historical NOI(5)
Maturity Date:	August 11, 2022		TTM NOI:	$3,526,648 (T-12 May 31, 2012)
Amortization:	360 months		2011 NOI:	$3,421,321 (December 31, 2011)
Additional Debt(1):	$6,100,000 Mezzanine Loan		2010 NOI:	$3,383,186 (December 31, 2010)
Call Protection(2):	L(26), D(91), O(3)		2009 NOI:	$3,674,175 (December 31, 2009)
Lockbox / Cash Management(3):	Soft / Springing
			Historical Occupancy
Reserves			Current Occupancy:	97.5% (June 25, 2012)
	Initial	Monthly	2011 Occupancy:	95.7% (December 31, 2011)
Taxes:	$0	$0	2010 Occupancy:	93.0% (December 31, 2010)
Insurance:	$111,736	$22,065	2009 Occupancy:	89.3% (December 31, 2009)
Replacement:	$0	$25,150
(1)   The mezzanine loan is co-terminus with the Atlantic Housing Portfolio loan, has a 14.0000% per annum interest rate, and is held by an affiliate of Terra Capital Partners.
(2)   After the lockout period, the borrower may release up to two individual properties upon payment of a release price equal to 125% of the allocated loan amount for such property provided the remaining properties have a 70% maximum LTV, 1.60x minimum DSCR and a 10.75% minimum debt yield.
(3)   Cash management will be triggered: (i) during a “Cash Trap Period”, or (ii) if the borrower fails to maintain an actual DSCR of 1.15x for two consecutive quarters and will end if no event of default has occurred and the actual DSCR after the end of four consecutive quarters is at least equal to 1.25x. A “Cash Trap Period” will be triggered: (i) during an event of default or (ii) during any bankruptcy action of borrower, sponsor, guarantor or property manager.
(4)   At closing, lender escrowed $1,159,000 and borrower deposited an additional $441,000 post-closing to complete required repairs by January 31, 2013. The total balance represents approximately 112% of the engineer estimated cost to complete all deferred maintenance/immediate repairs at the four properties.
(5)   The sponsor of the borrower is structured as a 501c3 not-for-profit Community Housing Development Organization. As such, they have qualified for 100% real estate tax exemptions. Financial Information, Property Information and Historical NOI figures are shown inclusive of the real estate tax exemptions. Additionally, the sponsor/guarantor will be recourse for any losses and costs incurred by lender in the event of a loss of the tax exempt status.

TI/LC:	$0	$0
Required Repairs(4):	$1,159,000	NAP

Financial Information(5)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit:	$30,750	$36,814
Balloon Balance / Unit:	$25,618	$31,682
Cut-off Date LTV:	58.3%	69.7%
Balloon LTV:	48.5%	60.0%
Underwritten NOI DSCR:	1.71x	1.21x
Underwritten NCF DSCR:	1.57x	1.11x
Underwritten NOI Debt Yield:	11.5%	9.6%
Underwritten NCF Debt Yield:	10.6%	8.8%

TRANSACTION HIGHLIGHTS
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Strong Occupancy and Market.  The portfolio maintained an average occupancy of approximately 93.9% from 2009 through June 2012 and the portfolio was 97.5% occupied as of June 25, 2012.  Occupancies within the Atlantic Housing Portfolio property submarkets range from 85.7% to 93.9%.

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Experienced Sponsorship.  Atlantic Housing Foundation, Inc. currently owns and operates approximately 7,600 affordable housing apartment units located in 22 cities.  Atlantic Housing Foundation, Inc., or an affiliate, has owned and operated the portfolio since 2003.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Columbus, OH Ruther Glen, VA Worthington, OH Dublin, OH	Collateral Asset Summary Columbus Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,922,092 61.3% 1.74x 12.6%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of Eight Properties
Loan Purpose:	Acquisition			Property Type:	Warehouse / Flex Industrial
Sponsor:	Hackman Capital Partners, LLC;			Collateral:	Fee Simple
	Michael D. Hackman			Location:	Ohio – 7 Properties
Borrower:	Columbus Industrial Owner I, LLC				Virginia – 1 Property
Original Balance:	$31,000,000			Year Built / Renovated:	1986-1999 / Various
Cut-off Date Balance:	$30,922,092			Total Sq. Ft.:	1,627,008
% by Initial UPB:	2.5%			Property Management:	Adena Commercial, LLC
Interest Rate:	4.5000%			Underwritten NOI:	$3,890,669
Payment Date:	6th of each month			Underwritten NCF:	$3,276,373
First Payment Date:	September 6, 2012			“As-is” Appraised Value:	$50,440,000
Maturity Date:	August 6, 2022			“As-is” Appraisal Date:	June 11, 2012
Amortization:	360 months			“As Stabilized” Appraised Value(4):	$53,660,000
Additional Debt:	None			“As Stabilized” Appraisal Date(4):	June 1, 2013; June 1, 2014
Call Protection(1):	L(26), D(90), O(4)
Lockbox / Cash Management(2):	Hard / Springing			Historical NOI
				TTM NOI:	$4,234,851 (T-12 April 30, 2012)
Reserves				2011 NOI:	$4,324,153 (December 31, 2011)
	Initial		Monthly	2010 NOI:	$4,754,414 (December 31, 2010)
Taxes:	$129,464		$112,774	2009 NOI:	$4,421,720 (December 31, 2009)
Insurance:	$124,894		$10,408
Replacement:	$617,123		$21,509	Historical Occupancy
TI/LC(3):	$0		$33,896	Current Occupancy:	87.4% (July 11, 2012)
Required Repairs:	$43,175		NAP	2011 Occupancy:	90.5% (December 31, 2011)
				2010 Occupancy:	96.4% (December 31, 2010)
Financial Information				2009 Occupancy:	92.6% (December 31, 2009)
Cut-off Date Balance / Sq. Ft.:		$19
(1)   Partial release of individual properties is permitted on any date after the defeasance lockout period ends, provided, among other things, (i) the borrower provides defeasance collateral in an amount equal to the greater of (a) 90% of the net sales proceeds with respect to such property and (b) 115% of the allocated loan amount for such property, (ii) the DSCR for the properties remaining is no less than 1.35x, and (iii) the debt yield for the remaining properties is no less than 9.5%. In addition, on any date after the lockout period ends, the borrower may obtain the release of the Roberts Road Industrial Park parcel, provided, among other things, (i) there is no event of default and (ii) payment of $3,640,000 plus the amount, if any, after taking into account the prepayment principal, that will make the value of the remaining property subject to the loan have an LTV equal to or less than 125%.
(2)   Cash management will be triggered upon (i) an event of default or (ii) if the DSCR is less than 1.10x at the end of a calendar quarter, until such time that (a) the DSCR is at least 1.15x for two consecutive calendar quarters, (b) the borrower deposits an amount into the cash collateral account which, if applied to repay the then outstanding principal balance, would cause the DSCR to be at least 1.15x, or (c) the borrower delivers a letter of credit for an amount which, if drawn upon to repay the then outstanding principal balance, would cause the DSCR to be at least 1.15x.
(3)   TI/LC reserve is subject to a cap of $1,500,000.
(4)   The “As Stabilized” Cut-off Date LTV is 57.6% based on certain properties achieving stabilized occupancy levels.

Balloon Balance / Sq. Ft.:		$15
Cut-off Date LTV(4):		61.3%
Balloon LTV:		49.7%
Underwritten NOI DSCR:		2.06x
Underwritten NCF DSCR:		1.74x
Underwritten NOI Debt Yield:		12.6%
Underwritten NCF Debt Yield:		10.6%

TRANSACTION HIGHLIGHTS
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Diversified Assets / Tenant Roster. The Columbus Industrial Portfolio loan is secured by 8 properties, of which 68.8% of NRA is warehouse space and 31.2% of NRA is flex space. The portfolio is 87.4% leased to 87 diversified tenants as of July 11, 2012. With the exception of Value City Furniture, which occupies 100.0% of NRA at the Ruther Glen Industrial Park property and contributes 20.1% of underwritten gross potential rent, no tenant occupies more than 10.1% of NRA or contributes more than 6.2% of underwritten gross potential rent.

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Experienced Sponsorship / Management. Hackman Capital Partners, LLC has over 26 years of experience in acquisition and asset management of commercial real estate, primarily focusing on industrial properties. The firm currently owns over 100 facilities throughout the United States, totaling approximately 18 million square feet of space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Waco, TX Sherman, TX	Collateral Asset Summary Sherman and Waco Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 74.3% 1.49x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of Two Properties
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Herbert L. Levine; Elliott Aintabi		Collateral:	Fee Simple
Borrower:	S&W-AL, LLC		Location:	Texas
Original Balance:	$26,000,000		Year Built / Renovated:	1994 / 2006 and 1993 / 2006
Cut-off Date Balance:	$26,000,000		Total Sq. Ft.:	389,116
% by Initial UPB:	2.1%		Property Management:	LEVCOR, Inc.
Interest Rate:	4.9200%		Underwritten NOI:	$2,812,229
Payment Date:	6th of each month		Underwritten NCF:	$2,548,492
First Payment Date:	October 6, 2012		Appraised Value:	$35,000,000
Maturity Date:	September 6, 2022		Appraisal Date:	July 18, 2012
Amortization:	Interest-only for first 24 months; 336
months thereafter			Historical NOI
Additional Debt:	None		TTM NOI:	$2,187,971 (T-12 May 31, 2012)
Call Protection(1):	L(25), D(91), O(4)		2011 NOI:	$2,166,649 (December 31, 2011)
Lockbox / Cash Management(2):	Springing Hard / Springing		2010 NOI:	$2,491,174 (December 31, 2010)
			2009 NOI:	$2,062,345 (December 31, 2009)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$421,476	$52,685	Current Occupancy:	96.3% (August 2012)
Insurance(3):	$0	Springing	2011 Occupancy:	82.4% (December 31, 2011)
Replacement:	$0	$3,293	2010 Occupancy:	81.3% (December 31, 2010)
TI/LC(4):	$1,117,419	$21,077	2009 Occupancy:	79.3% (December 31, 2009)
Required Repairs:	$2,500	NAP
(1)   Partial release of either property is permitted on any date after the defeasance lockout period ends, provided, among other things, (i) the borrower provides defeasance collateral in an amount equal to the greater of (a) 100% of the net sales proceeds with respect to such property, provided in no event shall the release amount be less than 94% of the gross sales price of the applicable property, or (b) 125% of the allocated loan amount for such property, (ii) the DSCR for the remaining property is no less than the greater of (a) the DSCR immediately prior to such release and (b) 1.42x, and (iii) the LTV for the remaining property is no more than the lesser of (a) the LTV immediately prior to such release and (b) 73.2%.
(2)   A hard lockbox with cash management will be triggered (i) upon an event of default, (ii) if the DSCR is less than 1.20x at the end of a calendar quarter, (iii) upon the occurrence of an Attention LLC tenant trigger period, or (iv) upon the occurrence of a Gander Mountain Company tenant trigger period and will end upon such time that (a) in the case of (i) above, the event of default is cured, (b) in the case of (ii) above, the DSCR is greater than 1.25x for two consecutive calendar quarters, (c) in the case of (iii) above, the Attention LLC tenant trigger period has ended, or (d) in the case of (iv) above, the Gander Mountain Company tenant trigger period has ended.
(3)   Borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if a blanket insurance policy is no longer in place.
(4)   Monthly TI/LC reserve subject to a cap of $760,000. Gander Mountain Company Tenant Sweep reserve subject to a cap of $594,250. Attention LLC Tenant Sweep reserve subject to a cap of $455,945.
(5)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.17x and 1.96x, respectively.

Gander Mountain Company Tenant Reimbursement Account:	$13,044	$0
Gander Mountain Company Tenant Sweep(4):	$0	Springing
Attention LLC Tenant Sweep(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$67
Balloon Balance / Sq. Ft.:	$56
Cut-off Date LTV:	74.3%
Balloon LTV:	62.7%
Underwritten NOI DSCR(5):	1.64x
Underwritten NCF DSCR(5):	1.49x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	9.8%

TRANSACTION HIGHLIGHTS
■	Recent Leasing Activity. Since September 2011, five new tenants have signed leases for space totaling 71,175 sq. ft. (18.3% of NRA) and representing 17.2% of underwritten base rent.
■
Experienced Sponsorship. Sponsor Herbert L. Levine, who also serves as president of the property manager, LEVCOR, Inc., has been involved with the development, leasing and management of over 15 million square feet of retail centers and office buildings, with a focus on the Texas market and the repositioning of under-performing properties. Elliott Aintabi is chairman and CEO of the Jesta Group, which acquires, develops and manages real estate in North America and Europe.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Long Island City, NY	Collateral Asset Summary Long Island City Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,942,838 64.9% 2.18x 15.5%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of Two Properties
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	Chandrakant B. Patel		Collateral:	Fee Simple
Borrower:	Priya Hospitality LLC		Location:	Long Island City, NY
Original Balance:	$26,000,000		Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$25,942,838		Total Rooms:	221
% by Initial UPB:	2.1%		Property Management:	Letap Group LLC
Interest Rate:	5.1500%		Underwritten NOI:	$4,031,335
Payment Date:	6th of each month		Underwritten NCF:	$3,709,135
First Payment Date:	September 6, 2012		“As-is” Appraised Value:	$40,000,000
Maturity Date:	August 6, 2017		“As-is” Appraisal Date:	June 1, 2012
Amortization:	360 months		“As Stabilized” Appraised Value(2):	$42,500,000
Additional Debt:	None		“As Stabilized” Appraisal Date(2):	June 1, 2014
Call Protection(1):	L(26), D(30), O(4)
Lockbox / Cash Management:	Hard / In Place		Historical NOI
			TTM NOI:	$4,560,000 (T-12 April 30, 2012)
Reserves			2011 NOI:	$4,715,000 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$4,889,000 (December 31, 2010)
Taxes:	$37,997	$18,998	2009 NOI(3):	NAV
Insurance:	$4,955	$4,955
FF&E:	$26,850	4% of Gross Revenues	Historical Occupancy
	from the prior month		Current Occupancy:	85.2% (July 31, 2012)
Required Repairs:	$29,563	NAP	2011 Occupancy:	85.4% (December 31, 2011)
			2010 Occupancy:	82.2% (December 31, 2010)
Financial Information			2009 Occupancy(3):	NAV
Cut-off Date Balance / Room:	$117,388
(1)   Partial release of either property is permitted on any date after the defeasance lockout period ends, provided, among other things, (i) the borrower provides defeasance collateral in an amount equal to the greater of (a) 100% of the net sales proceeds with respect to such property or (b) 125% of the allocated loan amount for such property, (ii) the DSCR for the property remaining is no less than the greater of (a) the DSCR immediately prior to such release and (b) 2.18x, and (iii) the LTV for the remaining property is no more than the lesser of (a) the LTV immediately prior to such release and (b) 65.0%.
(2)   The “As Stabilized” Cut-off Date LTV is 61.0% based on achieving a stabilized occupancy, ADR and RevPAR of 82.0%, $155.95 and $127.88, respectively, for the Best Western Plaza Hotel property and 82.0%, $124.67 and $102.23, respectively, for the Howard Johnson Inn Long Island City property.
(3)   Both properties were constructed in 2009. Partial year NOI and occupancy information for 2009 was not available for the properties.

Balloon Balance / Room:	$108,742
Cut-off Date LTV(2):	64.9%
Balloon LTV:	60.1%
Underwritten NOI DSCR:	2.37x
Underwritten NCF DSCR:	2.18x
Underwritten NOI Debt Yield:	15.5%
Underwritten NCF Debt Yield:	14.3%

TRANSACTION HIGHLIGHTS
■
Performance. As of July 31, 2012, the overall portfolio occupancy, ADR and RevPAR for the trailing twelve months were 85.2%, $119.29 and $101.33, respectively. For the same time period, the individual property occupancy, ADR and RevPAR were 83.4%, $130.43 and $108.75, respectively for the Best Western Plaza Hotel property and 87.3%, $105.81 and $92.35, respectively, for the Howard Johnson Inn Long Island City property.

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Market Penetration. For the trailing twelve months ending July 31, 2012, the Best Western Plaza Hotel property achieved occupancy, ADR and RevPAR penetration rates of 105.3%, 114.2% and 120.3%, respectively. The Howard Johnson Inn Long Island City property had occupancy, ADR and RevPAR penetration rates of 110.9%, 88.9% and 98.6%, respectively, for the same period.

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Credit Metrics. The Long Island City Hotel Portfolio loan has a 64.9% Cut-off Date LTV based on the “As-is” appraised value, a 61.0% Cut-off Date LTV based on the “As Stabilized” appraised value, a 2.18x Underwritten NCF DSCR and an Underwritten NOI Debt Yield of 15.5%.

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Access. The properties are located in Long Island City, within Queens County, New York, and have excellent access to transportation via the F subway train, located one block south of the subject, as well as linkages to Midtown Manhattan and New York’s highway infrastructure via the Queensboro Bridge, the Queens Midtown Tunnel, the Long Island Expressway and the Brooklyn-Queens Expressway, which are all located within a five minute drive from the properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1601 Eglin Street Rapid City, SD 57701	Collateral Asset Summary Rushmore Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,641,398 74.3% 1.45x 10.0%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Anchored Retail
Sponsor:	Brian Shirken; Richard Margolis			Collateral:	Fee Simple
Borrower:	CPP Rushmore LLC			Location:	Rapid City, SD
Original Balance:	$25,700,000			Year Built / Renovated:	2008 / 2010, 2012
Cut-off Date Balance:	$25,641,398			Total Sq. Ft.:	550,392
% by Initial UPB:	2.0%			Total Collateral Sq. Ft.(5) :	277,391
Interest Rate:	4.9755%			Property Management:	Columbus Pacific Properties, Inc.
Payment Date:	11th of each month			Underwritten NOI(6):	$2,566,996
First Payment Date:	September 11, 2012			Underwritten NCF:	$2,394,191
Maturity Date:	August 11, 2022			Appraised Value(1):	$34,500,000
Amortization:	360 months			Appraisal Date:	July 16, 2012
Additional Debt:	None
Call Protection(1):	L(26), D(90), O(4)			Historical NOI(6)
Lockbox / Cash Management(2):	Soft / Springing			TTM NOI:	$2,183,976 (T-12 May 31, 2012)
				2011 NOI:	$2,011,037 (December 31, 2011)
Reserves				2010 NOI:	$1,340,919 (December 31, 2010)
	Initial		Monthly
Taxes:	$0		$54,750	Historical Occupancy(5)(6)
Insurance:	$30,877		$3,431	Current Occupancy(7):	97.7% (August 7, 2012)
Replacement:	$0		$2,842	2011 Occupancy:	NAV
TI/LC(3):	$0		$11,558	2010 Occupancy:	NAV
Required Repairs:	$25,875		NAP
(1)   Release of 22.44 acres of vacant non-income producing parcels will be permitted subject to provisions in the loan documents. Further, the appraiser did not attribute any value to these parcels.
(2)   Cash management will be triggered: (i) during any Cash Trap Period until such period has ended, (ii) if the DSCR is less than 1.10x after the end of two consecutive calendar quarters until the DSCR is at least 1.15x for two consecutive calendar quarters, or (iii) if after the Payment Date occurring in July 2017, the amount of the TI/LC Reserve is less than the TI/LC cap.  A “Cash Trap Period” will be triggered: (i) during an event of default or (ii) during any bankruptcy of borrower, sponsor, guarantor or property manager.
(3)   TI/LC reserve is subject to a cap of $1,250,000.
(4)   At closing, lender deposited $140,000 in the Fuji Reserve for the tenant improvement allowance pursuant to the Fuji Steakhouse lease.  Fuji Steakhouse is currently in occupancy.
(5)   Based on Total Collateral Sq. Ft. which excludes Target (131,748 sq. ft.) and Sam’s Club (141,253 sq. ft.), which are subject to an REA and not part of the collateral.  2009 and 2010 occupancy are not available due to the acquisition.
(6)   The increasing NOI trend is the result of steady lease up at the property, which was constructed in phases between 2008 and 2012. As new phases were completed, space was either pre-leased or immediately leased. The completed phases of the property have maintained occupancy of over 95% each year since 2008. Six tenants took occupancy in 2011-2012, resulting in a stabilized current occupancy of 97.7%.
(7)   98.9% based on Total Sq. Ft. (including non-owned shadow anchors).

Fuji Reserve(4):	$140,000		$0

Financial Information
Cut-off Date Balance / Sq. Ft.(5):		$92
Balloon Balance / Sq. Ft.(5):		$76
Cut-off Date LTV:		74.3%
Balloon LTV:		61.2%
Underwritten NOI DSCR:		1.55x
Underwritten NCF DSCR:		1.45x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.3%

TRANSACTION HIGHLIGHTS
■	Borrower Equity. The borrower purchased the property in 2012 for $34.5 million. Including closing costs and funding of reserves, the borrower maintains $10.8 million of cash equity in the transaction.
■
Diverse National Tenant Roster. National tenants represent 93% of the total NRA and 89% of the total underwritten base rental income at the property including credit rated tenants Bed Bath & Beyond (NR/NR/BBB+ by Fitch/Moody’s/S&P) and TJ Maxx (NR/A3/A by Fitch/Moody’s/S&P).

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Strong Shadow Anchors. The property benefits from shadow anchors Target and Sam’s Club. Per the borrower, Target reportedly invested $6.0 million into its store (after relocating in 2008) to enhance its grocery section and has reported sales of over $45.0 million per year ($342 PSF).

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Experienced Sponsorship. The property is owned by Columbus Pacific Properties, Inc. (“CPP”), with cofounders Brian Shirken and Richard Margolis serving as non-recourse carveout guarantors. Since 1995, CPP has purchased and redeveloped over four million square feet of retail and 2,500 multifamily units.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2401 East El Segundo Boulevard El Segundo, CA 90245	Collateral Asset Summary 2401 El Segundo	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,390,000 70.0% 1.57x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor:	G. Ryan Smith; Bradley E. Lofgren;		Collateral:	Fee Simple
	Stephen M. Zotovich		Location:	El Segundo, CA
Borrower:	El Segundo Office Investors, LP		Year Built / Renovated:	1982 / 1996, 2002, 2005, 2008
Original Balance:	$19,390,000		Total Sq. Ft.:	106,597
Cut-off Date Balance:	$19,390,000		Property Management:	Peregrine Realty Partners, Inc.
% by Initial UPB:	1.5%		Underwritten NOI:	$2,100,030
Interest Rate:	4.7500%		Underwritten NCF:	$1,902,825
Payment Date:	6th of each month		Appraised Value:	$27,700,000
First Payment Date:	September 6, 2012		Appraisal Date:	June 8, 2012
Maturity Date:	August 6, 2022
Amortization:	Interest-only for first 36 months; 360		Historical NOI(5)
	months thereafter		2011 NOI:	$1,714,229 (December 31, 2011)
Additional Debt:	None		2010 NOI:	$1,491,302 (December 31, 2010)
Call Protection:	L(26), D(90), O(4)		2009 NOI:	$1,697,430 (December 31, 2009)
Lockbox / Cash Management(1):	Springing Hard / Springing
			Historical Occupancy
Reserves			Current Occupancy:	99.9% (July 18, 2012)
	Initial	Monthly	2011 Occupancy:	83.0% (December 31, 2011)
Taxes:	$83,498	$27,833	2010 Occupancy:	83.0% (December 31, 2010)
Insurance(2):	$8,826	Springing	2009 Occupancy:	100.0% (December 31, 2009)
Replacement:	$0	$2,221
(1)   A hard lockbox with cash management will be triggered (i) upon an event of default, (ii) if the DSCR is less than 1.20x on the last day of a calendar quarter, or (iii) upon the occurrence of a primary tenant sweep period and will end upon such time that (a) in the case of (i) above, the event of default is cured, (b) in the case of (ii) above, the DSCR is greater than 1.25x for two consecutive quarters, or (c) in the case of (iii) above, the primary tenant sweep period has ended.
(2)   Borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if a blanket insurance policy is no longer in place.
(3)   A cash flow sweep will begin (a) upon the occurrence of the date that is 12 months prior to the scheduled expiration of the primary tenant lease, initially March 31, 2018, (b) if the primary tenant gives notice of its intent to terminate or cancel its lease or if its lease is otherwise terminated or cancelled prior to the scheduled expiration of the lease term, (c) if the primary tenant goes dark at the property, (d) upon an event of default by the primary tenant, or (e) upon the bankruptcy of the primary tenant. Primary tenant shall mean The Aerospace Corporation, together with its successors and assigns.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.25x and 2.04x, respectively.
(5)  Trailing twelve month financial statements were not provided by the seller of the property during the acquisition.

TI/LC:	$0	$14,213
Free Rent Reserve:	$9,216	$0
Primary Tenant Sweep Reserve(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$182
Balloon Balance / Sq. Ft.:	$160
Cut-off Date LTV:	70.0%
Balloon LTV:	61.6%
Underwritten NOI DSCR(4):	1.73x
Underwritten NCF DSCR(4):	1.57x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	9.8%

TRANSACTION HIGHLIGHTS

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Location. The 2401 El Segundo property is located in El Segundo, California, adjacent to Los Angeles Air Force Base, which is home to the Space and Missile Systems Center, a subordinate unit of Air Force Space Command. The center has an annual total budget in excess of $8 billion and employs an estimated 6,300 people, managing $50 to $60 billion in contracts at any one time. The close proximity to the air force base is a major driver of demand for space at the property.

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Tenancy. The roster of tenants at the 2401 El Segundo property is primarily composed of aerospace and defense-related companies and nonprofit organizations and includes The Aerospace Corporation, Lockheed Martin Corporation (rated A-/Baa1/A- by Fitch/Moody’s/S&P), The Mitre Corporation, Carnegie Mellon University, Massachusetts Institute of Technology and Honeywell International Inc (rated A/A2/A by Fitch/Moody’s/S&P).

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Recent Leasing. In the last 12 months, three new leases have been signed totaling 17,907 sq. ft. (16.8% of NRA), backfilling space that was vacated by The Aerospace Corporation in 2010. Since 2006, the property has averaged 94% occupancy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2500 Museum Way Fort Worth, TX 76107	Collateral Asset Summary Residence Inn Fort Worth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,300,000 52.1% 1.95x 14.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor(1):	Apple REIT Six, Inc.		Collateral:	Fee Simple
Borrower:	Apple Six SPE Fort Worth, Inc.		Location:	Fort Worth, TX
Original Balance:	$18,300,000		Year Built / Renovated:	2005 / NAP
Cut-off Date Balance:	$18,300,000		Total Rooms:	149
% by Initial UPB:	1.5%		Property Management:	Texas Western Management
Interest Rate:	4.7310%			Partners, L.P.
Payment Date:	6th of each month		Underwritten NOI:	$2,721,486
First Payment Date:	November 6, 2012		Underwritten NCF:	$2,435,399
Maturity Date:	October 6, 2022		Appraised Value:	$35,100,000
Amortization:	300 months		Appraisal Date:	August 15, 2012
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)		Historical NOI
Lockbox / Cash Management(2):	Hard / Springing		TTM NOI:	$2,879,000 (T-12 June 30, 2012)
			2011 NOI:	$2,985,696 (December 31, 2011)
Reserves			2010 NOI:	$2,561,102 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$2,404,113 (December 31, 2009)
Taxes:	$254,167	$25,417
Insurance:	$0	Springing	Historical Occupancy
FF&E(3):	$0	Springing	Current Occupancy:	81.1% (June 30, 2012)
Required Repairs:	$0	NAP	2011 Occupancy:	77.2% (December 31, 2011)
			2010 Occupancy:	71.8% (December 31, 2010)
Financial Information			2009 Occupancy:	67.9% (December 31, 2009)
Cut-off Date Balance / Rooms:	$122,819
(1)   Apple REIT Six, Inc. is one of several public non-listed REITs formed by Apple REIT Companies and focused on the ownership of hospitality assets, and is an affiliate of the sponsor under the mortgage loan secured by the mortgaged properties identified on Annex A-1 to this free writing prospectus as Homewood Suites Tukwila, which has a cut-off date principal balance of $9,700,000 and Courtyard Somerset, which has a cut-off date principal balance of $9,000,000.
(2)   Cash management will be triggered upon: (i) the occurrence of a Cash Trap Period, or (ii) the failure by borrower to maintain an actual DSCR of 1.20x for two consecutive quarters and will end if no event of default or cash management period is occurring and the actual DSCR after the end of two consecutive quarters is at least equal to 1.25x. A “Cash Trap Period” will be triggered: (x) during an event of default, or (y) by any bankruptcy action of borrower, sponsor, guarantor, property manager or TRS lessee.
(3)   Borrower will pay to lender on the third payment date immediately following each FF&E reserve evaluation date, if any amount is due, the FF&E Reserve Semi-Annual Deposit. “FF&E Reserve Semi-Annual Deposit” means an amount, determined by lender, by which the Required FF&E Amount exceeds the actual FF&E amount. The “Required FF&E Amount” means an amount equal to 5% of the gross income from operations for the twelve month period ending with the most recently completed FF&E reserve evaluation date.

Balloon Balance / Rooms:	$90,914
Cut-off Date LTV:	52.1%
Balloon LTV:	38.6%
Underwritten NOI DSCR:	2.18x
Underwritten NCF DSCR:	1.95x
Underwritten NOI Debt Yield:	14.9%
Underwritten NCF Debt Yield:	13.3%

TRANSACTION HIGHLIGHTS

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Strong Flag. Residence Inn is an extended stay lodging brand of Marriott International, Inc. (NYSE:MAR), a leading lodging company with more than 3,700 lodging properties in 73 countries and territories. The Residence Inn Fort Worth’s franchise agreement expires in 2025.

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Strong Property Performance. The Residence Inn Fort Worth property has consistently outperformed its immediate competitive set with occupancy, ADR and RevPAR penetrations greater than 100% since 2009. As of the trailing twelve months through June 2012, the Residence Inn Fort Worth property’s occupancy penetration index was 116.4%, ADR penetration index was 119.3% and RevPAR penetration index was 138.9%.

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Experienced Sponsor. The borrowing entity is owned by Apple REIT Six, Inc., a public, non-listed real estate investment trust focused on the ownership of upscale, extended-stay and select service hotels. Apple REIT Six, Inc. is a part of the Apple REIT Companies, which consists of four non-listed, public, real estate investment trusts which focus on the acquisition and ownership of high quality income-producing real estate. As of June 30, 2012, Apple REIT Six, Inc. owned 66 hotels in 18 states totaling 7,658 rooms.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

301 North Main Street Greenville, SC 29601	Collateral Asset Summary Landmark Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 50.7% 1.59x 12.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Alan B. Kahn		Collateral:	Fee Simple
Borrower:	Tower on Main, L.L.C.		Location:	Greenville, SC
Original Balance:	$18,000,000		Year Built / Renovated:	1973 / 2000, 2006
Cut-off Date Balance:	$18,000,000		Total Sq. Ft.:	331,361
% by Initial UPB:	1.4%		Property Management:	The Furman Co. Facilities, LLC
Interest Rate:	5.2935%		Underwritten NOI(5):	$2,304,025
Payment Date:	6th of each month		Underwritten NCF(5):	$1,906,616
First Payment Date:	November 6, 2012		Appraised Value:	$35,500,000
Maturity Date:	October 6, 2022		Appraisal Date:	August 3, 2012
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(24), D(91), O(5)		TTM NOI:	$2,266,366 (T-12 July 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	$2,313,450 (December 31, 2011)
			2010 NOI:	$2,206,405 (December 31, 2010)
Reserves			2009 NOI:	$2,275,873 (December 31, 2009)
	Initial	Monthly
Taxes:	$133,333	$13,333	Historical Occupancy
Insurance:	$16,863	$2,811	Current Occupancy(5):	81.6% (August 16, 2012)
Replacement:	$0	$5,520	2011 Occupancy:	70.9% (December 31, 2011)
TI/LC:	$0	$27,601	2010 Occupancy:	69.3% (December 31, 2010)
Required Repairs:	$0	NAP	2009 Occupancy:	70.4% (December 31, 2009)
Windstream Reserve(2):	$3,351,000	$0
(1)   Future mezzanine debt of up to $2.0 million will be permitted one time after all earnout funds have been disbursed provided (i) the combined LTV is not above 55.0% and (ii) the combined NCF debt yield is not less than 11.0%.
(2)   At closing, the borrower deposited $3,351,000 into a reserve account for tenant improvements and leasing commissions associated with the Windstream lease, to be drawn upon as borrower is obligated to pay such expenses, provided that no amounts may be released to the borrower until Windstream has taken physical occupancy of its expansion and delivered clean estoppels and subordination agreements acceptable to lender.
(3)   At closing, borrower deposited $1,500,000 into a reserve account for elective property improvements. Funds in this reserve will be not be available for withdrawal until Windstream has taken full occupancy of its entire space (143,093 sq. ft.) and is paying unabated rent.
(4)   At closing, borrower deposited $1,500,000 into an earnout reserve, which amount will be released to the borrower if, within 24 months from loan closing, the borrower qualifies for the release of proceeds. If Windstream has taken full occupancy of its expansion space and South Carolina Vocational Rehabilitation Department has renewed its lease, $750,000 will be released provided the property achieves an earnout debt yield of at least 11.0%, a minimum earnout DSCR of 1.50x and a minimum occupancy of 82.0%. The remaining $750,000 will be released upon the property achieving an earnout debt yield of at least 11.5%, a minimum earnout DSCR of 1.30x and a minimum occupancy of 85.0%.
(5)   The Landmark Building property was 81.6% leased and 68.1% physically occupied as of August 16, 2012. Windstream has signed a lease for an additional 44,836 sq. ft. commencing on January 1, 2013, which increases physical occupancy from 68.1% to 81.6%. Rent for Windstream has been included in Underwritten NOI and Underwritten NCF.

Renovation Reserve(3):	$1,500,000	$0
Earnout Reserve(4):	$1,500,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$54
Balloon Balance / Sq. Ft. :		$45
Cut-off Date LTV:		50.7%
Balloon LTV:		42.1%
Underwritten NOI DSCR:		1.92x
Underwritten NCF DSCR:		1.59x
Underwritten NOI Debt Yield:		12.8%
Underwritten NCF Debt Yield:		10.6%

TRANSACTION HIGHLIGHTS

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Long Term Ownership. The borrower purchased the property in 1999 for $3.6 million and has invested over $23.0 million in capital improvements including roof replacement, elevator modernization, HVAC replacement, electrical overhaul and interior refurbishment. Additionally, the borrower intends to complete $1.5 million of near term capital projects resulting in an all-in cost basis of $32.0 million or 56.3% loan to cost.

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Major Tenant Renewal & Expansion. Windstream, the property’s largest tenant, occupied a total of 11,209 sq. ft. beginning in 1999. The tenant expanded by an additional 87,048 sq. ft. in 2000 and leased an additional 44,836 sq. ft. (combined 43.2% of NRA) commencing in January 2013. As part of the recent expansion, Windstream renewed all of its leases through December 2022.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

105 Daly Lane Snowmass Village, CO 81611	Collateral Asset Summary Snowmass Village Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,200,000 57.0% 1.51x 10.2%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Unanchored Retail
Sponsor(1):	The Related Companies, LP			Collateral:	Fee Simple
Borrower:	Snowmass Holding Company LLC			Location:	Snowmass Village, CO
Original Balance:	$17,200,000			Year Built / Renovated:	1968 / 1988
Cut-off Date Balance:	$17,200,000			Total Units:	78,426
% by Initial UPB:	1.4%			Property Management:	RW Management Associates, LLC
Interest Rate:	4.7820%			Underwritten NOI:	$1,746,110
Payment Date:	11th of each month			Underwritten NCF:	$1,628,119
First Payment Date:	November 11, 2012			Appraised Value:	$30,170,000
Maturity Date:	October 11, 2017			Appraisal Date:	July 26, 2012
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(49), D(8), O(3)			TTM NOI:	$1,828,013 (T-12 June 30, 2012)
Lockbox / Cash Management(2):	Hard / Springing			2011 NOI:	$1,711,101 (December 31, 2011)
				2010 NOI:	NAV
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$107,500		$21,500	Current Occupancy:	80.3% (August 31, 2012)
Insurance:	$4,767		$433	2011 Occupancy:	84.7% (December 31, 2011)
Replacement:	$0		$1,634	2010 Occupancy:	90.4% (December 31, 2010)
TI/LC(3):	$200,000		$8,169
(1)   The sponsor is an affiliate of the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Snowmass Center, which has a cut-off date principal balance of $7,900,000.
(2)   Cash management will be triggered: (i) during an event of default, or (ii) if the DSCR is not at least 1.15x for two consecutive months and will end if a DSCR Cash Management Termination Event has occurred. A “DSCR Cash Management Termination Event” means for four consecutive calendar quarters since the commencement of the existing DSCR Cash Management Event, (i) no event of default has occurred, (ii) no event that would trigger another cash management period has occurred and (iii) DSCR has been at least equal to 1.25x.
(3)   At closing, borrower funded a TI/LC reserve of $200,000 to be released in connection with borrower reimbursement of approved tenant improvements and leasing commissions in connection with tenant turnover or lease renewals during the term of the loan. An additional $1.25 PSF per annum will be collected monthly.
(4)   At closing, borrower funded a seasonality reserve of $75,000 to cover potential shortfalls in property cash flow due to seasonal rent fluctuations associated with certain tenants (representing 3.5% of NRA), as necessary to pay debt service. If drawn upon, all free cash flow, after debt service and other reserve payments, shall be swept into the reserve until such time that the reserve has been replenished to $75,000.

Required Repairs:	$0		NAP
Seasonality Reserve(4):	$75,000		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$219
Balloon Balance / Sq. Ft. :		$202
Cut-off Date LTV:		57.0%
Balloon LTV:		52.4%
Underwritten NOI DSCR:		1.62x
Underwritten NCF DSCR:		1.51x
Underwritten NOI Debt Yield:		10.2%
Underwritten NCF Debt Yield:		9.5%

TRANSACTION HIGHLIGHTS

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Strong Sponsorship / Property Management. The Related Companies, LP (“Related”) was founded in 1972 and has since invested in or developed over 15 million square feet of commercial real estate properties in major national urban areas throughout the country. Related has more than 100 properties in its portfolio and is involved in all aspects of real estate development, property management, fund management, sales and marketing, and advisory services.

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Year-Round Tourist Destination. Snowmass Mountain is the largest of the four ski areas in the Aspen, Colorado region with approximately 3,128 acres of terrain and is in the process of undergoing over $50 million of on-mountain upgrades including additional gondolas, larger terrain parks, restaurants and a 25,000 square foot children’s center. During the summer the Aspen region serves as the host of the Aspen Film Festival, the Aspen Food and Wine Festival as well numerous outdoor events and activities.

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Strong Tenant Sales. The Snowmass Village Mall property’s largest tenant, D&E Snowboards, reported strong sales of $374 PSF for the trailing 12 month period ending May 2012, which results in an estimated occupancy cost of 12.6%. Stew Pot and Il Poggio, both of which have been at the Snowmass Village Mall property for over 20 years, have reported trailing 12 month sales of $387 PSF and $382 PSF and occupancy costs of 12.3% and 9.8%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., CastleOak Securities, L.P., and RBS Securities Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2012-CCRE3 (the "Offering Document").  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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